SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                              POORE BROTHERS, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[X] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                              POORE BROTHERS, INC.
                           3500 SOUTH LA COMETA DRIVE
                             GOODYEAR, ARIZONA 85338

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON OCTOBER 6, 1999

NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Shareholders (the "Annual Meeting") of Poore Brothers, Inc., a Delaware corporation (the "Company"), will be held on October 6, 1999, at 3:00 p.m. local time, at The Wigwam Resort, 300 Wigwam Boulevard, Litchfield, Arizona 85340, for the purpose of considering and voting upon the following:

     (1) A proposal to elect Directors of the Company to serve until the 2000 Annual Meeting of Shareholders or until the election and qualification of their respective successors.

     (2) A proposal to approve an amendment to the Company's Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock, $.01 par value (the "Common Stock"), by 35,000,000 shares, from 15,000,000 to 50,000,000 shares.

     (3) A proposal to approve the acquisition by the Company of Wabash Foods, LLC, a Delaware limited liability company, and, in connection therewith, the issuance by the Company of (i) 4,400,000 shares of Common Stock, $.01 par value, and (ii) a warrant to purchase 400,000 shares of Common Stock.

     (4) A proposal to approve an amendment to the Poore Brothers, Inc. 1995 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 500,000 shares, from 1,500,000 to 2,000,000 shares.

     (5) Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     THE  BOARD  OF  DIRECTORS  OF  THE  COMPANY  UNANIMOUSLY   RECOMMENDS  THAT
SHAREHOLDERS OF THE COMPANY VOTE TO APPROVE THE PROPOSALS LISTED ABOVE.

     The Board of Directors has fixed August 27, 1999 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed for the Annual Meeting.

                                           By Order of the Board of Directors
                                                      Eric J. Kufel
                                           President and Chief Executive Officer
Goodyear, Arizona
September 10, 1999
                                    IMPORTANT

     YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT, WHICH CONTAINS INFORMATION RELEVANT TO THE ACTIONS TO BE TAKEN AT THE MEETING.

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO PROMPTLY MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED, SELF-ADDRESSED, STAMPED ENVELOPE SO THAT YOUR SHARES OF STOCK MAY BE REPRESENTED AND VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. YOUR PROXY WILL BE RETURNED TO YOU IF YOU SHOULD BE PRESENT AT THE ANNUAL MEETING AND SHOULD REQUEST SUCH RETURN OR IF YOU SHOULD REQUEST SUCH RETURN IN THE MANNER PROVIDED FOR REVOCATION OF PROXIES ON THE INITIAL PAGES OF THE ENCLOSED PROXY STATEMENT. PROMPT RESPONSE BY OUR SHAREHOLDERS WILL REDUCE THE TIME AND EXPENSE OF SOLICITATION.

                                TABLE OF CONTENTS

                                                                            PAGE
ACCOMPANYING DOCUMENTATION..................................................   3

VOTING AT THE MEETING.......................................................   3
  Record Date and Outstanding Shares........................................   4
  Quorum and Vote Required..................................................   4

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS...................   4

PROPOSAL 1 - ELECTION OF DIRECTORS..........................................   5
  Information Regarding Board of Directors and Committees...................   7
  Compensation of Directors.................................................   7
  Election of Nominees......................................................   8
  Recommendation of the Board of Directors..................................   8

EXECUTIVE OFFICERS..........................................................   8

EXECUTIVE COMPENSATION......................................................   9
  Summary Compensation Table................................................   9
  Stock Option Plan.........................................................  10
  Repricing of Stock Options................................................  10
  Employment Agreements.....................................................  11

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS ............................  12

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS .............................  14

PROPOSAL 2 - APPROVAL OF AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
COMMON STOCK, $.01 PAR VALUE, BY 35,000,000 SHARES, FROM 15,000,000 TO
50,000,000 SHARES ..........................................................  15
  Reasons for the Increase..................................................  15
  Potential Effects of the Proposed Amendment...............................  16
  Approval of the Proposed Amendment to the Certificate of Incorporation....  16
  Recommendation of the Board of Directors..................................  17

PROPOSAL 3 -- APPROVAL OF THE ACQUISITION BY THE COMPANY OF WABASH FOODS,
LLC, A DELAWARE LIMITED LIABILITY COMPANY, AND, IN CONNECTION THEREWITH,
THE ISSUANCE BY THE COMPANY OF (I) 4,400,000 SHARES OF COMMON STOCK,
$.01 PAR VALUE, AND (II) A WARRANT TO PURCHASE 400,000 SHARES OF
COMMON STOCK................................................................  17
  Introduction..............................................................  17
  Reasons for the Acquisition...............................................  18
  Material Contracts Between the Company and Pate Foods/Wabash Foods;
    Pre-Acquisition Management Agreement....................................  19
  Terms of the Acquisition..................................................  19
  Regulatory Approval.......................................................  24
  Accounting Treatment .....................................................  24
  Federal Income Tax Consequences ..........................................  25
  Market Price Data and Dividend Information ...............................  25
  Description of Wabash Foods ..............................................  25
  Unaudited Pro Forma Combined Condensed And Historical Financial
    Information.............................................................  31
  Wabash Foods' Management's Discussion and Analysis of Financial
    Condition and Results of Operations ....................................  34
  Refinancing of Certain Indebtedness of the Company and Wabash Foods.......  36
  Risk Factors .............................................................  37

  Poore Brothers, Inc. Financial Statements.................................  40
  Wabash Foods, LLC Financial Statements....................................  40
  Recommendation of the Board of Directors..................................  40

PROPOSAL 4 - APPROVAL OF AMENDMENT OF THE POORE BROTHERS, INC. 1995
STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK
RESERVED FOR ISSUANCE THEREUNDER BY 500,000 SHARES, FROM 1,500,000 TO
2,000,000 SHARES............................................................  40
  Purpose...................................................................  41
  Administration............................................................  41
  Eligibility; Grant of Awards..............................................  41
  Shares Available; Nontransferability of Stock Options.....................  42
  Effect of Reorganization, Merger, Etc.....................................  42
  Duration, Amendment and Termination of the Stock Option Plan..............  42
  Certain Federal Income Tax Considerations.................................  42
  Awards Under the Stock Option Plan........................................  43
  New Plan Benefits.........................................................  43
  Stock Options Granted Outside of the Stock Option Plan....................  44
  Approval of the Amendment to the Stock Option Plan........................  44
  Recommendation of the Board of Directors..................................  44

NO APPRAISAL RIGHTS FOR DISSENTERS .........................................  44

INDEPENDENT ACCOUNTANTS ....................................................  44

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE ....................  45

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE ..........................  45

SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING...............................  45

OTHER BUSINESS .............................................................  45

EXHIBIT A - FORM OF PROXY

EXHIBIT B - QUARTERLY REPORT ON FORM 10-QSB FOR THE THREE-MONTH PERIOD ENDED
            MARCH 31, 1999

EXHIBIT C - QUARTERLY REPORT ON FORM 10-QSB FOR THE THREE-MONTH PERIOD ENDED
            JUNE 30, 1999

EXHIBIT D - CERTIFICATE OF AMENDMENT OF THE COMPANY'S CERTIFICATE OF
            INCORPORATION PERTAINING TO THE INCREASE OF THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

EXHIBIT E - AGREEMENT FOR PURCHASE AND SALE OF LIMITED LIABILITY COMPANY
            INTERESTS

EXHIBIT F - REGISTRATION RIGHTS AGREEMENT

EXHIBIT G - FORM OF WARRANT

EXHIBIT H - WABASH FOODS, LLC FINANCIAL STATEMENTS

                              POORE BROTHERS, INC.
                           3500 SOUTH LA COMETA DRIVE
                             GOODYEAR, ARIZONA 85338

                      PROXY STATEMENT FOR ANNUAL MEETING OF
                   SHAREHOLDERS TO BE HELD ON OCTOBER 6, 1999

     This Proxy Statement and the accompanying proxy are furnished in connection with the solicitation by the Board of Directors of Poore Brothers, Inc. (the "Company") of proxies for the Annual Meeting of Shareholders of the Company (the "Annual Meeting"), to be held on October 6, 1999, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and any adjournment or postponement thereof. This Proxy Statement, the accompanying proxy and the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1998, are being first mailed to the Company's shareholders on or about September 16, 1999.

     All expenses of the Company in connection with this solicitation will be borne by the Company. In addition to the solicitation of proxies by use of the mail, officers, Directors and employees of the Company may solicit the return of proxies by personal interview, mail, telephone and/or facsimile. Such persons will not be additionally compensated, but will be reimbursed for out-of-pocket expenses. The Company will also request brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons and will reimburse such persons and the Company's transfer agent for their reasonable out-of-pocket expenses in forwarding such material.

                           ACCOMPANYING DOCUMENTATION

     A copy of the Company's Annual Report to Shareholders covering the Company's fiscal year ended December 31, 1998, which includes a copy of the Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998 (including audited financial statements) accompanies this Proxy Statement. In addition, copies of the Company's Quarterly Reports on Form 10-QSB for the three-month periods ended March 31, 1999 and June 30, 1999 (each of which includes unaudited financial statements) are annexed hereto as Exhibits B and C, respectively. The Company will provide copies of any exhibits to the Form 10-KSB and the Forms 10-QSB to each shareholder of record as of the Record Date, upon request of such person and such person's payment of the Company's reasonable expenses of furnishing such exhibit.

                              VOTING AT THE MEETING

     All shares of the Company's common stock, par value $.01 per share (the "Common Stock"), represented at the Annual Meeting by properly executed proxies will be voted in accordance with the instructions indicated thereon unless such proxies previously have been revoked. IF ANY PROXIES DO NOT CONTAIN VOTING INSTRUCTIONS, THE SHARES REPRESENTED BY SUCH PROXIES WILL BE VOTED (1) FOR THE ELECTION OF THE LISTED NOMINEES FOR DIRECTOR, (2) FOR THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION, AS AMENDED (THE "CERTIFICATE OF INCORPORATION"), TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK BY 35,000,000 SHARES FROM 15,000,000 TO 50,000,000 SHARES, (3) FOR THE ACQUISITION BY THE COMPANY OF WABASH FOODS, LLC, A DELAWARE LIMITED LIABILITY COMPANY ("WABASH FOODS"), AND, IN CONNECTION THEREWITH, THE ISSUANCE BY THE COMPANY OF
(I) 4,400,000 SHARES OF COMMON STOCK AND (II) A WARRANT TO PURCHASE 400,000 SHARES OF COMMON STOCK, (4) FOR THE AMENDMENT TO THE POORE BROTHERS, INC. 1995 STOCK OPTION PLAN (THE "STOCK OPTION PLAN") TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 500,000 SHARES, FROM 1,500,000 TO 2,000,000 SHARES. It is not anticipated that any matters other than those set forth in this Proxy Statement will be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the shares represented by all properly executed proxies will be voted in accordance with the judgment of the persons named on such proxies.

     The Company encourages the personal attendance of its shareholders at the Annual Meeting, and execution of the accompanying proxy will not affect a shareholder's right to attend the Annual Meeting and to vote his or her shares in person. Any shareholder giving a proxy has the right to revoke it by: (1) delivering written notice of revocation to: Secretary, Poore Brothers, Inc., 3500 South La Cometa Drive, Goodyear, Arizona 85338, at any time before the proxy is voted; (2) by executing and delivering a later-dated proxy; or (3) by attending the Annual Meeting and voting his or her shares in person. No such notice of revocation or later-dated proxy will be effective, however, until received by the Company at or prior to the Annual Meeting. Such revocation will not affect a vote on any matter taken prior to the receipt of such revocation. Mere attendance at the Annual Meeting will not by itself revoke the proxy.

RECORD DATE AND OUTSTANDING SHARES

     The Board of Directors has fixed August 27, 1999 as the record date (the "Record Date") for the Annual Meeting. Only holders of record of the outstanding shares of Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. At the close of business on August 27, 1999, 7,832,997 shares of Common Stock were outstanding and entitled to be voted at the Annual Meeting. The Common Stock is the only class of the Company's securities entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter presented to the shareholders.

QUORUM AND VOTE REQUIRED

     The presence, in person or by proxy, of a majority of the shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted ("shareholder withholding") with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker non-vote") held in street name on a particular matter in the absence of instructions from the beneficial owner of such stock. The shares subject to a proxy which are not being voted on a particular matter (because of either shareholder withholding or broker non-vote) will not be considered shares entitled to vote on such matter. These shares, however, may be considered present and entitled to vote on any other matters and will count for purposes of determining the presence of a quorum, unless the proxy indicates that such shares are not being voted on any matter at the Annual Meeting, in which case such shares will not be counted for purposes of determining the presence of a quorum. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of shares of Common Stock represented in person or by proxy at the Annual Meeting is required to approve or ratify the following proposals to be presented at the Annual Meeting: (1) the proposal to elect Directors of the Company to serve until the 2000 Annual Meeting of Shareholders or until the election and qualification of their respective successors; (2) the proposal to approve the acquisition by the Company of Wabash Foods, LLC and, in connection therewith, the issuance by the Company of (i) 4,400,000 shares of Common Stock and (ii) a warrant to purchase 400,000 shares of Common Stock; and (3) the proposal to approve an amendment to the Company's 1995 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 500,000 shares, from 1,500,000 to 2,000,000 shares. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock is required to approve or ratify the proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock by 35,000,000 shares, from 15,000,000 to 50,000,000 shares.

                                  * * * * * * *

            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

     THIS PROXY STATEMENT, INCLUDING ALL DOCUMENTS INCORPORATED BY REFERENCE, INCLUDES "FORWARD-LOOKING" STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 12E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, AND THE COMPANY DESIRES TO TAKE ADVANTAGE OF THE "SAFE HARBOR" PROVISIONS THEREOF. THEREFORE, THE COMPANY IS INCLUDING THIS STATEMENT FOR THE EXPRESS PURPOSE OF AVAILING ITSELF OF THE PROTECTIONS OF THE SAFE HARBOR WITH RESPECT TO ALL OF SUCH FORWARD-LOOKING STATEMENTS. IN THIS PROXY STATEMENT, THE WORDS "ANTICIPATES," "BELIEVES," "EXPECTS," "INTENDS," "ESTIMATES," "PROJECTS," "WILL LIKELY RESULT," "WILL CONTINUE," "FUTURE" AND SIMILAR TERMS AND EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS IN THIS PROXY STATEMENT REFLECT THE COMPANY'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND FINANCIAL PERFORMANCE. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES, INCLUDING SPECIFICALLY:

     * THE COMPANY'S RELATIVELY BRIEF OPERATING HISTORY AND SIGNIFICANT OPERATING LOSSES TO DATE.

     * THE PROBABILITY THAT THE COMPANY WILL NEED ADDITIONAL FINANCING DUE TO CONTINUED OPERATING LOSSES OR IN ORDER TO IMPLEMENT THE COMPANY'S BUSINESS STRATEGY.

     * THE POSSIBLE DIVERSION OF MANAGEMENT RESOURCES FROM THE DAY-TO-DAY OPERATIONS OF THE COMPANY AS A RESULT OF THE COMPANY'S PURSUIT AND EXECUTION OF STRATEGIC ACQUISITIONS (INCLUDING THE ACQUISITION BY THE COMPANY OF WABASH FOODS, LLC DESCRIBED IN THIS PROXY STATEMENT).

     * POTENTIAL DIFFICULTIES RESULTING FROM THE INTEGRATION OF ACQUIRED BUSINESSES WITH THE COMPANY'S BUSINESS (INCLUDING, WITHOUT LIMITATION, THE INTEGRATION OF WABASH FOODS, LLC WITH THE COMPANY'S BUSINESS).

     *    OTHER ACQUISITION-RELATED RISKS.

     *    SIGNIFICANT COMPETITION.

     *    RISKS RELATED TO THE FOOD PRODUCTS INDUSTRY.

     *    VOLATILITY OF THE MARKET PRICE OF THE COMPANY'S COMMON STOCK.

     * THE POSSIBLE DE-LISTING OF THE COMMON STOCK FROM THE NASDAQ SMALLCAP MARKET.

     * THE OTHER RISKS AND UNCERTAINTIES DISCUSSED HEREIN THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM HISTORICAL RESULTS OR THOSE ANTICIPATED.

IN LIGHT OF THESE RISKS AND UNCERTAINTIES, THERE CAN BE NO ASSURANCE THAT THE FORWARD-LOOKING INFORMATION CONTAINED IN THIS PROXY STATEMENT WILL IN FACT TRANSPIRE OR PROVE TO BE ACCURATE. READERS ARE CAUTIONED TO CONSIDER THE SPECIFIC RISK FACTORS DESCRIBED HEREIN AND IN "RISK FACTORS" BELOW AND NOT TO PLACE UNDUE RELIANCE ON THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN, WHICH SPEAK ONLY AS OF THE DATE HEREOF.

                                   * * * * * *

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The By-laws of the Company, as amended, provide that the number of Directors constituting the Board of Directors shall be determined by resolution of the Board of Directors at any meeting or by the shareholders at the Annual Meeting. The Board of Directors of the Company has set the number of Directors comprising the Board of Directors at seven (7).

     The Board of Directors has nominated seven (7) persons for election as Directors of the Company at the Annual Meeting, each to serve until the 2000 annual meeting of shareholders of the Company or until his successor shall have been duly elected and qualified. All of the nominees, other than Messrs. Freeze and Goodspeed, are currently serving as Directors of the Company. Each nominee has consented to be named in this Proxy Statement and to serve if elected. If, prior to the meeting, any nominee should become unavailable to serve for any reason, the shares represented by all properly executed proxies will be voted for such alternate individual as shall be designated by the Board of Directors, unless the Board of Directors shall determine to reduce the number of Directors pursuant to the By-laws of the Company.

     The table below sets forth the names and ages of the nominees for Director and, where applicable, the year each first became a Director of the Company.

                                               YEAR FIRST BECAME A
            NAME                   AGE       DIRECTOR OF THE COMPANY
            ----                   ---       -----------------------
     Thomas W. Freeze              48                  N/A
     Richard E. Goodspeed          62                  N/A
     Mark S. Howells               45                  1995
     Eric J. Kufel                 32                  1997
     James W. Myers                64                  1999
     Robert C. Pearson             64                  1996
     Aaron M. Shenkman             58                  1997

     Set forth below for each person nominated to be a Director is a description of all positions held by such person with the Company and the principal occupations of such person during the last five years.

     THOMAS W. FREEZE. Mr. Freeze has served as Vice President, Chief Financial Officer, Secretary and Treasurer of the Company since April 1997. From April 1994 to April 1997, Mr. Freeze served as Vice President, Finance and Administration - Retail of New England Business Service, Inc. From October 1989 to April 1994, Mr. Freeze served as Vice President, Treasurer and Secretary of New England Business Service, Inc.

     RICHARD E. GOODSPEED. Mr. Goodspeed currently serves as a management consultant to several companies, primarily in the food (manufacturing and retail) industry. Mr. Goodspeed served as President and Chief Operating Officer of The Vons Companies, Inc. from 1994 to 1998 and as a Director from 1994 to 1997. From 1989 to 1994, he served as President and Chief Operating Officer of Lucky Stores, Inc., a subsidiary of American Stores Company, and from 1992 to 1994, he also served as Executive Vice President of American Stores Company.

     MARK S. HOWELLS. Mr. Howells has served as Chairman of the Board of the Company since March 1995. For the period from March 1995 to August 1995, Mr. Howells also served as President and Chief Executive Officer of the Company. He has served as the Chairman of the Board of Poore Brothers Southeast, Inc., a subsidiary of the Company, since its inception in May 1993 and served as its President and Chief Executive Officer from May 1993 to August 1994. Since 1988, Mr. Howells has devoted a majority of his time to serving as the President and Chairman of Arizona Securities Group, Inc. d/b/a Puglisi Howells & Co., a registered securities broker-dealer.

     ERIC J. KUFEL. Mr. Kufel has served as President, Chief Executive Officer and a Director of the Company since February 1997. From November 1995 to January 1997, Mr. Kufel was Senior Brand Manager at The Dial Corporation and was responsible for the operating results of Purex Laundry Detergent. From June 1995 to November 1995, Mr. Kufel was Senior Brand Manager for The Coca-Cola Company where he was responsible for the marketing and development of Minute Maid products. From November 1994 to June 1995 Mr. Kufel was Brand Manager for The Coca-Cola Company, and from June 1994 to November 1994, Mr. Kufel was Assistant Brand Manager for The Coca-Cola Company. From January 1993 to June 1994, Mr. Kufel was employed by The Kellogg Company in various capacities including being responsible for introducing the Healthy Choice line of cereal and executing the marketing plan for Kellogg's Frosted Flakes cereal. Mr. Kufel earned a Masters of International Management from the American Graduate School of International Management in December 1992.

     JAMES W. MYERS. Mr. Myers has served as a Director since January 1999. Mr. Myers has been President of Myers Management & Capital Group, Inc., a consulting firm specializing in strategic, organizational and financial advisory services to CEO's, since January 1996. From December 1989 to December 1995, Mr. Myers served as President of Myers, Craig, Vallone & Francois, Inc., a management and corporate finance consulting firm. Previously, Mr. Myers was an executive with a variety of consumer goods companies. Mr. Myers is currently a Director of ILX Resorts, Inc., a publicly traded time-share sales and resort property company.

     ROBERT C. PEARSON. Mr. Pearson has served as a Director of the Company since March 1996. Mr. Pearson has been Senior Vice President-Corporate Finance for Renaissance Capital Group, Inc. since April 1997. Previously, Mr. Pearson had been an independent financial and management consultant specializing in investments with emerging growth companies. He has performed services for Renaissance Capital Partners ("RCP") in connection with the Company and other RCP investments. RCP is the operating manager of Renaissance Capital Growth & Income Fund III, Inc. ("Renaissance Capital"), the owner of a 9% Convertible

Debenture due July 1, 2002 issued by the Company (a "9% Convertible Debenture"). From 1990 to 1994, Mr. Pearson served as Executive Vice President and Chief Financial Officer of Thomas Group, Inc., a publicly traded consulting firm. Prior to 1990, Mr. Pearson was Vice President-Finance of Texas Instruments, Incorporated. Mr. Pearson is currently a Director of Tava Technologies, Inc. (a publicly traded information technology services company), Dexterity Surgical, Inc. (a publicly traded surgical instruments manufacturer and distributor), and Interscience Computer, Inc. (a distributor of consumables for laser printers).

     Pursuant to a Convertible Debenture Loan Agreement dated May 31, 1995 (the "Debenture Loan Agreement") among the Company, Renaissance Capital and Wells Fargo Small Business Investment Company, Inc. (formerly Wells Fargo Equity Capital, Inc. and hereinafter referred to as "Wells Fargo"), so long as the 9% Convertible Debentures have not been fully converted into shares of Common Stock or redeemed or paid by the Company, Renaissance Capital shall be entitled to designate a nominee to the Company's Board of Directors subject to election by the Company's shareholders. Renaissance Capital designated Mr. Pearson as a nominee to the Board of Directors.

     AARON M. SHENKMAN. Mr. Shenkman has served as a Director of the Company since June 1997. He has served as the General Partner of Managed Funds LLC since October 1997. He served as the Vice-Chairman of Helen of Troy Corp., a distributor of personal care products, from March 1997 to October 1997. From February 1984 to February 1997, Mr. Shenkman was the President of Helen of Troy Corp. From 1993 to 1996, Mr. Shenkman also served as a Director of Craftmade International, a distributor of ceiling fans.

INFORMATION REGARDING BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors conducts its business through meetings of the Board of Directors and through its standing committees. As of the date of this Proxy Statement, two committees have been established, an Audit Committee and a Compensation Committee. The Board of Directors does not currently utilize a Nominating Committee or committee performing similar functions.

     The Audit Committee: (i) makes recommendations to the Board of Directors as to the independent accountants to be appointed by the Board of Directors; (ii) reviews with the independent accountants the scope of their examinations; (iii) receives the reports of the independent accountants for the purpose of reviewing and considering questions relating to their examination and such reports; (iv) reviews, either directly or indirectly or through independent accountants, the internal accounting and auditing procedures of the Company; (v) reviews related party transactions; and (vi) performs such other functions as may be assigned to it from time to time by the Board of Directors. The Audit Committee is comprised of three members of the Board of Directors, Messrs. Pearson, Howells and Myers. The Chairman of the Audit Committee is Mr. Pearson. The Audit Committee was established on October 22, 1996.

     The Compensation Committee reviews and recommends the compensation of executive officers and key employees. The Compensation Committee is currently comprised of three members of the Board of Directors, Messrs. Howells, Myers and Shenkman. The Chairman of the Compensation Committee is currently Mr. Shenkman. The Compensation Committee was established on June 12, 1997.

     During the fiscal year ended December 31, 1998, the Board of Directors met five times and took actions on five other occasions by unanimous written consent. There was one meeting of the Audit Committee during 1998 and no meetings of the Compensation Committee. During 1998, each Director attended, during the period each was a Director, at least 75% of the Board of Directors meetings and meetings of any committees on which they served.

COMPENSATION OF DIRECTORS

     In May 1998, the Company granted options to purchase 10,000 shares of the Company's Common Stock to each person who was elected to the Board of Directors at the 1998 Annual Meeting of Shareholders (other than Mr. Kufel). Such options, which have an exercise price of $1.3125 per share, will vest on October 6, 1999, the date of the Annual Meeting, and have a term of five years. In addition, Mr. Myers, who was newly elected to the Board of Directors on January 12, 1999, was granted an option to purchase 10,000 shares of Common Stock at an exercise price of $.59375 per share with a term of five years and exercisable on the date of grant.

     In the future, in order to attract and retain highly competent persons as Directors and as compensation for Directors' service on the Board, the Company may, from time to time, grant additional stock options or issue shares of Common

Stock to non-employee Directors. It is anticipated that the Board will grant options to purchase 10,000 shares of Common Stock to each person who is elected to the Board at the Annual Meeting (other than persons who are also officers of the Company).

     Directors are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors and for other expenses incurred in their capacity as Directors.

ELECTION OF NOMINEES

     Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting, is required for the election of Directors. Shares will be voted for the nominees in accordance with the specifications marked on the proxies applicable thereto, and if no specification is made, will be voted "FOR" the election of the nominees.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ALL NOMINEES FOR DIRECTOR.

                               EXECUTIVE OFFICERS

     The Board of Directors appoints the Company's executive officers. Certain information concerning the Company's executive officers is set forth below, except that information concerning Mr. Kufel, the Company's President and Chief Executive Officer, and Mr. Freeze, the Company's Vice President, Chief Financial Officer, Secretary and Treasurer, is set forth above under "PROPOSAL 1 -- ELECTION OF DIRECTORS."

     THOMAS G. BIGHAM, age 46, has been Vice President of Sales - Texas since November 1998. From December 1996 to November 1998, Mr. Bigham was President of Tejas Snacks, L.P. ("Tejas"), whose business and certain assets were acquired by the Company in November 1998. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS." From 1994 to December 1996, Mr. Bigham was President of Eagle Brands of Houston, Inc.

     GLEN E. FLOOK, age 41, has served as Vice President-Manufacturing since March 1997. From January 1994 to February 1997, Mr. Flook was employed by The Dial Corporation as a Plant Manager for a manufacturing operation that generated $40 million in annual revenues. From January 1983 to January 1994, Mr. Flook served in various capacities with Frito-Lay, Inc., including Plant Manager and Production Manager.

     WENDELL T. JONES, age 58, has been the Vice President of Sales - Arizona since August 1998. From February 1997 to August 1998, Mr. Jones served as Director of Sales -- Arizona. Previously, Mr. Jones was National Sales Manager of the Company from January 1996 to February 1997. From 1969 to 1996, Mr. Jones served in various capacities at Frito-Lay, Inc., including Director of Sales, Operations Manager and Manager-Trade Development.

     KEVIN M. KOHL, age 43, has been Vice President, National Sales Manager since May 1999. From November 1998 to April 1999, Mr. Kohl served as Vice President of Sales - Texas of the Company. From July 1996 to November 1998, Mr. Kohl was Executive Vice President of Tejas, whose business and certain assets were acquired by the Company in November 1998. See "CERTAIN RELATIONSHIP AND RELATED TRANSACTIONS." From July 1994 to June 1996, Mr. Kohl was President of Mighty Eagle, Inc. d/b/a Atlanta Eagle. From June 1992 to July 1994, Mr. Kohl was a Regional Director of Eagle Snacks, Inc.

     JAMES M. POORE, age 52, has served as a Vice President of the Company since June 1995. Mr. Poore co-founded Poore Brothers Foods, Inc. in 1986 and served as its Vice President, Secretary, Treasurer and Director until May 1995. In addition, Mr. Poore served as the Secretary and a Director of Poore Brothers Distributing, Inc., a subsidiary of the Company, from January 1990 to May 1995, and as Chairman of the Board and a Director of Poore Brothers of Texas, Inc., a subsidiary of the Company, from May 1991 to May 1995. In 1983, he co-founded Groff's of Texas, Inc. (a potato chip manufacturer in Brookshire, Texas and a predecessor business to Tejas, acquired by the Company in November 1998), and served as its President until January 1986.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years, as applicable, to the Company's Chief Executive Officer and those other executive officers of the Company whose salary and bonuses, if any, exceeded $100,000 for the Company's fiscal year ended December 31, 1998.

                           SUMMARY COMPENSATION TABLE
                                                                                  LONG TERM
                                                                                 COMPENSATION
                                                  ANNUAL COMPENSATION               AWARDS
                                      -----------------------------------------  ------------
         NAME AND                                                  OTHER ANNUAL  STOCK OPTIONS    ALL OTHER
    PRINCIPAL POSITION                YEAR    SALARY      BONUS    COMPENSATION     GRANTED      COMPENSATION
    ------------------                ----    ------      -----    ------------  -------------   ------------
Eric J. Kufel (1)                     1998   $119,423         --    $ 6,975(4)     390,000(5)           --
  President, Chief Executive          1997   $ 99,519         --    $ 7,381(4)     350,000(5)           --
  Officer and Director                1996         --         --         --             --              --
Glen E. Flook (2)                     1998   $ 98,654   $ 15,000    $   350(4)     130,000(5)           --
  Vice President-                     1997   $ 74,904   $ 30,000         --        105,000(5)     $ 63,143(6)
  Manufacturing                       1996         --         --         --             --              --
Thomas W. Freeze (3)                  1998   $109,038         --         --        195,000(5)           --
  Vice President, Chief  Financial    1997   $ 71,481         --         --        155,000(5)           --
  Officer, Secretary  and Treasurer   1996         --         --         --             --              --

----------
(1) Mr. Kufel has served as President, Chief Executive Officer and a Director of the Company since February 1997.
(2)  Mr. Flook has served as Vice President - Manufacturing since March 1997.
(3) Mr. Freeze has served as Vice President, Chief Financial Officer, Secretary and Treasurer since April 1997.
(4) Represents the value of company automobiles provided to Messrs. Kufel and Flook for their exclusive use.
(5) Stock options to purchase 300,000, 75,000 and 125,000 shares of Common Stock were granted to Messrs. Kufel, Flook and Freeze, respectively, in September 1998 for the purpose of effecting a repricing of stock options for the same numbers of shares granted to such persons by the Company in 1997. In connection therewith, the 1997 stock options were cancelled. See "REPRICING OF STOCK OPTIONS."
(6) Represents payments made to, and expenses paid on behalf of, Mr. Flook in connection with his relocation to Arizona upon obtaining employment with the Company.

     The following table sets forth information concerning stock options granted during the fiscal year ended December 31, 1998 for the individuals shown in the Summary Compensation Table. No stock appreciation rights ("SARs") were granted in connection with any such stock options during the fiscal year ended December 31, 1998.

                        OPTION GRANTS IN LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)

                   NUMBER OF SHARES OF      PERCENT OF
                     COMMON STOCK          TOTAL OPTIONS       EXERCISE
                      UNDERLYING        GRANTED TO EMPLOYEES     PRICE
    NAME           OPTIONS GRANTED(1)    IN FISCAL YEAR (5)    PER SHARE    EXPIRATION DATE
    ----           ------------------   --------------------   ---------    ---------------
Eric J. Kufel          90,000                 11.0%            $1.015625    January 28, 2003
                      300,000(2)              36.8%            $1.25(6)     September 14, 2003
Glen E. Flook          55,000                  6.8%            $1.105625    January 28, 2003
                       75,000(3)               9.2%            $1.25(6)     September 14, 2003
Thomas W. Freeze       70,000                  8.6%            $1.015625    January 28, 2003
                      125,000(4)              15.3%            $1.25(6)     September 14, 2003

----------
(1) All listed stock options vest over a three-year period from the date of grant.
(2) Granted to Mr. Kufel for the purpose of effecting a repricing of a stock option to purchase 300,000 shares of Common Stock granted to him by the Company in 1997. In connection therewith, the 1997 stock option (with an exercise price of $3.5625 per share) was cancelled. The new stock option vests over a period of three years from the date of grant in September 1998. See "REPRICING OF STOCK OPTIONS."

(3) Granted to Mr. Flook for the purpose of effecting a repricing of a stock option to purchase 75,000 shares of Common Stock granted to him by the Company in 1997. In connection therewith, the 1997 stock option (with an exercise price of $3.9375 per share) was cancelled. The new stock option vests over a period of three years from the date of grant in September 1998. See "REPRICING OF STOCK OPTIONS."
(4) Granted to Mr. Freeze for the purpose of effecting a repricing of a stock option to purchase 125,000 shares of Common Stock granted to him by the Company in 1997. In connection therewith, the 1997 stock option (with an exercise price of $2.8750 per share) was cancelled. The new stock option vests over a period of three years from the date of grant in September 1998. See "REPRICING OF STOCK OPTIONS."
(5) For purposes of calculating these percentages, stock options to purchase an aggregate of 40,000 shares of Common Stock granted to non-employee Directors during fiscal 1998 were excluded from Total Options Granted to Employees in Fiscal Year.
(6) The average last sale price for the 30 consecutive trading days immediately prior to the grant date was $0.97 per share.

     The following table sets forth information concerning the number and value of unexercised stock options at December 31, 1998 held by the individuals shown in the Summary Compensation Table. None of such persons held any SARs at December 31, 1998 or exercised any SARs during 1998.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR END OPTION VALUES

                                              NUMBER OF SHARES OF               VALUE OF
                  NUMBER OF   AGGREGATE     COMMON STOCK UNDERLYING        UNEXERCISED IN-THE-
                   SHARES       VALUE        UNEXERCISED OPTIONS AT          MONEY OPTIONS AT
                  RECEIVED     REALIZED        DECEMBER 31, 1998           DECEMBER 31, 1998(1)
                    UPON         UPON      --------------------------   --------------------------
    NAME          EXERCISE     EXERCISE    EXERCISABLE  UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
    ----          ---------    ---------   -----------  -------------   -----------  -------------
Eric J. Kufel        --           --          16,667       423,333           --           --
Glen E. Flook        --           --          10,000       150,000           --           --
Thomas W. Freeze     --           --          10,000       215,000           --           --

----------
(1) Value is the difference between the market value of the Company's Common Stock on December 31, 1998, which was $0.59 per share (based upon the last sales price of the Common Stock on the Nasdaq SmallCap Market ("Nasdaq")), and the exercise price.

STOCK OPTION PLAN

     See "PROPOSAL 4 - APPROVAL OF AMENDMENT OF THE POORE BROTHERS, INC. 1995 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 500,000 SHARES, FROM 1,500,000 TO 2,000,000 SHARES."

REPRICING OF STOCK OPTIONS

     Each of Messrs. Kufel, Freeze and Flook joined the Company in the first half of 1997. Upon commencement of employment, each person was granted an option (each, an "Employment Commencement Stock Option") to purchase shares of the Company's Common Stock under the Stock Option Plan pursuant to the terms of his employment agreement: Mr. Kufel was granted an option to purchase 300,000 shares of Common Stock at an exercise price of $3.5625 per share; Mr. Freeze was granted an option to purchase 125,000 shares of Common Stock at an exercise price of $2.875 per share; and Mr. Flook was granted an option to purchase 75,000 shares of Common Stock at an exercise price of $3.9375 per share.

     In 1997 and 1998, during which the Company implemented and completed a comprehensive restructuring program and refocused its efforts on expanding the Company's business, the market value of the Company's Common Stock experienced a substantial decline. As a result, by the latter part of 1998, all of the Employment Commencement Stock Options were "out-of-the-money" (i.e., the exercise prices of the options were higher than the current market price of the

Common Stock), in each case by a large amount. At the same time, due to the strength of the national and local economies, competition for qualified management and other key employees intensified.

     In light of the contributions of Messrs. Kufel, Freeze and Flook to the Company in connection with the restructuring and the implementation of the Company's business plan, and in order to encourage each such person to remain in the employ of the Company, on September 14, 1998 the Company's Board of Directors (acting without Mr. Kufel) authorized the Company to offer each such person the right to cancel his out-of-the-money Employment Commencement Stock Option in exchange for a replacement stock option to purchase the same number of shares of Common Stock with an exercise price of $1.25 per share. The average last sale price of the Common Stock for the 30 consecutive trading days immediately prior to the grant date was $0.97 per share. In addition, the term and exercisability of the replacement options were set such that the measurement periods commenced on the grant date of the replacement options. Otherwise, the replacement option terms remained the same as the terms of the Employment Commencement Stock Options.

     Each of Messrs. Kufel, Freeze and Flook elected to participate in the repricing. The total number of shares of Common Stock subject to outstanding stock options was not impacted by the repricing, since the number of shares of Common Stock underlying the Employment Commencement Stock Options and the replacement options was the same.

EMPLOYMENT AGREEMENTS

     Mr. Eric J. Kufel was appointed as President and Chief Executive Officer and elected to the Board of Directors of the Company effective February 3, 1997. Mr. Kufel is employed under an "at will" employment agreement which provides for a base salary of $115,000 per year, use of a Company automobile and participation in Company bonus plans, the terms of which are yet to be determined. Mr. Kufel's salary is subject to increases at the discretion of the Company's Board of Directors. Pursuant to his employment agreement, on January 24, 1997 Mr. Kufel was granted a stock option to purchase 300,000 shares of Common Stock at a price of $3.5625 per share. In September 1998, the stock option was cancelled and a new stock option for the same number of shares was issued to Mr. Kufel in order to effect a repricing. The exercise price of the new stock option is $1.25 per share. The stock option vests over a three-year period and expires five years from the date of grant. See "REPRICING OF STOCK OPTIONS." Mr. Kufel's employment agreement contains a non-compete covenant.

     Mr. Glen E. Flook has served as Vice President - Manufacturing since March 3, 1997. Mr. Flook is employed under an "at will" employment agreement that provides for a base salary of $95,000 per year and for participation in Company bonus plans, the terms of which are yet to be determined. Mr. Flook's salary is subject to increases at the discretion of the Company's Board of Directors. Pursuant to his employment agreement, on February 14, 1997 Mr. Flook was granted a stock option to purchase 75,000 shares of Common Stock at a price of $3.9375 per share. In September 1998, the stock option was cancelled and a new stock option for the same number of shares was issued to Mr. Flook in order to effect a repricing. The exercise price of the new stock option is $1.25 per share. The stock option vests over a three-year period and expires five years from the date of grant. See "REPRICING OF STOCK OPTIONS." In addition, the Company made payments to and paid expenses on behalf of Mr. Flook in 1997 in an aggregate amount of $63,143 for expenses incurred by him in connection with his relocation to Arizona upon the commencement of his employment with the Company. Mr. Flook's employment agreement contains a non-compete covenant.

     Mr. Thomas W. Freeze has served as Vice President, Chief Financial Officer, Secretary and Treasurer since April 10, 1997. Mr. Freeze is employed under an "at will" employment agreement that provides for a base salary of $105,000 per year and for participation in Company bonus plans, the terms of which are yet to be determined. Mr. Freeze's salary is subject to increases at the discretion of the Company's Board of Directors. Pursuant to his employment agreement, on April 10, 1997 Mr. Freeze was granted a stock option to purchase 125,000 shares of Common Stock at a price of $2.875 per share. In September 1998, the stock option was cancelled and a new stock option for the same number of shares was issued to Mr. Freeze in order to effect a repricing. The exercise price of the new stock option is $1.25 per share. The stock option vests over a three-year period and expires five years from the date of grant. See "REPRICING OF STOCK OPTIONS."

     In addition to Messrs. Kufel, Flook and Freeze, certain other executive officers of the Company have entered into employment agreements with the Company.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the Record Date by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each executive officer of the Company listed in the Summary Compensation Table set forth in "Executive Compensation" above, and (iv) all executive officers and Directors of the Company as a group, as of the Record Date. The table also sets forth the anticipated beneficial ownership of the Common Stock immediately after the consummation of the proposed acquisition by the Company of Wabash Foods (assuming that the only change in beneficial ownership of the Common Stock from the Record Date to the date of the closing of such proposed transaction results from the payment by the Company of the purchase price for Wabash Foods, consisting of: (i) the issuance by the Company of 4,400,000 shares of Common Stock; and (ii) a Warrant to purchase 400,000 shares of Common Stock). See "PROPOSAL 3 -- PROPOSAL TO APPROVE THE ACQUISITION BY THE COMPANY OF WABASH FOODS, LLC AND, IN CONNECTION THEREWITH, THE ISSUANCE BY THE COMPANY OF (i) 4,400,000 SHARES OF COMMON STOCK, $.01 PAR VALUE, AND (ii) A WARRANT TO PURCHASE 400,000 SHARES OF COMMON STOCK."

                                                                                    AFTER CONSUMMATION OF ACQUISITION
                                                 AS OF THE RECORD DATE           --------------------------------------
                                     ------------------------------------------  AMOUNT AND NATURE
                                     AMOUNT AND NATURE OF  PERCENT OF SHARES OF    OF BENEFICIAL     PERCENT OF SHARES
            NAME AND ADDRESS         BENEFICIAL OWNERSHIP   COMMON STOCK BENE-      OWNERSHIP OF      OF COMMON STOCK
          OF BENEFICIAL OWNER         OF COMMON STOCK (1)   FICIALLY OWNED (2)      COMMON STOCK     BENEFICIALLY OWNED
          -------------------        --------------------   ------------------   -----------------   ------------------

Thomas W. Freeze....................       87,000(3)               1.1%               87,000(3)             0.7%
   3500 S. La Cometa Drive
   Goodyear, AZ 85338
Richard E. Goodspeed................            0                    0                     0                  0
   350 Meadow Grove Street
   La Canada/Flintridge, CA 91011
Mark S. Howells.....................      778,137(4)               9.4               778,137(4)              6.2
   2390 E. Camelback Road
   Suite 203
   Phoenix, AZ 85016
Eric J. Kufel.......................      168,334(5)               2.1               168,334(5)              1.4
   3500 S. La Cometa Drive
   Goodyear, AZ 85338
James W. Myers......................       10,000(6)               0.1                10,000(6)              0.1
   5050 N. 40th Street
   Suite 100
   Phoenix, AZ 85018
Robert C. Pearson...................       25,000(7)               0.3                25,000(7)              0.2
   8080 North Central Expressway
   Suite 210/LB59
   Dallas, TX 75206
Aaron M. Shenkman...................       45,000(8)               0.6                45,000(8)              0.4
   716 Gary Lane
   El Paso, TX 79922
Glen E. Flook.......................       64,333(9)               0.8                64,333(9)              0.5
   3500 S. La Cometa Drive
   Goodyear, AZ 85338

                                                                                    AFTER CONSUMMATION OF ACQUISITION
                                                 AS OF THE RECORD DATE           --------------------------------------
                                     ------------------------------------------  AMOUNT AND NATURE
                                     AMOUNT AND NATURE OF  PERCENT OF SHARES OF    OF BENEFICIAL     PERCENT OF SHARES
            NAME AND ADDRESS         BENEFICIAL OWNERSHIP   COMMON STOCK BENE-      OWNERSHIP OF      OF COMMON STOCK
          OF BENEFICIAL OWNER         OF COMMON STOCK (1)   FICIALLY OWNED (2)      COMMON STOCK     BENEFICIALLY OWNED
          -------------------        --------------------   ------------------   -----------------   ------------------

Jeffrey J. Puglisi...................    825,001(10)             10.0                825,001(10)              6.5
   2390 E. Camelback Road
   Suite 203
   Phoenix, AZ 85016
Renaissance Capital Growth &
Income Fund III, Inc.................  1,926,357(11)             20.1              1,926,357(11)             13.8
   8080 North Central Expressway
   Suite 210/LB59
   Dallas, TX 75206
Tejas Snacks, L.P. ..................    400,000(12)              5.1                400,000(12)              3.3
   Rt. 1, Box 66A
   Brookshire, TX 77423
Wells Fargo Small Business
Investment Company, Inc. ............    518,163(13)              6.2                518,163(13)              4.1
   One Montgomery Street
   West Tower, Suite 2530
   San Francisco, CA 94104
Capital Foods, LLC ..................          0                    0              4,800,000(15)             38.0
   225 W. Hospitality Lane, Suite 201
   San Bernardino, CA 02408
All executive officers and directors
as a group (11 persons) (14).........  1,639,303(14)             20.4              1,639,303(14)             12.6

----------

(1) Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares reported.
(2) Shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other person shown in the table. On the Record Date, the date as of which these percentages are calculated, there were 7,832,997 shares of Common Stock issued and outstanding.
(3) Includes 85,000 shares of Common Stock issuable upon the exercise of stock options by Mr. Freeze that are exercisable within 60 days. Excludes 140,000 shares of Common Stock issuable upon the exercise of stock options which have not yet vested and which are not exercisable within 60 days.
(4) Includes 410,000 shares of Common Stock issuable upon the exercise of stock options (385,000 of which were granted outside of the Stock Option Plan) by Mr. Howells that are exercisable within 60 days. Excludes 40,000 shares of Common Stock held of record by trusts with Jeannie L. Howells, the former wife of Mr. Howells, for the benefit of Mr. Howells' children.
(5) Includes 163,334 shares of Common Stock issuable upon the exercise of stock options by Mr. Kufel that are exercisable within 60 days. Excludes 276,666 shares of Common Stock issuable upon the exercise of stock options which have not yet vested and which are not exercisable within 60 days.
(6) Includes 10,000 shares of Common Stock issuable upon the exercise of stock options by Mr. Myers that are exercisable within 60 days.
(7) Includes 25,000 shares of Common Stock issuable upon the exercise of stock options by Mr. Pearson that are exercisable within 60 days.
(8) Includes 35,000 shares of Common Stock issuable upon the exercise of stock options by Mr. Shenkman that are exercisable within 60 days.

(9) Includes 63,333 shares of Common Stock issuable upon the exercise of stock options by Mr. Flook that are exercisable within 60 days. Excludes 96,667 shares of Common Stock issuable upon the exercise of stock options which have not yet vested and which are not exercisable within 60 days.
(10) Includes 400,000 shares of Common Stock issuable upon the exercise of stock options (385,000 of which were granted outside of the Stock Option Plan) by Mr. Puglisi that are exercisable within 60 days.
(11) Reflects 1,718,094 shares of Common Stock that would be issued upon the conversion of the 9% Convertible Debentures, assuming that such conversion was effected at the conversion price; 25,000 shares of Common Stock that would be issued upon exercise of a warrant; and 183,263 shares already issued by the Company in lieu of cash interest for the period November 1, 1998 through October 31, 1999. Russell Cleveland exercises control over the 9% Convertible Debenture owned by Renaissance Capital.
(12) Reflects shares of Common Stock issued by the Company in connection with the acquisition of the business and certain assets of Tejas in November 1998. Thomas G. Bigham and Kevin M. Kohl (each of which is an executive officer of the Company) are the beneficial owners of 210,000 and 86,000 of such shares, respectively.
(13) Reflects 511,020 shares of Common Stock that would be issued upon the conversion of the 9% Convertible Debentures, assuming that such conversion was effected at the conversion price, and 7,143 shares of Common Stock that would be issued upon exercise of a warrant. John P. Whaley is the designated representative of Wells Fargo and, as such, exercises control over the 9% Convertible Debenture held by Wells Fargo.
(14) Includes (i) 805,866 shares of Common Stock issuable upon the exercise of stock options that are exercisable within 60 days (405,866 of which were granted under the Stock Option Plan and 400,000 of which were granted outside of the Stock Option Plan). Excludes 522,134 shares of Common Stock issuable upon the exercise of stock options which have not yet vested and which are not exercisable within 60 days.
(15) Reflects the issuance by the Company to Pate Foods, the owner of Wabash Foods, upon the consummation of the Acquisition, of 4,400,000 shares of Common Stock and a Warrant to purchase an additional 400,000 shares of Common Stock. Immediately after the consummation of the Acquisition, Pate Foods will transfer such securities to an affiliated entity, American Pacific Financial Corporation, a California corporation. American Pacific will immediately thereafter transfer all of such securities to another affiliated entity, Capital Foods, LLC, a Delaware limited liability company. See "Proposal 3 -- Proposal to Approve the Acquisition by the Company of Wabash Foods, LLC and, in Connection Therewith, the Issuance by the Company of (i) 4,400,000 Shares of Common Stock, $.01 Par Value, and
     (ii) a Warrant to Purchase 400,000 Shares of Common Stock"

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     From February 1997 to October 1997, a construction company owned by Matthew Howells, a brother of Mark S. Howells, provided construction management services to the Company in connection with the Company's Arizona manufacturing facility. The Company paid $67,600 for these services.

     As of February 1998, the Company issued warrants to Renaissance Capital and Wells Fargo, the holders of the Company's 9% Convertible Debentures, representing the right to purchase 25,000 and 7,143 shares, respectively, of the Company's Common Stock at an exercise price of $1.00 per share. Each warrant became exercisable upon issuance and expires on July 1, 2002. The warrants were issued in consideration for the waiver by Renaissance Capital and Wells Fargo, through June 30, 1999, of a financial covenant that the Company is subject to so long as the 9% Convertible Debentures remain outstanding. Robert C. Pearson, a Director of the Company, has been designated by Renaissance Capital as a nominee for re-election as a Director pursuant to the Debenture Loan Agreement.

     In October 1998, Renaissance Capital agreed for the period November 1, 1998 through October 31, 1999, to waive all mandatory principal redemption payments due under the 9% Convertible Debentures held by Renaissance Capital and to accept 183,263 unregistered shares of Common Stock in lieu of $154,628 of cash interest payments. In consideration for these changes, the conversion price of all outstanding 9% Convertible Debentures was decreased from $1.09 to $1.00 per share.

     On November 4, 1998, the Company acquired the business and certain assets of Tejas, a Texas-based potato chip manufacturer. The assets, which were acquired through a newly-formed wholly-owned subsidiary of the Company, Tejas PB Distributing, Inc., included the Bob's Texas Style(TM) potato chips brand, inventories and certain capital equipment. In consideration for these assets, the Company issued 523,077 unregistered shares of Common Stock (400,000 of which were issued to Tejas) with a fair market value of $450,000 and paid approximately $1,180,000 in cash. The Company utilized available cash as well as funds from Norwest Credit, Inc. pursuant to a revolving credit line and term loan made available to the Company, to satisfy the cash portion of the consideration. Thomas G. Bigham and Kevin M. Kohl, each a beneficial owner of Tejas, became executive officers of the Company upon the consummation of the transaction.

                                  * * * * * * *

                                   PROPOSAL 2

     APPROVAL OF AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION, AS
      AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, $.01 PAR VALUE, BY 35,000,000 SHARES, FROM 15,000,000 TO 50,000,000 SHARES

     The Board of Directors has approved a proposal to amend the Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), to increase the number of authorized shares of Common stock by 35,000,000 shares, from 15,000,000 to 50,000,000 shares. The full text of the proposed amendment is included as Exhibit D to this Proxy Statement. If approved by the shareholders, the proposed amendment will become effective upon the filing of an amendment to the Certificate of Incorporation with the Office of the Secretary of State of the State of Delaware, which will occur as soon as reasonably practicable thereafter.

REASONS FOR THE INCREASE

     It is proposed to increase the number of shares of Common Stock authorized for issuance from 15,000,000 shares to a maximum of 50,000,000 shares. The proposed increase in the number of shares authorized for issuance recognizes the growth of the Company's operations and the increase in the number of outstanding shares of the Company's Common Stock as a result of (i) the Company's initial public offering in 1996; (ii) the issuance of shares of Common Stock in connection with the November 1998 acquisition by the Company of the business and certain assets of Tejas, (iii) an increase in the number of shares of Common Stock underlying stock options granted by the Company to its employees and directors; and (iv) issuances of warrants to purchase shares of Common Stock in connection with financing and acquisition matters. As a result of these issuances, as of the Record Date there were 7,832,997 shares of Common Stock outstanding. Approximately 5,312,079 additional shares of Common Stock currently are reserved for issuance upon exercise of outstanding stock options and warrants and upon conversion of outstanding 9% Convertible Debentures. As a result, an aggregate of approximately 13,145,076 of the 15,000,000 shares of Common Stock authorized for issuance pursuant to the Certificate of Incorporation are currently outstanding or are reserved for issuance upon the exercise or conversion, as applicable, of stock options, warrants and the 9% Convertible Debentures. If the amendment is approved by the Company's shareholders, 50,000,000 shares of Common Stock will be authorized for issuance and 36,854,924 shares of Common Stock will be available for future issuance or sale by the Company after the Annual Meeting (upon the filing of the amendment with the Office of the Secretary of State of the State of Delaware), excluding shares reserved for issuance as set forth above.

     The Board of Directors believes that the proposed increase in the number of shares of Common Stock authorized for issuance will provide the Company with the flexibility necessary to enable it to (a) acquire additional assets or businesses by using shares of Common Stock for a portion or all of the consideration paid to the sellers (including the proposed acquisition by the Company of Wabash Foods -- See "PROPOSAL 3 - APPROVAL OF ACQUISITION BY THE COMPANY OF WABASH FOODS, LLC AND, IN CONNECTION THEREWITH, THE ISSUANCE BY THE COMPANY OF (I) 4,400,000 SHARES OF COMMON STOCK, $.01 PAR VALUE, AND (II) A WARRANT TO PURCHASE 400,000 SHARES OF COMMON STOCK"); (b) raise additional capital through one or more public offerings or private placements of shares of Common Stock or options, warrants, convertible debt, convertible preferred stock, or other securities exercisable or convertible into shares of Common Stock; (c) repay existing indebtedness by issuing shares of Common Stock in lieu of cash; (d) attract and retain directors, officers, and key employees and motivate such persons to exert their best efforts on behalf of the Company by issuing options to acquire shares of Common Stock; or (e) effect stock splits in the form of a stock dividend or otherwise to make stock dividends to existing shareholders. The number of shares of Common Stock currently authorized for issuance is not adequate to provide a sufficient number of shares in order for the Company to consummate the proposed acquisition by the Company of Wabash Foods. In addition, the Board of Directors believes that the number of shares of Common Stock currently authorized for issuance is not adequate to provide a sufficient number of shares for other transactions such as those described above as and when they may arise in the future. The Board of Directors believes that the proposed increase in the number of authorized shares of Common Stock could be an important factor in the Company's ability to raise capital and to make acquisitions in the future. Accordingly, the Board of Directors believes that the proposed amendment to the Certificate of Incorporation is appropriate and in the best interests of the Company and its shareholders generally.

     Upon approval of the proposed amendment to the Certificate of Incorporation and the filing of the amendment with the Office of the Secretary of State of the State of Delaware, the newly authorized shares of Common Stock will be available for issuance by action of the Board of Directors for any of the reasons described above or for any other corporate purpose. Upon any issuance thereof, such shares will have the same rights as the outstanding shares of Common Stock. Holders of Common Stock have no preemptive rights. The authorized shares of Common Stock in excess of those issued will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable, without further action by the Company's shareholders, except as may be required by applicable law or by the rules of The Nasdaq Stock Market, Inc. or any other stock exchange or national securities association trading system on which the Common Stock may be listed or traded. At present, for example, the Company is subject to Rule 4310 of the Nasdaq Rules which requires that in order for the Company to continue the listing of its Common Stock on Nasdaq, the Company must either receive the approval of its shareholders at a shareholders' meeting, or receive a waiver of such requirement from Nasdaq, in order to issue a number of shares of Common Stock equal to or greater than twenty percent (20%) of the number of its theretofore issued and outstanding shares of Common Stock.

     It should be noted that strategic acquisitions constitute a primary component of the Company's business strategy. As such, the Company is actively exploring possible acquisitions in addition to the proposed Wabash Foods transaction. In connection with any such transactions, the Company would likely utilize some or all of the additional authorized shares of Common Stock as all or a portion of the consideration to be paid by the Company. In such an event, the Company's shareholders would not need to be solicited for any specific acquisitions if they approve the current proposal to increase the Company's authorized Common Stock, except as indicated in the preceding paragraph. Accordingly, the Company's shareholders' only opportunity to specifically vote on and approve any such acquisitions may be the vote on the current proposal to increase the Company's authorized Common Stock. Apart from the Wabash Foods transaction, the Company has no immediate specific plans for the issuance any of the additional authorized shares of Common Stock.

     The Board of Directors does not intend to issue any Common Stock except on terms that the Directors deem to be in the best interests of the Company and its then-existing shareholders. Any future issuances of Common Stock will be subject to the rights and preferences of holders of outstanding shares of any preferred stock that the Company may issue in the future.

POTENTIAL EFFECTS OF THE PROPOSED AMENDMENT

     In deciding whether to issue additional shares of Common Stock, the Board of Directors will carefully consider the effect of the issuance on the operating results of the Company and its then-existing shareholders. With the exception of stock dividends, including stock splits effected as stock dividends, issuances of Common Stock may result in dilution to the investments of existing shareholders. In addition, issuances of Common Stock could be used to discourage or make more difficult a business combination or an attempt to obtain control of the Company that is not approved by the Company's Board of Directors, even when those attempts may be in the best interests of some or all of the Company's shareholders. It should be noted that in addition to Common Stock, the Certificate of Incorporation authorizes the issuance of up to 50,000 shares of "blank check" preferred stock, par value $100 per share, with such designations, rights and preferences as may be determined from time to time by the Board of Directors of the Company. Such preferred stock could also be used to discourage or make more difficult a business combination or an attempt to obtain control of the Company that is not approved by the Board of Directors. The Company may issue such shares of preferred stock in the future without shareholder approval. Notwithstanding the foregoing, the Board of Directors did not propose this amendment for the purpose of discouraging business combinations or attempts to obtain control of the Company that are not approved by the Board of Directors, and the Company is not aware of any specific effort to accumulate its Common Stock for any such purpose.

APPROVAL OF THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION

     Approval of the proposed amendment to the Certificate of Incorporation will require the affirmative vote of the holders of a majority of the total number of issued and outstanding shares of the Company's Common Stock. Upon approval by the Company's shareholders the proposed amendment will become effective upon filing of the amendment with the Office of the Secretary of State of the State of Delaware, which will occur as soon as practicable following the meeting. In the event that the proposed amendment is not approved by the Company's shareholders at the meeting, the current Certificate of Incorporation will remain in effect and the acquisition by the Company of Wabash Foods, which will involve the issuance of a significant number of shares of Common Stock, will not be consummated. See "PROPOSAL 3 - APPROVAL OF THE ACQUISITION BY THE COMPANY OF WABASH FOODS, LLC AND, IN CONNECTION THEREWITH, THE ISSUANCE BY THE COMPANY OF
(i) 4,400,000 SHARES OF COMMON STOCK, $.01 PAR VALUE, AND (ii) A WARRANT TO PURCHASE 400,000 SHARES OF COMMON STOCK." Shares will be voted for or against such approval in accordance with the specifications marked on the proxies applicable thereto, and if no specification is made, will be voted "FOR" approval of the proposal to the Certificate of Incorporation.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, $.01 PAR VALUE, BY 35,000,000 SHARES, FROM 15,000,000 TO 50,000,000 SHARES.

                                  * * * * * * *

                                   PROPOSAL 3

   APPROVAL OF THE ACQUISITION BY THE COMPANY OF WABASH FOODS, LLC, A DELAWARE LIMITED LIABILITY COMPANY, AND, IN CONNECTION THEREWITH, THE ISSUANCE BY THE
   COMPANY OF (i) 4,400,000 SHARES OF COMMON STOCK, $.01 PAR VALUE, AND (ii) A
               WARRANT TO PURCHASE 400,000 SHARES OF COMMON STOCK

INTRODUCTION

     As of August 16, 1999, the Company and Pate Foods Corporation, an Illinois corporation ("Pate Foods"), entered into an Agreement for Purchase and Sale of Limited Liability Company Membership Interests (the "Purchase and Sale Agreement"), pursuant to which the Company has agreed to acquire all of the membership interests of Wabash Foods, LLC, a Delaware limited liability company that is wholly-owned by Pate Foods. As more fully described below, the purchase price to be paid by the Company for Wabash Foods is (i) 4,400,000 unregistered shares of Common Stock (the "Closing Shares"), and (ii) a warrant (the "Warrant") to purchase 400,000 unregistered shares of Common Stock at an exercise price of $1.00 per share (such shares of Common Stock underlying the Warrant being hereinafter referred to as the "Warrant Shares"). The Warrant shall have a five-year term and shall become exercisable on the date of issuance thereof. The acquisition by the Company of Wabash Foods is sometimes hereinafter referred to as the "Acquisition."

     Wabash Foods is engaged in the production and marketing of salted snack food products sold throughout the United States. Wabash Foods currently manufactures and sells products under the Tato Skins(R), Pizzarias(R), O'Boisies(R), Braids(R) and Knots(R) brand names and manufactures private label pretzels and tortiLLA chips for snack food manufacturers. Wabash Foods commenced operations in April 1998 after purchasing the assets of the O'Boisie Corporation. From the commencement of operations in April 1998 through December 31, 1998, Wabash Foods' revenues totaled $6,300,570. Wabash Foods generally sells its products to vending distributors and retailers through independent distributors.

     Wabash Foods produces Tato Skins(R) brand potato crisps, Pizzarias(R) brand pizza chips, and O'Boisies(R) brand potato crisps utilizing a sheeting and frying process that includes patented technology. Wabash Foods licenses the technology from a third party and has an exclusive right to use the technology within North America until the patents expire between 2004 and 2006. Tato Skins(R) brand potato crisps are offered in three flavors: Baked Potato, Cheese n' Bacon and Sour Cream n' Onion flavors. Pizzarias(R) brand pizza chips are offered in three flavors: Supreme, Pepperoni and Cheese flavors. O'Boisies(R) brand potato crisps are offered in three flavors: Original, Sour Cream and Onion and Cheddar flavors. Braids(R) and Knots(R) brand pretzels are offered in numerous braid and knot pretzel varieties. Wabash Foods also produces pretzels on a private label basis for a snack food manufacturer.

     Although the Delaware General Corporation Law, as amended, does not require that the shareholders of the Company approve the Acquisition, Rule 4310 of the Nasdaq Marketplace Rules (the "Nasdaq Rules") requires that in order for the Company to continue the listing of its Common Stock on Nasdaq, the Company must either receive the approval of its shareholders at a shareholders' meeting, or receive a waiver of such requirement from Nasdaq, in order to issue a number of shares of Common Stock equal to or greater than twenty percent (20%) of the number of its theretofore issued and outstanding shares of Common Stock. The number of shares of Common Stock comprising the Closing Shares (4,400,000) is in excess of 20% of the currently issued and outstanding shares of Common Stock (7,832,997). As a result, the Company is submitting for the approval of shareholders this proposal to approve the Acquisition and the issuances of the Closing Shares and the Warrant in connection therewith in order to comply with the Nasdaq Rules.

     It should be noted that Nasdaq recently implemented rules changes increasing its quantitative listing standards that make it more difficult for companies to maintain compliance with the listing requirements for Nasdaq. One of such requirements is that the bid price of listed securities be equal to or greater than $1.00 per share. As of November 9, 1998, the closing bid price of the Company's Common Stock had remained below $1.00 per share for 30 consecutive trading days. As a result, the Company received a notice from The Nasdaq Stock Market, Inc. that the Company was not in compliance with the closing bid price requirements for continued listing of the Common Stock on Nasdaq and that the Common Stock would be delisted after February 15, 1999 if the closing bid price was not equal to or greater than $1.00 per share for a period of at least ten consecutive trading days during the 90-day period ending February 15, 1999. On February 9, 1999, the Company submitted to Nasdaq a request for a hearing to discuss the possibility of obtaining an extension of such 90-day period. The Company's hearing request was granted by Nasdaq and took place on April 16, 1999, at which time management made a request to the Nasdaq Listing Qualifications Panel for an extension of the period of time for the Company to achieve compliance with the minimum bid price requirement. As of the date hereof, Nasdaq has not informed the Company of a final determination. There can be no assurance as to the final determination of the Nasdaq Listing Qualifications Panel or as to the continued listing of the Common Stock on Nasdaq.

REASONS FOR THE ACQUISITION

     The Board of Directors of the Company approved the Acquisition and the issuance of the Closing Shares and the Warrant in connection therewith, by unanimous written consent on September 2, 1999. In making its determination with respect to the Acquisition and the issuances of the Closing Shares and the Warrant in connection therewith, the Board of Directors considered the following factors which it deemed to be favorable:

     COMPLEMENTARY PRODUCT LINES. The Company's strategy includes the acquisition of snack food brands that provide strategic fit and possess strong brand equity. Wabash Foods' Tato Skins(R), O'Boisies(R) and Pizzarias(R) brands were produced and marketed extensively until 1995 by Keebler Company and obtained national distribution and brand recognition. In addition, Wabash Foods' brands appeal to a complementary consumer demographic as compared to the Company. By combining the two companies' complementary product lines, the Company's Board of Directors believes that the Acquisition will allow the Company to offer a broader range of unique products to customers and thus create stronger business prospects and greater diversification than either company could accomplish alone.

     UNIQUE  MANUFACTURING   CAPABILITIES.   Wabash  Foods  has  certain  unique
manufacturing capabilities as a result of its exclusive right to use various third party patents in North America regarding certain snack food production processes. The Company's Board of Directors believes that the Company can leverage those capabilities to create innovative and unique new snack food products to distribute through a variety of distribution channels.

     COMPLEMENTARY CUSTOMERS AND DISTRIBUTION CHANNELS. Wabash Foods' products have achieved significant market presence in the vending distribution channel and is experiencing growth in the eastern retail grocery distribution channel. The Company's products are sold primarily through the western retail grocery distribution channel. Accordingly, the Company's Board of Directors believes that there are significant opportunities to cross-sell each company's products to the other's customer base as well as to pursue new sales opportunities jointly.

     POTENTIAL EFFECT ON FINANCIAL RESULTS AND RESOURCES. Wabash Foods is currently generating approximately $12 million in annualized net sales and is profitable. The pro forma combined results of operations of the Company and Wabash Foods for the six months ended June 30, 1999 reflect a profit as well, even though the Company had a "Loss before cumulative effect of a change in accounting principle" of $65,223. The Board of Directors believes that the Acquisition represents an opportunity for revenue growth for the Company and that such growth will have a positive impact on the Company's operating results. In addition, the Board believes that the increased revenue base of the Company will enhance the Company's ability to raise capital to finance future growth.

     This discussion of the information and factors considered by the Company's Board of Directors in reaching its decision to approve the Acquisition and the issuances of the Closing Shares and the Warrant in connection therewith is not intended to be exhaustive. In view of the variety of material factors considered in connection with its evaluation of the Acquisition, the Board of Directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. In addition, individual members of the Board of Directors may have given different weight to different factors.

MATERIAL   CONTRACTS   BETWEEN  THE  COMPANY   AND  PATE   FOODS/WABASH   FOODS;
PRE-ACQUISITION MANAGEMENT AGREEMENT

     Effective April 1, 1999, in anticipation of the Acquisition, the Company and Wabash Foods entered into an agreement (the "Management Agreement") pursuant to which the Company agreed to provide management services to Wabash Foods in connection with its day-to-day operations. In consideration therefor, Wabash Foods agreed to pay to the Company a monthly fee calculated based upon the net earnings of Wabash Foods during the term of the Agreement. Since such effective date, the Company has effectively managed the day-to-day operations of Wabash Foods. As of June 30, 1999, the fees earned by the Company pursuant to the Management Agreement totaled $194,800. Upon the consummation of the Acquisition, Wabash Foods will be wholly-owned by the Company and the Management Agreement will terminate.

     Other than the Management Agreement and the Purchase and Sale Agreement, the Company is not aware of any past, present, or proposed material contracts, arrangements, understandings, relationships, negotiations or transactions between the Company and Pate Foods or Wabash Foods or any of their affiliates.

TERMS OF THE ACQUISITION

     The following is a brief summary of the Purchase and Sale Agreement, a copy of which (without exhibits or schedules) is attached to this Proxy Statement and is incorporated herein by reference. Although the material provisions of the Purchase and Sale Agreement have been summarized accurately, the statements made herein concerning such document are not necessarily complete, and reference is made to the full text of the Purchase and Sale Agreement. Each such statement is qualified in its entirety by such reference.

GENERAL; PURCHASE PRICE

     THE PURCHASE AND SALE AGREEMENT PROVIDES, THAT, SUBJECT TO THE SATISFACTION OR WAIVER OF CERTAIN CONDITIONS SET FORTH THEREIN, ON THE CLOSING DATE (AS DEFINED HEREIN), THE COMPANY WILL ACQUIRE ALL OF THE LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS OF WABASH FOODS AND WABASH FOODS WILL BECOME WHOLLY-OWNED BY THE COMPANY. A COPY OF THE PURCHASE AND SALE AGREEMENT IS ANNEXED HERETO AS EXHIBIT E.

     On the Closing Date, all of the limited liability company membership interests of Wabash Foods will be sold, delivered and assigned by Pate Foods, an Illinois corporation and the sole beneficial holder of Wabash Foods' membership interests, to the Company, in consideration for the payment by the Company to Pate Foods of (i) 4,400,000 shares of Common Stock (the "Closing Shares"), and
(ii) a warrant (the "Warrant") to purchase 400,000 shares of Common Stock (the "Warrant Shares") at a price of $1.00 per share. 3,900,000 of the Closing Shares will be issued directly to Pate Foods at the closing and 500,000 of such shares (the "Escrowed Shares") will be deposited in an escrow account established with a bank or other financial institution. Pursuant to an escrow agreement to be entered into by the Company and Pate Foods, the Escrowed Shares will remain in the escrow account for a period of one year from the date of the Closing. Until released from the escrow account, the Escrowed Shares will be subject to certain claims for indemnification against Pate Foods pursuant to the Purchase and Sale Agreement. See "INDEMNIFICATION."

     Immediately after the Closing, Pate Foods will transfer all of the Closing Shares and the Warrant to an affiliated entity, American Pacific Financial Corporation, a California corporation ("American Pacific"). American Pacific will immediately thereafter transfer all of the Closing Shares and the Warrant to Capital Foods, LLC, a Delaware limited liability company ("Capital Foods"). The beneficial owners (as well as the percentage of ownership of each such person) of the capital stock of Pate Foods are the same as the beneficial owners of the limited liability company interests of Capital Foods. As a result of such transfers, Capital Foods will become the holder of record of the Closing Shares and the Warrant Shares. Upon consummation of the Acquisition, Capital Foods will be the beneficial owner of 36% of the issued and outstanding shares of Common Stock (assuming no exercise of the Warrant) and 27% of the Common Stock on a fully diluted basis (inclusive of the Warrant Shares). See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS."

     The purchase price to be paid by the Company in connection with the Acquisition does not include the following additional costs and expenses which will be borne by the Company: (i) fees and expenses of the Company's advisors (including, without limitation, the Company's legal counsel, accountants and financial advisors) incurred in connection with the Acquisition; (ii) other out-of-pocket expenses incurred by the Company in connection with the Acquisition; and (iii) the costs associated with the preparation of this Proxy Statement. In addition, the first $25,000 of Acquisition-related expenses incurred by Pate Foods and Wabash Foods may be paid for by Wabash Foods. As Wabash Foods will become a subsidiary of the Company upon consummation of the Acquisition, and the payment of such expenses would reduce the assets of Wabash Foods, such expenses may be deemed to be indirectly paid by the Company. See "OTHER AGREEMENTS - BROKER/FINDER Fees."

     The indebtedness of Wabash Foods outstanding upon consummation of the Acquisition will thereafter be reflected as a liability of the Company, on a consolidated basis. In connection therewith, the Purchase and Sale Agreement provides that as of the date of the Closing, the total indebtedness of Wabash Foods shall not exceed $7,392,194. See "TERMS OF THE ACQUISITION -- CONDITIONS TO THE OBLIGATIONS OF THE COMPANY."

     Pate Foods will be responsible for the payment of any transaction privilege tax, use tax, excise tax or other transfer fee or tax which may be imposed by any governmental agency with respect to the sale, transfer, conveyance and assignment of the Wabash Foods membership interests in connection with the Acquisition. With respect to the legal, accounting and other expenses of Pate Foods and Wabash Foods in connection with the Acquisition, the first $25,000 of such expenses shall be paid for by Wabash Foods and all expenses in excess thereof shall be paid for by Pate Foods.

WARRANT

     The Warrant to be issued by the Company to Pate Foods will have a term of five years commencing on or about the date of the Closing. The purchase price payable by Pate Foods upon any exercise of the Warrant may be paid for either in cash or pursuant to a "cashless exercise" provision. Pursuant to such provision, Pate Foods will have the option of paying the purchase price for the exercise of the Warrant by instructing the Company to withhold from issuance to Pate Foods a portion of the Warrant Shares (valued, in general, according to the market price of the Common Stock at the time of exercise) as consideration for the exercise in lieu of a cash payment. If the cashless exercise provision of the Warrant is utilized by Pate Foods, the Company will not receive any cash consideration in connection with such exercise and Pate Foods will receive a reduced number of Warrant Shares. SEE THE "FORM OF WARRANT" ANNEXED HERETO AS EXHIBIT G.

REGISTRATION RIGHTS AGREEMENT

     Upon issuance of the Closing Shares and the Warrant, neither the Closing Shares nor the Warrant Shares underlying the Warrant will be registered under the Securities Act of 1933, as amended, and, as a result, such shares will be subject to certain transfer restrictions. However, pursuant to the Purchase and Sale Agreement, the Company and Pate Foods will enter into a Registration Rights Agreement (the "Registration Rights Agreement") that will provide "piggyback" registration rights to Pate Foods with respect to such shares. Such piggyback registration rights will not be exercisable until the first anniversary of the Closing of the Acquisition. As a result of the Registration Rights Agreement, the Company may in the future, at primarily its expense, be required to register the Closing Shares and the Warrant Shares in connection with a registration of securities on behalf of the Company or one or more of its security holders. SEE THE COPY OF THE "REGISTRATION RIGHTS AGREEMENT" ANNEXED HERETO AS EXHIBIT F.

COMMON STOCK OWNERSHIP FOLLOWING THE ACQUISITION; MARKET VALUE OF CLOSING SHARES

     Upon consummation of the Acquisition, Pate Foods will own 4,400,000 shares of Common Stock, which shall represent approximately 36% of the total number of issued and outstanding shares of Common Stock after the Closing (assuming (i) no change in the number of issued and outstanding shares of Common Stock prior to the Closing, and (ii) the Warrant is not exercised). Based upon the closing sale price of the Common Stock of $1.1875 per share, as reported on the Nasdaq SmallCap Market on August 27, 1999, the Closing Shares will have a market value of approximately $5,225,000.

CLOSING DATE OF THE ACQUISITION

     It is the intention of the Company and Wabash to close the Acquisition as soon as reasonably practicable following (i) approval by the Company's shareholders of the Acquisition and the issuance by the Company of the Closing Shares and the Warrant in connection therewith and (ii) the satisfaction of all other conditions (or, to the extent permitted, the waiver thereof) to the parties' respective obligations to consummate the Acquisition. See "TERMS OF THE ACQUISITION -- TERMINATION OF THE PURCHASE AND SALE AGREEMENT; CERTAIN REMEDIES."

REPRESENTATIONS AND WARRANTIES

     The Purchase and Sale Agreement contains certain representations and warranties of Pate Foods and Wabash Foods relating to, among other things: (i) due organization and qualification; (ii) beneficial ownership; (iii) valid issuance of securities; (iv) corporate power and authority to enter into the Acquisition; (v) absence of breaches or violations of organization documentation, laws and material agreements and other documents as a result of Acquisition; (vi) absence of required governmental consents or approvals in connection with Acquisition; (vii) absence of defaults or alleged defaults with respect to material contracts as a result of Acquisition; (viii) properties of Wabash Foods; (ix) absence of pending or threatened material litigation; (x) absence of judgments, injunctions or orders of courts or governmental agencies; and (xi) compliance with applicable laws.

     The Purchase and Sale Agreement also contains certain representations and warranties of the Company relating to, among other things: (i) due organization and qualification; (ii) authorized capital stock of the Company; (iii) corporate power and authority of the Company to enter into the Acquisition; (iv) absence of breaches or violations of organization documents as a result of Acquisition; and (v) absence of required governmental consents or approvals in connection with Acquisition.

COVENANTS

     Pursuant to the Purchase and Sale Agreement, Pate Foods and Wabash Foods have covenanted and agreed, for the period prior to the Closing, among other things: (i) that Wabash Foods will operate its business in the ordinary course, diligently and in good faith, consistent with past management and operating practices; (ii) that Wabash Foods will maintain substantially all of its properties in customary repair, order and condition, reasonable wear and tear excepted; (iii) that Wabash Foods will maintain all leases and contracts in effect without change; (iv) that Wabash Foods will comply with all applicable laws and regulations; (v) that Wabash Foods will not knowingly cancel, release, waive or compromise any debt, claim or right in its favor having a value in excess of $1,000, with certain exceptions; (vi) that Wabash Foods will maintain its insurance coverage; (vii) that no change or amendment will be made to Wabash Foods' organization documents; (viii) that Wabash Foods will not merge into or consolidate with any other entity or change the character of its business; (ix) that Pate Foods will not, directly or indirectly, exchange, transfer, assign, pledge or encumber, nor grant any right to acquire, dispose of, vote or otherwise control in any manner the Wabash Foods membership interests other than to the Company at Closing, nor to make any offer to do so to a third party; (x) that Wabash Foods will not pay, set aside, accrue or agree to any bonus to Pate Foods or to any employee, manager or officer of Wabash Foods; (xi) that Wabash Foods will not make certain capital expenditures or commitments with respect thereto; (xii) that Wabash Foods will not incur, assume or guarantee any indebtedness or capital leases or create or permit to become effective any mortgage, pledge, lien, encumbrance or charge of any kind upon its assets other than in the ordinary course of business; (xiii) that Wabash Foods will not enter into any transaction or make any commitment or incur any obligations except in the ordinary course of business consistent with past practice which individually exceed the sum of $5,000 or, in the event or a related series of transactions, in the aggregate exceed the sum of $10,000 without the prior consent of the Company; (xiv) to supply the Company with certain financial information pertaining to Wabash Foods; (xv) to provide the Company and its representatives access to Wabash Foods' plants, properties, books and records in connection with the Company's investigation of the affairs of Wabash Foods and to cause its officers, members, managers and employees to furnish such additional information to the Company as it may reasonably request; (xvi) to exert reasonable efforts to obtain all consents necessary for the consummation of the Acquisition. If Pate Foods shall breach its obligation described in (ix) above to refrain from offering any interest in the Wabash Foods membership interests to a third party, Pate Foods shall be liable to the Company for liquidated damages in the amount of $250,000. See "TERMS OF THE ACQUISITION -- TERMINATION OF THE PURCHASE AND SALE AGREEMENT; CERTAIN REMEDIES."

     Pursuant to the Purchase and Sale Agreement, the Company and Wabash Foods have covenanted and agreed, for the period commencing on the effective date of the Purchase and Sale Agreement and continuing after the Closing, among other things: (i) to treat certain information regarding Pate Foods and Wabash Foods in confidence; and (ii) to preserve and keep the books and records of Wabash Foods for at least three years after the effective date of the Purchase and Sale Agreement and to make such books and records available to Pate Foods for any reasonable purpose.

RELATED AGREEMENTS

     BROKER/FINDER FEES. Pursuant to the Purchase and Sale Agreement, each of Pate Foods and the Company has represented and warranted to the other party that it has not retained any consultant, broker or finder in connection with the Acquisition, other than the retention by the Company of Stifel, Nicolaus & Company, Incorporated ("SN&C") as its financial adviser. SN&C has recently replaced Everen Securities, Inc. as the Company's financial advisor. Upon the consummation of the Acquisition, the Company will become obligated to make a payment to SN&C in the amount of approximately $400,000. Each of Pate Foods and the Company has agreed to indemnify the other party in connection with any and all claims, liabilities or expenses for any brokerage or finder fees or commissions due to any consultant, broker or finder alleged to have been retained by the indemnifying party.

     NONCOMPETITION AGREEMENT. Pursuant to the Purchase and Sale Agreement, the Company and Larry R. Polhill, a principal of Pate Foods, are required to enter into a Noncompetition Agreement. Mr. Polhill has an ownership interest in, or is involved in a management or other capacity with, several other businesses in the snack food industry, some of which may be, presently or in the future, in competition with the Company. See "WABASH FOODS MANAGEMENT - LARRY R. POLHILL." Pursuant to the Noncompetition Agreement, Mr. Polhill and certain of his affiliates will agree to be restricted from engaging in certain activities that are competitive with the business of the Company and Wabash Foods for so long as Mr. Polhill, or any of his affiliates, directly or indirectly, own more than five percent (5%) of the issued and outstanding shares of the Company's Common Stock. Subject to the restrictions contained in the Noncompetition Agreement, Mr. Polhill will, after the consummation of the Acquisition, be permitted to be actively involved in the snack food industry. Any such permitted activities, to the extent that they are competitive with the business of the Company, could have a material adverse effect on the Company.

     In addition to the above-described restrictions, the Noncompetition Agreement requires Mr. Polhill to give the Company a right of first refusal with respect to certain business opportunities that Mr. Polhill or his affiliates may have an opportunity to engage in, if such business opportunities pertain to the manufacture of pretzels, pretzel products, potato chips or potato chip products. If the Company declines any such opportunity or otherwise fails to exercise its right of first refusal with respect thereto, then Mr. Polhill or his affiliates will be permitted to enter into the opportunity on materially the same terms as those offered to the Company. If any opportunity presented by Mr. Polhill to the Company pursuant to the right of first refusal provision involves a business which sells, on an annual basis, more than $5,000,000 in tortilla chips which are produced for such business by a third party, and the Company exercises its right of first refusal with respect to such opportunity, the Company must also enter into negotiations with Pate Foods to purchase Pate Foods. If such negotiations are unsuccessful, then Pate Foods may pursue the opportunity. Furthermore, if any opportunity presented by Mr. Polhill to the Company pursuant to the right of first refusal provision involves a business which sells, on an annual basis, less than $5,000,000 in tortilla chips which are produced for such business by a third party, and the Company exercises its right of first refusal with respect to such opportunity, then the Company must offer a right of first refusal to Mr. Polhill to supply all of the tortilla chip requirements of such business.

     EMPLOYMENT AGREEMENTS. Pursuant to the Purchase and Sale Agreement, Pate Foods and Wabash Foods are obligated to exert their reasonable best efforts to cause two employees of Wabash Foods, Gary Folk and Don Addington, to enter into employment agreements with the Company. Mr. Folk is the Plant Director of Wabash Foods' manufacturing facility in Bluffton, Indiana. Mr. Addington is the Plant Manager at such facility. There can be no assurance that such persons will enter into the proposed agreements upon consummation of the Acquisition.

CONDITIONS TO THE OBLIGATIONS OF THE COMPANY

     Pursuant to the Purchase and Sale Agreement, the obligation of the Company to consummate the Acquisition shall be subject to the material satisfaction, on or before the date of the Closing, of the following conditions (unless waived by the Company), among others: (i) the representations and warranties made by Pate Foods in the Purchase and Sale Agreement shall be true and correct; (ii) Pate Foods shall have performed and complied in all material respects with all material agreements, covenants and conditions contained in the Purchase and Sale Agreement to be performed or complied with prior to the date of the Closing;
(iii) Pate Foods shall have obtained or delivered, or caused to be delivered, to the Company, as applicable, certain specified closing documents; (iv) there shall have been no material adverse change in the business, prospects or financial condition of Wabash Foods; (v) no legal proceeding shall have been commenced seeking to prevent the Acquisition or questioning its validity or legality; (vi) the Company shall be satisfied with the results of its due diligence review of Wabash Foods; (vii) the total indebtedness of Wabash Foods as of the date of the Closing shall not exceed $7,392,194; and (viii) the Company shall have obtained consents to the Acquisition from certain of the Company's lenders and other third parties.

     If Pate Foods is unable to satisfy any of the above-referenced conditions or the other conditions set forth in the Purchase and Sale Agreement, the Company shall have the right to either waive such conditions or cancel the Purchase and Sale Agreement. See "TERMINATION OF THE PURCHASE AND SALE AGREEMENT; CERTAIN REMEDIES."

CONDITIONS TO THE OBLIGATIONS OF PATE FOODS

     Pursuant to the Purchase and Sale Agreement, the obligation of Pate Foods to consummate the Acquisition shall be subject to the material satisfaction, on or before the date of the Closing, of the following conditions (unless waived by Pate Foods), among others: (i) the representations and warranties made by the Company in the Purchase and Sale Agreement shall be true and correct; (ii) the Company shall have performed and complied in all material respects with all material agreements, covenants and conditions contained in the Purchase and Sale Agreement to be performed or complied with prior to the date of the Closing;
(iii) no legal proceeding shall have been commenced seeking to prevent the Acquisition or questioning its validity or legality; and (iv) the Company shall have delivered payment of the purchase price for Wabash Foods in accordance with the terms of the Purchase and Sale Agreement. See "GENERAL; PURCHASE PRICE.".

     If the Company is unable to satisfy any of the above-referenced conditions or the other conditions set forth in the Purchase and Sale Agreement, Pate Foods shall have the right to either waive such conditions or cancel the Purchase and Sale Agreement. See "TERMINATION OF THE PURCHASE AND SALE AGREEMENT; CERTAIN REMEDIES."

TERMINATION OF THE PURCHASE AND SALE AGREEMENT; CERTAIN REMEDIES

     In the event of any material breach or default of any warranty, covenant, agreement or obligation of Pate Foods under the Purchase and Sale Agreement prior to the Closing, the Company may at its option terminate the Purchase and Sale Agreement or, at its option, sue for specific performance. In addition, if Pate Foods breaches its undertaking not to exchange, transfer, assign, pledge or encumber, or grant any right to acquire, dispose of, vote or otherwise control in any manner the Wabash Foods membership interests other than to the Company at Closing, nor to make any offer to a third party to do so, then Pate Foods shall be obligated to make a cash payment to the Company in the amount of $250,000 as liquidated damages.

     In the event of any breach or default of any warranty, covenant, agreement or obligation of the Company under the Purchase and Sale Agreement prior to the Closing, Pate Foods may at its option terminate the Purchase and Sale Agreement.

     If the Company's Board of Directors approves the Purchase and Sale Agreement and, thereafter, either this Proposal to approve the Acquisition or the Proposal to increase the number of authorized shares of Common Stock (see "PROPOSAL 2 - APPROVAL OF AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, $.01 PAR VALUE, BY 35,000,000 SHARES, FROM 15,000,000 TO 50,000,000) is
not approved by the Company's shareholders or is not consented to by applicable third parties on or before October 22, 1999, the Company will be required to pay to Pate Foods a "break-up fee" as compensation for Pate Foods' expenditures in connection with the Acquisition and not as a penalty or damages. The "break-up fee" shall, at the Company's discretion, consist of either (i) a cash payment of

$260,000 or (ii) the issuance by the Company to Pate Foods of 200,000 shares of Common Stock that have not been registered under the Securities Act of 1933, as amended. However, if the failure to obtain the required shareholder approvals is due to regulatory actions or events beyond the Company's reasonable control such as, without limitation, actions taken by the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., or any other regulatory authorities, said October 22, 1999 deadline date shall be extended for a reasonable period of time not to exceed 60 days to permit the Company to endeavor to obtain all such necessary regulatory consents or authorizations and thereafter to obtain approval of the Company's shareholders.

     In addition to the termination rights described above, the Purchase and Sale Agreement may be terminated at any time prior to the Closing by mutual consent of the Company and Pate Foods.

INDEMNIFICATION

     Pate Foods has agreed to indemnify the Company and each of its shareholders, officers and directors against any loss, damage or expense incurred by the Company or any of such persons as a result of: (i) any material breach of any covenant or agreement contained in the Purchase and Sale Agreement, (ii) any material inaccuracy in the representations or warranties made by Pate Foods in the Purchase and Sale Agreement to the extent that such inaccuracy is attributable to events, actions, occurrences, conditions or omissions existing prior to the date of the Closing, or (iii) any material inaccuracy or misrepresentation in any certificate or other documents or instrument delivered by Pate Foods or Wabash Foods to the Company pursuant to the terms of the Purchase and Sale Agreement. Any claim arising pursuant to clause (ii) or clause (iii) above is hereinafter referred to as a "Damage Claim." As a result of a Damage Claim, the Company's exclusive remedy shall be a reduction in the purchase price payable by the Company to Pate Foods in connection with the Acquisition, such adjustment to be made solely from (and to be limited to) the 500,000 Escrowed Shares placed in an escrow account at the Closing. See "GENERAL; PURCHASE PRICE." Pate Foods shall have no other liability to the Company in respect of a Damage Claim. After a period of one year from the date of the Closing, the Escrowed Shares (less any Escrowed Shares previously paid to the Company in connection with Damage Claims and any Escrowed Shares subject to pending Damage Claims) will be released from the escrow account to Pate Foods and will no longer be subject to such indemnification obligations. A claim for indemnification may not be made if the loss is recovered by the Company from an insurer or other third party or if the Company is otherwise compensated for such loss at no cost to the Company.

     Notwithstanding the foregoing, Pate Foods shall be fully and personally liable to, and shall pay, protect, defend and indemnify, the Company and each of its shareholders, officers and directors for any cost, claim, damage or liability to which they may be exposed or which they may suffer which have been determined by a court or arbitrator to have arisen from Pate Foods' willful and intentional breach of the Purchase and Sale Agreement or from fraud.

REGULATORY APPROVAL

     The Company must comply with applicable federal and state securities laws regarding the issuance of the Closing Shares, the Warrant and the Warrant Shares to Pate Foods.

ACCOUNTING TREATMENT

     The Acquisition will be accounted for as a "purchase" under generally accepted accounting principles. Accordingly, the Wabash Foods results of operations will be included in the Company's consolidated results of operations from and after the Closing Date. For purposes of preparing the Company's consolidated financial statements, the Company will establish a new accounting basis for Wabash Foods' assets and liabilities based upon the estimated fair values thereof and the Company's purchase price, including the costs of Acquisition. A final determination of required purchase accounting adjustments and of the fair value of the assets and liabilities of Wabash Foods has not yet been made. As a result, the purchase accounting adjustments made in connection with the development of the pro forma combined condensed financial information appearing elsewhere in this Proxy Statement are preliminary and have been made solely for purposes of developing such pro forma combined condensed financial information to comply with disclosure requirements of the Securities and Exchange Commission. Accordingly, such adjustments may materially differ from the amounts that would have been determined if the final allocation had been known.

FEDERAL INCOME TAX CONSEQUENCES

     The Acquisition and the issuances of the Closing Shares and the Warrant are not expected to have any federal income tax consequences on the current shareholders of the Company.

MARKET PRICE DATA AND DIVIDEND INFORMATION

     Shares of the Company's Common Stock are listed on the Nasdaq SmallCap Market. See "INTRODUCTION." The following table sets forth the high and low sales prices per share of Common Stock on (i) April 30, 1999, the last full trading day before the public announcement of the Acquisition and (ii) September 8, 1999, the last day for which such information could be calculated before the date of this Proxy Statement.

                                            HIGH           LOW
                                            ----           ---

     April 30,1999.....................    $ 0.875       $ 0.813

     September 8, 1999.................     1.1875        1.0625

     BECAUSE THE MARKET PRICE FOR SHARES OF THE COMMON STOCK IS SUBJECT TO FLUCTUATION, SHAREHOLDERS ARE URGED TO OBTAIN CURRENT MARKET QUOTATIONS FOR SUCH SHARES.

     The Company has never paid cash dividends to its shareholders and does not anticipate paying any such dividends in the foreseeable future.

DESCRIPTION OF WABASH FOODS

OVERVIEW

     Wabash Foods is engaged in the production and marketing of salted snack food products (including potato crisps, pizza chips and pretzels) sold across the United States. Wabash Foods currently manufactures and sells products under the Tato Skins(R), Pizzarias(R), O'Boisies(R), Braids(R) and Knots(R) brand nameS AND manufactures private label pretzels and tortilla chips for snack food manufacturers. Wabash Foods commenced operations in April 1998 after purchasing the assets of the O'Boisie Corporation. For the period from commencement of operations in April 1998 through December 31, 1998, Wabash Foods' revenues totaled $6,300,570. Wabash Foods generally sells its products to vending distributors and retailers through independent distributors.

     Wabash Foods produces Tato Skins(R) brand potato crisps, Pizzarias(R) brand pizza chips, and O'Boisies(R) brand potato crisps utilizing a sheeting and frying process that includes patented technology. Wabash Foods licenses the patented technology from a third party and has an exclusive right to use the technology within North America until the patents expire between 2004 and 2006. Tato Skins(R) brand potato crisps are offered in three flavors: Baked Potato, Cheese n' Bacon and Sour Cream n' Onion flavors. Pizzarias(R) brand pizza chips are offered in three flavors: Supreme, Pepperoni and Cheese flavors. O'Boisies(R) brand potato crisps are offered in three flavors: Original, Sour Cream and Onion and Cheddar flavors. Braids(R) and Knots(R) brand pretzels are offered in numerous braid and knot pretzel varieties. Wabash Foods also produces pretzels and tortilla chips on a private label basis for snack food manufacturers. See "PRODUCTS".

     Wabash Foods' business objective is to regain distribution and build market share for its Tato Skins(R), Pizzarias(R), O'Boisies(R), Braids(R) and Knots(R) brands. Collectively, these brands achieved annual SALES in excess of $150,000,000 when they were owned by the Keebler Company in the 1980's. Although management does not believe that such revenue levels will be attained in the future, it does believe that significant growth opportunities exist for such brands. The Keebler Company developed and marketed the brands from the mid-1980's until 1995, when United Biscuit, Keebler's parent company, divested all North American Keebler operations.

COMPANY HISTORY

     Wabash Foods, a Delaware limited liability company, was organized in February, 1998 and is a wholly-owned subsidiary of Pate Foods, an Illinois corporation. Pate Foods is affiliated with Capital Foods, a Delaware limited liability company, which owns a number of food manufacturing interests, primarily in the snack and bakery categories, including products such as cookies, crackers, rice cakes and salted snacks. Larry R. Polhill and Bradley I. Crandall each beneficially own approximately 40% of Pate Foods and Capital Foods.

     On March 31, 1998, Wabash Foods purchased certain assets of the former O'Boisie Corporation from U.S. Bancorp Republic Commercial Finance, Inc., a Minnesota corporation ("U.S. Bancorp"). The acquired assets included the Tato Skins(R), Pizzarias(R), O'Boisies(R), Braids(R) and Knots(R) brand names and all manufactURING equipment existing at Wabash Foods' leased Bluffton, Indiana manufacturing facility. The manufacturing facility's land and building were also sold in a separate transaction and Wabash Foods holds a 20-year lease that expires in 2018 with two five-year renewal options. The aggregate purchase price paid by Wabash Foods for the acquired assets was $6,450,000, payable pursuant to a $5,800,000 seven-year note payable to U.S. Bancorp and a $650,000 note payable to U.S. Bancorp due in quarterly installments beginning in June 1999 through December 31, 1999. The $650,000 note was negotiated down from an original $2.5 million note payable to US Bancorp in exchange for accelerated payments requiring the $650,000 note payable to be paid in full by December 31, 1999. See "REFINANCING OF CERTAIN INDEBTEDNESS OF THE COMPANY AND WABASH FOODS."

     Wabash Foods' products were originally developed, manufactured and marketed by the Keebler Company between 1980 and 1995. In 1995, the North American operations of the Keebler Company were divested and, in connection therewith, O'Boisie Corporation acquired the Keebler Company's salted snack business. In January 1998, an involuntary bankruptcy proceeding was instituted with respect to O'Boisie Corporation and, as a result, O'Boisie Corporation's assets were transferred to U.S. Bancorp.

BUSINESS STRATEGY

     Wabash Foods' business objective is to regain distribution and build market share for Wabash Foods' branded products by providing high quality products at competitive prices that are superior in taste to comparable products. Wabash Foods plans to achieve growth through increased distribution and sales volume in new and existing markets, as well as through development of new products. The primary elements of Wabash Foods' business strategy are as follows:

     INCREASE DISTRIBUTION AND MARKET SHARE OF TATO SKINS(R), PIZZARIAS(R), O'BOISIES(R), BRAIDS(R) AND KNOTS(R) BRAND PRODUCTS. Wabash Foods' products have achieved significant market presence in the vending distribution channel across the United States and in selected retailers, primarily in the Midwest. Wabash Foods attributes the success of its products in these markets to the taste resulting from patented technology that it utilizes (pursuant to a license agreement) and to the variety of flavors, sizes and types of products offered by Wabash Foods. To increase awareness and acceptance of its products, Wabash Foods is focusing its trade advertising and promotion activity in certain core regional markets that represented the largest markets for Wabash Foods' brands when they were owned by the Keebler Company and enjoyed significantly greater annual sales than at present. These efforts include, among other things, joint advertising with supermarkets and other manufacturers, product sampling, and in-store advertisements and displays.

     DEVELOP A PRIVATE LABEL BUSINESS. Wabash Foods has arrangements with snack food manufacturers for the manufacture by Wabash Foods of their branded pretzels and tortilla chips. Wabash Foods manufactures these products in various types and flavors as specified by them. Wabash Foods believes that opportunities exist for it to expand this segment of its business and to thereby improve the capacity utilization of its manufacturing equipment. Wabash Foods intends to seek additional private label customers throughout the United States who demand exceptional product quality at a reasonable price.

     DEVELOP INNOVATIVE NEW PRODUCTS UTILIZING WABASH FOODS' UNIQUE MANUFACTURING CAPABILITIES. Wabash Foods intends to seek opportunities to develop new products that leverage its expertise in manufacturing, marketing and distributing snack food products. Wabash Foods believes it can develop other new snack food products that consumers perceive to be superior in taste, texture, appearance and brand personality, resulting in increased consumer demand and shelf space for Wabash Foods' products.

     INCREASE OPERATING EFFICIENCIES BY IMPROVING CAPACITY UTILIZATION. Since Wabash Foods' inception, its management team has focused its efforts on reducing costs and improving product quality. Negotiated reductions in raw material costs, and Wabash Foods' investments in updating machinery and manufacturing processes have resulted in significantly increased manufacturing efficiencies. Continued improvement in operating efficiencies in 1999 should result as increased sales volume positively impacts manufacturing capacity utilization and production costs.

PRODUCTS

     Wabash Foods produces Tato Skins(R) brand potato crisps, Pizzarias(R) brand pizza chips, and O'Boisies(R) brand potato crisps utilizing a sheeting and frying process that includes patented technology that utilized by Wabash Foods. Wabash Foods licenses the technology from a third party and has an exclusive right to use the technology within North America until the patents expire between 2004 and 2006. See "PATENTS AND TRADEMARKS." Tato Skins(R) brand potato crisps are offered in three flavors: Baked Potato, Cheese n' Bacon and Sour
Cream n' Onion flavors. Pizzarias(R) brand pizza chips are offered in three flavors: Supreme, Pepperoni and Cheese flavors. O'Boisies(R) brand potato crisps are offered in three flavors: Original, Sour Cream and Onion and Cheddar flavors. Braids(R) and Knots(R) brand pretzels are offered in numerous braid and knot pretzel varieties. Wabash Foods also produces pretzels and tortilla chips on a private label basis for snack food manufacturers.

MANUFACTURING

     Wabash Foods believes that a key element of its success to date has been its use of manufacturing techniques and key ingredients in the manufacturing process to produce snacks with unique shapes, texture and flavor. These techniques currently involve two elements: Wabash Foods' use of sheeting and frying and Wabash Foods' use of distinctive seasonings to produce snack chips in a variety of flavors.

     In April 1998, Wabash Foods began operations utilizing the facility and equipment formerly owned and operated by the O'Boisie Corporation in Bluffton, Indiana. In connection therewith, Wabash Foods negotiated a 20-year lease on the manufacturing facility that was utilized by O'Boisie Corporation. The Bluffton, Indiana facility has the capacity to produce over 11,000 pounds of product per hour. Such capacity includes three fryer lines that can produce an aggregate of approximately 7,800 pounds per hour of Tato-Skins(R), O'Boisies(R) and
Pizzarias(R), and four pretzel ovens that can produce an aggregate of approximately 3,520 pounds of pretzels per hour. Currently, the Wabash Foods facility is operating at approximately 15% of capacity.

MARKETING AND DISTRIBUTION

     Wabash Foods sells its Tato-Skins(R), O'Boisies(R), Pizzarias(R), Braids(R) and Knots(R) brand proDUCTS primarily through a select group of vending distributors and independent retail distributors.

     Wabash Foods selects distributors to distribute branded products primarily on the basis of quality of service, call frequency on customers, financial capability and relationships they have with supermarkets, including access to shelf space in the stores' snack aisles. As of December 31, 1998, Wabash Foods had arrangements with over 17 vending brokers and 15 retail distributors in a number of major cities across the United States.

     Successful marketing of Wabash Foods' products depends, in part, upon obtaining adequate retail and vend slotting space for such products. Frequently, Wabash Foods incurs additional marketing costs in order to obtain new distributor authorization. Whether or not Wabash Foods will continue to incur such costs in the future will depend upon a number of factors, including existing demand for its products, relative availability of new distributors and general competitive conditions. Wabash Foods may incur significant distributor marketing program or other promotional costs as a necessary condition of entering into competition in particular markets or stores. Any such costs may materially affect Wabash Foods' financial performance.

SUPPLIERS

     The principal raw materials used by Wabash Foods are potato flakes, wheat flour, corn, a variety of oils and packaging materials. Wabash Foods believes that the raw materials it needs to produce its products are readily available from numerous suppliers on commercially reasonable terms. Potato flakes, wheat flour, corn and oils are widely available year-round. Wabash Foods also uses seasonings in its manufacturing process.

     Wabash Foods chooses its suppliers based primarily on price, availability and quality and does not have any long-term arrangements with any supplier. Although Wabash Foods believes that its required products and ingredients are readily available, and that its business success is not dependent on any single supplier, the failure of certain suppliers to meet Wabash Foods' performance specifications, quality standards or delivery schedules could have a material adverse effect on Wabash Foods' operations. In particular, a sudden scarcity, a substantial price increase, or an unavailability of product ingredients could materially adversely affect Wabash Foods' operations. There can be no assurance that alternative ingredients would be available when needed and on commercially attractive terms, if at all.

CUSTOMERS

     One customer of Wabash Foods, VSA, Inc., accounted for 29% and 32% of Wabash Foods' net sales in fiscal 1998 and for the six-month period ended June 30, 1999, respectively. The remainder of Wabash Foods' revenues were derived from sales to a limited number of additional customers, either vending distributors, grocery chains or regional distributors, none of which individually accounted for more than 10% of Wabash Foods' sales in 1998 or for such six-month period in 1999. A decision by any of Wabash Foods' major customers to cease or substantially reduce its purchases could have a material adverse effect on Wabash Foods' business.

MARKET OVERVIEW AND COMPETITION

     According to the Snack Food Association ("SFA"), the U.S. market for salty snack foods reached $18.2 billion at retail in 1998 with potato chips, tortilla chips and pretzels accounting for approximately 52% of the market, and popcorn, nuts, meat snacks and other products accounting for the balance. Total salted snack sales, in dollar terms, has increased every year during the past nine years, ranging from an increase of 8.5% (in 1997) to 0.3% (in 1995), with a 1998 increase of 7.3%. Potato chip, tortilla chips and pretzel combined sales have similarly increased, with 1998 retail sales of $9.4 billion, an 8.1% increase over 1997 sales of $8.7 billion.

     Wabash Foods' products compete generally against other salty snack foods, including potato chips, tortilla chips and pretzels. The salty snack food industry is large and highly competitive and is dominated primarily by Frito-Lay, Inc., a subsidiary of PepsiCo, Inc. Frito-Lay, Inc. possesses substantially greater financial, production, marketing, distribution and other resources than Wabash Foods and brands that are more widely recognized than Wabash Foods' products. Numerous other companies that are actual or potential competitors of Wabash Foods, many with greater financial and other resources (including more employees and more extensive facilities) than Wabash Foods, offer products similar to those of Wabash Foods. In addition, many of such competitors offer a wider range of products than offered by Wabash Foods. Local or regional markets often have significant smaller competitors, many of whom offer batch fried or low-fat products similar to those of Wabash Foods. Expansion of Wabash Foods' operations into new markets has and will continue to encounter significant competition from national, regional and local competitors that may be greater than that encountered by Wabash Foods in its existing markets. In addition, such competitors may challenge Wabash Foods' position in its existing markets. While Wabash Foods believes that its specialized products and methods of operation will enable it to compete successfully, there can be no assurance of its ability to do so.

     The principal competitive factors affecting the market for Wabash Foods' products include product quality and taste, brand awareness among consumers, access to supermarket shelf space, price, advertising and promotion, variety of snacks offered, nutritional content, product packaging and package design. Wabash Foods competes in the market principally on the basis of product quality and taste.

GOVERNMENT REGULATION

     The manufacture, labeling and distribution of Wabash Foods' products are subject to the rules and regulations of various federal, state and local health agencies, including the FDA. In May 1994, regulations under the NLEA concerning labeling of food products, including permissible use of nutritional claims such as "fat-free" and "low-fat," became effective. Wabash Foods believes that it is in compliance with the NLEA regulations and closely monitors the fat content of its products through various testing and quality control procedures. Wabash Foods believes that compliance with the NLEA regulations does not materially increase Wabash Foods' manufacturing costs. There can be no assurance that new laws or regulations will not be passed that could require Wabash Foods to alter the taste or composition of its products. Such changes could affect sales of Wabash Foods products and have a material adverse effect on Wabash Foods.

     In addition to laws relating to food products, Wabash Foods' operations are governed by laws relating to environmental matters, workplace safety and worker health, principally the Occupational Safety and Health Act. Wabash Foods believes that it presently complies in all material respects with such laws and regulations.

EMPLOYEES

     As of August 27, 1999, Wabash Foods had 100 full-time employees, including 93 in manufacturing and distribution, one in sales and marketing and six in administration and finance. Wabash Foods' employees are not represented by any collective bargaining organization and Wabash Foods has never experienced a work stoppage. Wabash Foods believes that its relations with its employees are good.

PATENTS AND TRADEMARKS

     Wabash Foods produces Tato Skins(R) brand potato crisps, Pizzarias(R) brand pizza chips, and O'Boisies(R) brand potato crisps utilizing a sheeting and frying process that includes patented technology that Wabash Foods licenses from Miles Willard Technologies, LLC, an Idaho limited liability company ("Miles Willard"). Pursuant to the license agreement between Wabash Foods and Miles Willard, Wabash Foods has an exclusive right to use the patented technology within North America until the patents expire between 2004 and 2006. In consideration for the use of the patents, Wabash Foods is required to make royalty payments to Miles Willard on sales of products manufactured utilizing the patented technology.

     Wabash Foods owns the following trademarks, which are registered in the United States: Tato-Skins(R), O'Boisies(R), Pizzarias(R), Braids(R) and Knots(R). Wabash Foods considers its trademarks to be of significANT importance to Wabash Foods' business. Wabash Foods is not aware of any circumstances that would have a material adverse effect on Wabash Foods' ability to use its trademarks.

DESCRIPTION OF PROPERTY

     Wabash Foods leases a 140,000 square foot facility located in Bluffton, Indiana, approximately 20 miles south of Ft. Wayne, Indiana. Prior to the Keebler Company's acquisition of the facility in 1980, the Bluffton plant contained three pretzel lines with 40,000 square feet of processing space and 40,000 square feet of warehousing space. In 1985, the Keebler Company completed a 60,000 square foot fryer room addition and installed the three fryer lines that still operate in the facility. Wabash Foods has entered into a 20-year lease expiring in April 2018 with respect to the facility with two five-year renewal options. Monthly lease payments through April 2000 are $17,500 and then increase to $20,000 per month for the remainder of the lease term with an annual CPI adjustment. Wabash Foods is responsible for all insurance costs, utilities and real estate taxes.

     Wabash Foods believes that its facilities are adequately covered by insurance.

LEGAL PROCEEDINGS

     Wabash Foods is not presently a party to any lawsuit.

WABASH FOODS MANAGEMENT

     The executive officers and key personnel of Wabash Foods, and their ages, are as follows:

         NAME                         AGE             POSITION
         ----                         ---             --------

     Larry R. Polhill                 48              President
     Gary W. Folk                     48              Plant Director
     Donald R. Addington              61              Plant Manager

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
     LARRY R. POLHILL. Mr. Polhill has been President and Managing Member of Wabash Foods since February 1998. In addition, Mr. Polhill holds or has recently held the following positions for the periods indicated: President, Chief Executive Officer and Chairman of the Board of American Pacific from 1978 to present; President, Chief Executive Officer and Chairman of the Board of Pate Foods from 1993 to present; President, Chief Executive Officer and Chairman of the Board of Eclipse Space Lines, Inc. from 1997 to present; Vice President and Director of Realty Information Systems, Inc. from 1997 to present; Vice
President and Director of G, B & L Corporation from 1995 to present; Vice President and Director of The Point Athletic Club, Inc. from 1991 to present; President, Chief Executive Officer and Chairman of the Board of American Pacific Inc. from 1990 to present; and President, Chief Executive Officer and Chairman of Midwest Business Credit from 1997 to present. Mr. Polhill also serves as a Director or in a similar capacity with respect to several privately-held corporations and other business entities.

     GARY W. FOLK. Mr. Folk has served as Plant Director for Wabash Foods since February 1998. From 1996 to January 1998, Mr. Folk served as Production Manager, first for the Keebler Company and then for O'Boisie Corporation. From 1992 to 1995 he was Shift Manager with the Keebler Company.

     DONALD R. ADDINGTON. Mr. Addington has served as Plant Manager for Wabash Foods since February 1999. From February 1998 to February 1999, Mr. Addington was Production Superintendent of Wabash Foods. From 1995 to 1998, Mr. Addington served as Production Manager at O'Boisie Corporation. During 1995, Mr. Addington served as a consultant for McCleary Snacks and from 1978 to 1995, he was Shift Manager at the Keebler Company.

     Pursuant to the Purchase and Sale Agreement, Pate Foods and Wabash Foods are obligated to exert their reasonable best efforts to cause Messrs. Folk and Addington to enter into employment agreements with the Company upon consummation of the Acquisition. Upon the consummation of the Acquisition, Mr. Polhill will resign as President of Wabash Foods and is not expected to be involved in the day-to-day operations of the Company or Wabash Foods.

BENEFICIAL OWNERSHIP OF WABASH FOODS

     All of the outstanding equity interests of Wabash Foods (consisting of member interests) are owned directly of record and beneficially by Pate Foods. As of the date hereof, the following persons owned beneficially the percentages of outstanding capital stock of Pate Foods (consisting of shares of common stock) respectively indicated below, and thereby may be deemed to own beneficially indirectly comparable percentage equity interests in Wabash Foods. Such persons also own beneficially the identical respective percentage equity interests in Capital Foods, which will be the holder of the Closing Shares and the Warrant after certain transfers immediately following consummation of the Acquisition.

                                                         OWNERSHIP
                  NAME OF HOLDER                         PERCENTAGE
                  --------------                         ----------

     Dakota Farms, LLC(1)                                  29.66%
     Stillwater Capital, LLC(2)                            29.66%
     American Pacific Financial Corporation(3)             22.85%
     Wall Family Trust(4)                                  10.38%
     American Pacific Fitness Partners IRAs(5)              2.11%
     Marilyn R. Donegan                                     1.08%
     Dennis Polhill                                         0.68%
     Byron L. Reeser                                        0.51%
     Thomas L. Davis Pension Plan                           0.44%
     Allene Shore and Elinor Neafsey, as joint tenants      0.38%
     James E. Johnson IRA                                   0.34%
     Robert D. Long                                         0.34%
     Dean Polhill                                           0.34%
     Gary and Sharon Washburn                               0.34%
     Halo Investments I., L.P.(6)                           0.32%

------------

(1) A private investment entity for the benefit of family members of Bradley J. Crandall, a director of Pate Foods, and controlled by Mr. Crandall. Such interests may be deemed beneficially owned indirectly by Mr. Crandall.
(2) A private investment entity for the benefit of family members of Larry R. Polhill, President and a director of Pate Foods, and controlled by Mr. Polhill. Such interests may be deemed beneficially owned indirectly by Mr. Polhill.
(3) A privately held corporation controlled in equal shares by Messrs. Crandall and Polhill. Such interests may be deemed beneficially owned indirectly by Messrs. Crandall and Polhill.
(4) The sole trustee of said trust is Mr. Jerome Wall, who may be deemed to beneficially own indirectly such interests.
(5) Consists of IRAs for the benefit of Messrs. Douglas Bruneau, Allen W. Mohr, Robert T. Riehl and Jeffrey Mersch, who may be deemed to beneficially own indirectly such interests.
(6) A private investment partnership of which Mr. James Saint is the sole managing member of the general partner. Such interests may be deemed beneficially owned indirectly by Mr. Saint.

UNAUDITED PRO FORMA COMBINED CONDENSED AND HISTORICAL FINANCIAL INFORMATION

     The following tables set forth certain unaudited pro forma combined condensed and historical financial information for the Company and Wabash Foods. The following data gives effect to the Acquisition, accounted for using the purchase method of accounting in accordance with APB Opinion No. 16, as if the Acquisition had occurred as of June 30, 1999 with respect to the balance sheet data and as of January 1, 1998 with respect to the statement of operations data for the fiscal year ended December 31, 1998 and the six months ended June 30, 1999. The following data should be read in conjunction with the consolidated financial statements of the Company, the financial statements of Wabash and the pro forma financial information regarding the Acquisition and all notes relating thereto, all appearing elsewhere in this Proxy Statement or incorporated by reference herein.

     The unaudited pro forma combined condensed information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that could have occurred if the Acquisition had been consummated as of such dates, nor is it necessarily indicative of future operating results or financial position.

                                             SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
                                    ----------------------------------------------------------
                                        POORE          WABASH       PRO FORMA       PRO FORMA
                                    BROTHERS, INC.   FOODS, LLC    ADJUSTMENTS      COMBINED
                                    --------------   ----------    -----------      --------
STATEMENT OF OPERATIONS DATA:
Net sales                            $8,920,420      $5,998,112    $  71,886 (1)   $14,990,418
Gross profit                          2,256,356       1,058,766       91,906 (2)     3,407,028
Operating income (loss)                 244,232         612,463     (281,329)(3)       575,366
Income (loss) before cumulative
  effect of a change in accounting
  principle                          $  (65,223)     $  184,268    $ (86,529)(4)   $    32,516
                                     ==========      ==========    =========       ===========

Income (loss) per common share
  before cumulative effect of a
  change in accounting principle     $    (0.01)                                   $      0.00
                                     ==========                                    ===========
Weighted average number of
     common shares                    7,832,997                    4,415,186(5)     12,248,183
                                     ==========                    =========       ===========

                                             SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
                                    ----------------------------------------------------------
                                        POORE          WABASH       PRO FORMA       PRO FORMA
                                    BROTHERS, INC.   FOODS, LLC    ADJUSTMENTS      COMBINED
                                    --------------   ----------    -----------      --------
STATEMENT OF OPERATIONS DATA:
Net sales                            $13,167,993     $6,300,570    $ 260,549 (6)   $ 19,729,112
Gross profit                           3,244,103        888,001      288,349 (7)      4,420,453
Operating income (loss)                 (359,053)       239,994     (138,957)(8)       (258,016)
Net loss                             $  (874,091)    $ (207,005)   $  45,929 (9)   $ (1,035,167)
                                     ===========     ==========    =========       ============

Net loss per common share            $     (0.12)                                  $      (0.09)
                                     ===========                                   ============
Weighted average number of
  common shares                        7,210,810                   4,400,000(10)     11,610,810
                                     ===========                   =========       ============

                                                    AS OF JUNE 30, 1999 (UNAUDITED)
                                    --------------------------------------------------------
                                        POORE          WABASH       PRO FORMA      PRO FORMA
                                    BROTHERS, INC.   FOODS, LLC    ADJUSTMENTS     COMBINED
                                    --------------   ----------    -----------     --------

BALANCE SHEET DATA:
  Working capital                    $   938,913     $ (138,001)  $  187,599(11)  $   988,511
  Total assets                        13,609,861      8,106,614    5,096,702(12)   26,813,177
  Long-term debt                       5,640,142      5,705,557      643,072(13)   11,988,771
  Total shareholders' equity           5,119,661        (22,736)   4,641,229(14)    9,738,154

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

(1) Reflects the reclassification of $266,686 in Wabash Foods broker commissions to Selling, general and administrative expenses consistent with the Company's accounting policies, offset by the elimination of $194,800 in management fees reflected in Net sales by the Company.
(2) In addition to the items discussed above, reflects a $20,020 reduction in manufacturing equipment depreciation after allocation of $7.8 million of the Acquisition purchase price to Equipment and to conform their depreciation lives to those of the Company which average 15 years.
(3) In addition to the items discussed above, reflects $106,549 of amortization on $3.1 million of intangibles over lives ranging from 7-20 years.
(4) In addition to the items discussed above, reflects the elimination of the management fee discussed in Note (1).
(5) Reflects the issuance of 4,400,000 shares of common stock for the Acquisition and inclusion of 15,186 shares for common stock equivalents.
(6) Reflects the reclassification of $260,549 in Wabash Foods broker commissions to Selling, general and administrative expenses consistent with the Company's accounting policies.
(7) In addition to the item discussed in Note (6) above, reflects a $27,800 reduction in manufacturing equipment depreciation after allocation of $7.8 million of the Acquisition purchase price to Equipment and to conform their depreciation lives to those of the Company which average 15 years.
(8) In addition to the items discussed in Notes (6) and (7) above, reflects $166,757 of amortization on $3.1 million of intangibles over lives ranging from 7-20 years.
(9) In addition to the items discussed in Notes (6) through (8) above, reflects the capitalization of a $184,886 purchased receivables write-off as a purchase price allocation adjustment.
(10) Reflects the issuance of 4,400,000 shares of common stock for the Acquisition.
(11) Includes an accrual of $455,473 for estimated Acquisition and related refinancing costs offset by a reduction of $643,072 in Current maturities of long-term debt reflecting the new financing structure provided by US Bancorp.
(12) Reflects the Acquisition purchase price allocation, including a $3.1 million write-up in capital equipment and a $2.0 million write-up of intangible assets, principally trademarks.
(13) Reflects an increase in long-term debt reflecting the proposed financing structure provided by US Bancorp.

(14) Reflects the value of the securities issued in connection with the Acquisition, including the 4,400,000 shares of common stock and the warrant to purchase 400,000 shares of common stock.

SELECTED CONDENSED HISTORICAL FINANCIAL INFORMATION OF THE COMPANY

     Certain of the selected financial data presented below for the year ended December 31, 1998 has been derived from the Company's consolidated financial statements which were audited by Arthur Andersen LLP, independent public accountants. Certain of the selected financial data presented below for the six months ended June 30, 1998 and 1999 has been derived from the Company's unaudited consolidated financial statements which were prepared on the same basis as the audited consolidated financial statements and include all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the results of these periods. The results of operations for the interim periods should not be taken as indicative of results for a full fiscal year. This data should be read in conjunction with the Company's consolidated financial statements, related notes thereto and other financial information included elsewhere in this Proxy Statement or incorporated by reference herein.

                                                   SIX MONTHS ENDED JUNE 30,       YEAR ENDED DECEMBER 31,
                                                   --------------------------    ----------------------------
                                                      1998           1999            1997            1998
                                                   -----------    -----------    ------------    ------------
                                                   (UNAUDITED)    UNAUDITED)
Statement of Operations Data:
  Net sales                                        $ 6,461,219    $ 8,920,420    $ 15,731,796    $ 13,167,993
  Cost of sales                                      4,813,287      6,664,064      13,709,979       9,923,890
                                                   -----------    -----------    ------------    ------------
    Gross profit                                     1,647,932      2,256,356       2,021,817       3,244,103
  Selling, general and administrative expenses       1,783,091      2,012,124       3,982,428       3,603,156
  Restructuring costs                                       --             --         745,875              --
                                                   -----------    -----------    ------------    ------------
    Operating income (loss)                           (135,159)       244,232      (2,706,486)       (359,053)
  Interest expense, net                               (249,207)      (309,455)       (327,611)       (515,038)
                                                   -----------    -----------    ------------    ------------
    Loss before cumulative effect of a change
      in accounting principle                      $  (384,366)   $   (65,223)   $ (3,034,097)   $   (874,091)
                                                   ===========    ===========    ============    ============

  Loss per common share before cumulative effect
      of a change in accounting principle          $     (0.05)   $     (0.01)   $      (0.43)   $      (0.12)
                                                   ===========    ===========    ============    ============

                                           AS OF                  AS OF
                                       JUNE 30, 1999        DECEMBER 31, 1998
                                       -------------        -----------------
                                        (UNAUDITED)
BALANCE SHEET DATA:
   Working capital                     $   938,913            $   768,155
   Total assets                         13,609,861             12,938,889
   Long-term debt                        5,640,142              5,720,247
   Total shareholders' equity            5,119,661              5,256,515


SELECTED CONDENSED HISTORICAL FINANCIAL INFORMATION OF WABASH FOODS

         Certain of the selected financial data presented below for the period from commencement of operations in April 1998 through December 31, 1998 has been derived from Wabash's financial statements which were audited by Clifton, Gunderson P.L.C., independent public accountants. Certain of the selected financial data presented below for the six months ended June 30, 1998 and 1999 has been derived from Wabash's unaudited financial statements which were prepared on the same basis as the audited financial statements and include all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the results of these periods. The results of operations for the interim periods should not be taken as indicative of results for a full fiscal year. This data should be read in conjunction with Wabash's financial statements, related notes thereto and other financial information included elsewhere in this Proxy Statement or incorporated by reference herein.

                                                                            FOR THE PERIOD
                                      FOR THE PERIOD FROM                   FROM INCEPTION
                                        INCEPTION (APRIL     SIX MONTHS      (APRIL 1998)
                                         1998) THROUGH         ENDED           THROUGH
                                         JUNE 30, 1998     JUNE 30, 1999   DECEMBER 31, 1998
                                         -------------     -------------   -----------------
                                          (UNAUDITED)       (UNAUDITED)
STATEMENT OF OPERATIONS DATA:
  Net sales                               $ 1,448,937       $ 5,998,112       $ 6,300,570
  Cost of sales                             1,230,490         4,939,346         5,412,569
                                          -----------       -----------       -----------
    Gross profit                              218,447         1,058,766           888,001
  Selling, general and administrative
    expenses                                  143,429           446,303           648,007
                                          -----------       -----------       -----------
    Operating income                           75,018           612,463           239,994
  Other income (expense)                      (11,226)         (428,195)         (446,999)
                                          -----------       -----------       -----------
    Net income (loss)                     $    63,792       $   184,268       $  (207,005)
                                          ===========       ===========       ===========

                                           AS OF                  AS OF
                                       JUNE 30, 1999        DECEMBER 31, 1998
                                       -------------        -----------------
                                        (UNAUDITED)

BALANCE SHEET DATA:
  Working capital                       $ (138,001)            $  817,710
  Total assets                           8,106,614              6,901,849
  Long-term debt                         5,705,557              6,171,561
  Total shareholders' equity               (22,736)              (207,005)

WABASH FOODS' MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     The following discussion and analysis should be read in conjunction with the Wabash Foods financial statements and the notes thereto, which are annexed hereto as Exhibit H.

RESULTS OF OPERATIONS

     Six months ended June 30, 1999 compared to the period from inception (April
1998) through June 30, 1998

     Net sales for the six months ended June 30, 1999 were $5,998,112, up $4,549,175, or 314%, from $1,448,937 for the period ended June 30, 1998. Since
Wabash Foods only started up operations in April 1998, the increase in net sales is due to both the longer period of operations (six months versus three months), but also due to the growth in sales to new and existing customers. Sales of all branded and private label product lines manufactured by Wabash Foods increased.

     Gross profit for the six months ended June 30, 1999, was $1,058,766, or 18% of net sales, as compared to $218,447, or 15% of net sales, for the period ended June 30, 1998. The $840,319 increase, or 385%, in gross profit resulted principally from the increased volume of manufactured products and the related improved manufacturing efficiencies, and also due to the longer period of operations referred to above.

     Selling, general and administrative expenses increased to $446,303, or 7% of net sales, for the six months ended June 30, 1999 from $143,429, or 10% of net sales in 1998. The increase of $302,874, or 211%, compared to 1998, was due to increased sales and marketing activities as well as to the longer period of operations referred to above.

     Net other expense increased to $428,195 for the six months ended June 30, 1999 from $11,226 for the period ended June 30, 1998. Part of this increase was due to $248,418 of increased interest expense relating to Wabash Foods' $5.8 million equipment loans, which expense did not commence until July 1998. In addition, the 1999 results include $194,800 of management fees paid to Poore Brothers pursuant to the Management Agreement. See "MATERIAL CONTRACTS BETWEEN THE COMPANY AND PATE FOODS/WABASH FOODS; PRE-ACQUISITION MANAGEMENT AGREEMENT."

     YEAR ENDED DECEMBER 31, 1998

     Net sales for the year ended December 31, 1998 were $6,300,570. Wabash Foods commenced operations in April 1998. Sales consisted of all branded and private label product lines manufactured by Wabash Foods.

     Gross profit for the year ended December 31, 1998, was $888,001, or 14% of net sales. Cost of sales includes raw materials, labor and manufacturing overhead.

     Selling, general and administrative expenses were $648,007, or 10% of net sales, for the year ended December 31, 1998. Expenses consisted principally of advertising and promotion, outside services, samples, payroll and travel and entertainment spending

     Net other expense amounted to $446,999 for the year ended December 31, 1998 and consisted primarily of $277,030 of interest expense on indebtedness related to equipment loans and a working capital line of credit, and $184,886 of uncollectible purchased receivables.

LIQUIDITY AND CAPITAL RESOURCES

     Net working capital was a negative $138,001 (a current ratio of .9:1) and $817,710 (a current ratio of 1.9:1) at June 30, 1999 and December 31, 1998, respectively. The $955,711 decrease in working capital reflects $1,129,300 of increased current maturities of long-term debt that is payable during 1999 by Wabash Foods. If the Acquisition is completed, all of those maturities would be deferred and payments would not commence until next year. SEE "REFINANCING OF CERTAIN INDEBTEDNESS OF THE COMPANY AND WABASH FOODS." Offsetting the increased current maturities was an increase in other net current assets as a result of improved operating results.

     At June 30, 1999, Wabash Foods had outstanding a promissory note (the "Equipment Note") to US Bancorp Republic Commercial Finance, Inc. ("US Bancorp") in the principal amount of $5,800,000. The Equipment Note is due over seven years in monthly principal installments of $69,050 commencing July 1, 1999. The Equipment Note is secured by all equipment and interest on the Equipment Note is paid on a monthly basis by Wabash Foods at US Bancorp's reference rate (8.0% at June 30, 1999). Principal payments on the Equipment Note have been temporarily deferred by US Bancorp pending completion of the Acquisition. There are no significant restrictive financial covenants in the related Financing Agreement that also covers the Line of Credit discussed below.

     Wabash Foods also has an agreement with US Bancorp for a $1.5 million working capital line of credit (the "Line of Credit"). The balance outstanding was $734,157 and $785,861 at June 30, 1999 and December 31, 1998, respectively. The Line of Credit bears interest at US Bancorp's reference rate (8% at June 30,
1999) and, while due on demand, has no maturity date. The Line of Credit is secured by accounts receivable, inventories, and equipment. The borrowing base under the Line of Credit is limited to 80% of eligible receivables and 50% of eligible inventories. As of August 27, 1999, Wabash Foods had a borrowing base of approximately $860,384 under the Line of Credit.

     Pursuant to an Agreement for Sale of Collateral with US Bancorp in March 1998, Wabash Foods issued to US Bancorp a $2.5 million Promissory Note (the "Promissory Note"), with principal payments commencing December 31, 1999. The Promissory Note bears no interest. The Promissory Note was subsequently amended to reduce the principal amount to $650,000 with the following required principal installments: $200,000 due June 30, 1999; $200,000 due September 30, 1999; and $250,000 due December 31, 1999. Principal payments on the Promissory Note have been temporarily deferred by US Bancorp pending completion of the Acquisition.

     Wabash Foods' management believes that the achievement of its plans and objectives will enable Wabash Foods to attain a sufficient level of operating cash flow, or be able to negotiate successfully a further deferral of principal payments, to meet its debt repayment obligations. There can be no assurance, however, that Wabash Foods will achieve a sufficient level of operating cash flow to meet its debt repayment obligations. Any acceleration under the Equipment Note, the Line of Credit, and or the Promissory Note could have a material adverse effect upon Wabash Foods.

YEAR 2000 COMPLIANCE

     The Year 2000 issue is the result of computer programs being written using two digits rather than four to identify the applicable year. For example, computer programs that utilize date-sensitive information may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in system failures or miscalculations.

     Wabash Foods processes much of its data using licensed computer programs from third parties, including its accounting software. Such third parties have advised Wabash Foods that they have made all necessary programming changes to such computer programs to address the Year 2000 issue. Wabash Foods believes that it has no material internal risk in connection with the potential impact of the Year 2000 issue on the processing of date sensitive information by Wabash Foods' computerized information systems.

     Wabash Foods is in the process of determining the effect of the Year 2000 issue on its vendors' and customers' systems. There can be no assurance that the systems of such third parties will be Year 2000 compliant on a timely basis, or that Wabash Foods' results of operations will not be adversely affected by the failure of systems operated by third parties to properly operate in the year 2000.

     Wabash Foods has not completed the development of contingency plans in the event that its internal systems or those of third parties fail to operate in compliance with the Year 2000 date change. Wabash Foods expects to complete development of its contingency plans and begin implementation, if required, by November 30, 1999.

REFINANCING OF CERTAIN INDEBTEDNESS OF THE COMPANY AND WABASH FOODS

     As of June 30, 1999, the Company's outstanding  indebtedness  consisted of:
(i) $2,229,114  principal amount of 9% Convertible  Debentures due July 1, 2002;
(ii) $305,556 principal amount of a term loan from Wells Fargo Business Credit, Inc. ("Wells Fargo") which accrues interest at prime plus 3% with principal due in monthly installments through May 1, 2000; (iii) $1,148,995 principal amount of a working capital line from Wells Fargo which accrues interest at prime plus 1.5% and which is due on November 4, 2001; (iv) a mortgage loan on the Company's Goodyear, Arizona facility in the principal amount of $1,953,501 which accrues interest at 9.03% and is due in monthly installments through July 2012; and (v) equipment lease obligations in the aggregate principal amount of $731,691 which accrue interest at rates ranging from 8.19% to 11.3% and which are due in monthly installments through 2002.

     As a result of the Acquisition, Wabash Foods will be wholly-owned by the Company and, consequently, the indebtedness of Wabash Foods will, effectively, become part of the consolidated indebtedness of the Company. At June 30, 1999, Wabash Foods had outstanding the following long-term indebtedness: (i) $5,800,000 principal amount of an equipment note (the "Equipment Note") to US Bancorp which is secured by Wabash Foods' equipment; (ii) $734,157 principal amount of a $1.5 million working capital Line of Credit; and (iii) $650,000 principal amount of an additional Promissory Note. The terms of the Equipment
Note, the Line of Credit and the Promissory Note are summarized in "WABASH FOODS' MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS - LIQUIDITY AND CAPITAL RESOURCES."

     In connection with the Acquisition, the Company has entered into a letter of intent with US Bancorp in connection with the refinancing of certain indebtedness of Wabash Foods and the Company. As contemplated by the letter of intent, the existing $5,800,000 Equipment Note will be replaced with a new term loan to the Company in the same aggregate principal amount which will accrue interest at the US Bancorp reference rate (on a floating rate basis) and which will mature in 2006, and the $650,000 Promissory Note will be replaced with a term loan from US Bancorp to the Company in the principal amount of $715,000 bearing no interest and which will mature in 2000. In addition, it is expected that the Company's term loan and working capital line from Wells Fargo will be paid off and replaced with (i) a $350,000 term loan from US Bancorp which will accrue interest at the US Bancorp reference rate plus 2.5% and (ii) a $3,000,000 working capital line from US Bancorp which will accrue interest at the US Bancorp reference rate plus 1%. It is expected that upon completion of the transaction with US Bancorp, approximately $500,000 principal amount of the working capital line of credit will be available to the Company. No other indebtedness of the Company is expected to be refinanced or modified in connection with the Acquisition or the US Bancorp refinancing. The Company will become subject to several financial covenants and restrictive covenants as a result of the refinancing. Such refinancing is subject to various conditions.

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
     In consideration for the above-described loans, the Company will be required to pay facility fees to US Bancorp totaling approximately $50,000 and to issue to US Bancorp a warrant for 50,000 shares of unregistered Common Stock with an exercise price equal to $1.00 per share. In addition, the Company will be obligated to reimburse US Bancorp for all reasonable expenses (including legal fees and expenses, collateral audit fees and appraisal fees) incurred by US Bancorp in connection with the refinancing.

RISK FACTORS

     In addition to other information in this Proxy Statement and the Exhibits hereto, Company shareholders should carefully consider the following risk factors in evaluating the Acquisition.

     DIVERSION OF THE COMPANY'S MANAGEMENT; INTEGRATION OF THE WABASH FOODS OPERATION INTO THE COMPANY; OTHER ACQUISITION-RELATED RISKS. The Acquisition could divert the attention of the Company's management from the daily operations of the Company, and otherwise require additional management, operational and financial resources. Moreover, there is no assurance that the Company will successfully integrate Wabash Foods or its key personnel into the Company's operating structure, retain key personnel of Wabash Foods on a long-term basis, or operate the Wabash Foods operations profitably. The Acquisition may also involve a number of other risks, including adverse short-term effects on the
Company's operating results, dependence on retaining key personnel and customers, amortization of acquired intangible assets, and risks associated with unanticipated liabilities.

     BRIEF OPERATING HISTORY. Wabash Foods has a brief operating history upon which an evaluation of the prospects of its business can be made. Such prospects are subject to the substantial risks, expenses and difficulties frequently encountered in the establishment and growth of a business in the snack food industry, which is characterized by a significant number of market entrants and intense competition. Wabash Foods has incurred cumulative operating losses to date associated primarily with its start-up costs, incurring a net loss of $207,005 for the fiscal year ended December 31, 1998 and net income of $184,268 for the six months ended June 30, 1999.

     Even if Wabash Foods is successful in expanding the production and distribution of its products or in increasing its net sales, Wabash Foods may be expected to incur substantial additional expenses in the future, including advertising and promotional costs, and "slotting" expenses (i.e., the cost of obtaining shelf space in certain grocery stores) pertaining to Wabash Foods' products. Accordingly, Wabash Foods may generate additional losses in the future as a result of the implementation of its business strategy, even if net sales increase significantly. There can be no assurance that Wabash Foods' business strategy will prove successful or that Wabash Foods will remain profitable.

     NEED FOR ADDITIONAL FINANCING. The Company may, in the future, require third party financing (debt or equity) in connection with the costs of implementing Wabash Foods' business strategy. There can be no assurance that a required financing will be available or, if available, on terms attractive to Wabash Foods or the Company.

     COMPETITION. The market for salty snack foods, such as those sold by Wabash Foods (as well as the Company), including potato chips and crisps, tortilla chips and pretzels, is large and intensely competitive. Competitive factors in the salty snack food industry include product quality and taste, brand awareness among consumers, access to supermarket shelf space, price, advertising and promotion, variety of snacks offered, nutritional content, product packaging and package design. Wabash Foods competes in that market principally on the basis of product quality and taste.

     The snack food industry is primarily dominated by Frito-Lay, Inc., which has substantially greater financial and other resources than the Company will have after the completion of the Acquisition and sells brands that are more widely recognized than are the Company's and Wabash Foods' brands. Numerous other companies that are actual or potential competitors of Wabash Foods, many with greater financial and other resources (including more employees and more extensive facilities) than the Company will have after the completion of the Acquisition, offer products similar to those of Wabash Foods. In addition, many of such competitors offer a wider range of products than that offered by Wabash Foods. Local or regional markets often have significant smaller competitors, many of whom offer products similar to those of Wabash Foods. Expansion of Wabash Foods' operations into new markets has and will continue to encounter significant competition from national, regional and local competitors that may be greater than that encountered by Wabash Foods in its existing markets. In addition, such competitors may challenge Wabash Foods' position in its existing markets. While the Company believes that Wabash Foods' products and methods of operation will enable it to compete successfully, there can be no assurance of its ability to do so.

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
     Wabash Foods licenses patented technology from a third party in connection with the manufacture of its Tato Skins(R), Pizzarias(R) and O'Boisies(R) brand products, and has an exclusive right to use such technology within North America until the patents expire between 2004 and 2006. Upon the expiration of the patents, competitors of Wabash Foods and the Company, certain of which may have significantly greater resources than Wabash Foods and the Company, may utilize the patented technology in the manufacture of products that are similar to those currently manufactured by Wabash Foods. The entry of any such products into the marketplace could have a material adverse effect on sales of Wabash Foods' products.

     PROMOTIONAL AND SHELF SPACE COSTS. Successful marketing of food products generally depends upon obtaining adequate retail shelf space for product display, particularly in supermarkets. Frequently, food manufacturers and distributors, such as Wabash Foods, incur additional costs in order to obtain additional shelf space. Whether or not Wabash Foods incurs such costs in a particular market is dependent upon a number of factors, including existing demand for Wabash Foods' products, relative availability of shelf space and general competitive conditions. After the completion of the Acquisition, the Company may incur significant shelf space or other promotional costs in connection with the Wabash Foods products as a necessary condition of entering into competition in particular markets or stores. If incurred, such costs may materially affect the Company's financial performance.

     NO ASSURANCE OF CONSUMER ACCEPTANCE OF WABASH FOODS' EXISTING AND FUTURE PRODUCTS. Consumer preferences for snack foods are continually changing and are extremely difficult to predict. The ability of the Company to develop successful operations with respect to the Wabash Foods products in new markets will depend upon customer acceptance of, and the Company's ability to manufacture the Wabash Foods products. There can be no assurance that Wabash Foods' products will achieve a significant degree of market acceptance, that acceptance, if achieved, will be sustained for any significant period or that product life cycles will be sufficient to permit Wabash Foods to recover start-up and other associated costs. In addition, there can be no assurance that the Company will succeed in the development of any new Wabash Foods products or that any new products developed by Wabash Foods will achieve market acceptance or generate meaningful revenue for the Company after the completion of the Acquisition.

     UNCERTAINTIES AND RISKS OF FOOD PRODUCT INDUSTRY. The food product industry in which the Company and Wabash Foods are engaged is subject to numerous uncertainties and risks outside of their control. Profitability in the food product industry is subject to adverse changes in general business and economic conditions, oversupply of certain food products at the wholesale and retail levels, seasonality, the risk that a food product may be banned or its use limited or declared unhealthful, the risk that product tampering may occur that may require a recall of one or more of Wabash Foods' products, and the risk that sales of a food product may decline due to perceived health concerns, changes in consumer tastes or other reasons beyond the control of Wabash Foods.

     FLUCTUATIONS IN PRICES OF SUPPLIES; DEPENDENCE UPON AVAILABILITY OF SUPPLIES AND PERFORMANCE OF SUPPLIERS. Wabash Foods' manufacturing costs are subject to fluctuations in the prices of potatoes, wheat, corn and oil, the four major ingredients used in the manufacture of Wabash Foods' products. Potatoes, wheat and corn are widely available year-round and the Company believes that a variety of oils acceptable in the manufacturing of Wabash Foods' products are also widely available year-round. Wabash Foods is dependent on its suppliers to provide products and ingredients in adequate supply and on a timely basis. Although the Company believes that Wabash Foods' requirements for products and ingredients are readily available, and that its business success is not dependent on any single supplier, the failure of certain suppliers to meet Wabash Foods' performance specifications, quality standards or delivery schedules could have a material adverse effect on the operations of Wabash Foods. In particular, a sudden scarcity, a substantial price increase, or an unavailability of product ingredients could materially adversely affect Wabash Foods' operations. There can be no assurance that alternative ingredients would be available when needed and on commercially attractive terms, if at all.

     DEPENDENCE UPON MAJOR CUSTOMERS. One customer of Wabash Foods, VSA, Inc., accounted for 29% and 32% of Wabash Foods' net sales in fiscal 1998 and for the six months ended June 30, 1999, respectively. The remainder of Wabash Foods' revenues were derived from sales to a limited number of additional customers, either vending distributors, grocery chains or regional distributors, none of which individually accounted for more than 10% of Wabash Foods' sales in 1998 or for the six-month period in 1999. A decision by any of Wabash Foods' major customers to cease or substantially reduce their purchases could have a material adverse effect on Wabash Foods' business.

     RELIANCE ON KEY EMPLOYEES. Wabash Foods' success is dependent in large part upon the abilities of its key employees. The inability of the key employees to perform their duties or the inability of Wabash Foods to attract and retain other highly qualified personnel could have a material adverse effect upon Wabash Foods' business and prospects. Wabash Foods does not maintain, and the Company does not currently contemplate obtaining, "key man" life insurance with respect to such employees.

     GOVERNMENTAL REGULATION. The packaged food industry is subject to numerous federal, state and local governmental regulations, including those relating to the preparation, labeling and marketing of food products. Wabash Foods is particularly affected by the Nutrition Labeling and Education Act of 1990 ("NLEA"), which requires specified nutritional information to be disclosed on all packaged foods. The Company believes that the labeling on Wabash Foods' products currently meets these requirements. Wabash Foods does not believe that complying with the NLEA regulations materially increases Wabash Foods' manufacturing costs. There can be no assurance, however, that new laws or regulations will not be passed that could require Wabash Foods to alter the taste or composition of its products. Such changes could affect sales of Wabash Foods' products and have a material adverse effect on the Company after the Acquisition.

     PRODUCT LIABILITY CLAIMS. As a manufacturer and marketer of food products, Wabash Foods may be subjected to various product liability claims. There can be no assurance that the product liability insurance maintained by Wabash Foods will be adequate to cover any loss or exposure for product liability, or that such insurance will continue to be available on terms acceptable to the Company after the completion of the Acquisition. Any product liability claim not fully covered by insurance, as well as any adverse publicity from a product liability claim, could have a material adverse effect on the financial condition or results of operations of Wabash Foods.

     DETERMINATION OF PURCHASE PRICE. The purchase price for Wabash Foods in the Acquisition was determined solely by negotiation by management and was approved by the Company's Board of Directors. No opinion, appraisal or other formal evaluation of Wabash Foods or its assets or business was sought or obtained from any investment banking firm or other third party.

     POSSIBLE CHANGES IN TERMS OR CONDITIONS. Under the terms of the Purchase and Sale Agreement, the Company has the right to waive one or more conditions to the Company's obligation to consummate the Acquisition, as well as to amend the terms of such Agreement by mutual consent. Although no waivers or material amendments to the Purchase and Sale Agreement are contemplated at the date hereof, such actions could be effected by the Company's Board of Directors or management, as the case may be, at or prior to the closing, without prior notice to or further action by the Company's shareholders.

     MAJOR SHAREHOLDER; POSSIBLE CHANGE IN CONTROL. Following consummation of the Acquisition (and certain related party transfers immediately thereafter) Capital Foods will become the single largest shareholder of the Company, with the Closing Shares to be acquired by it constituting approximately 36% of the outstanding shares of Common Stock (without giving effect to the possible exercise of the Warrant and assuming that no additional shares of Common Stock are issued subsequent to the date hereof). Accordingly, Capital Foods will be in a position to exercise a substantial influence on the business and affairs of the Company and may be deemed (either alone or together with Company management) to control the Company. Although the Company is not aware of any plans or proposals on the part of Capital Foods to recommend or undertake any material change in the management or business of the Company, there is no assurance that Capital Foods will not adopt or support any such plans or proposals in the future.

     Apart from transfer restrictions arising under applicable provisions of the securities laws, there will be no restriction on the ability of Capital Foods to transfer any or all of the Closing Shares and/or the Warrant at any time following consummation of the Acquisition. One or more of such transfers could have the effect of transferring control of the Company to one or more parties not currently known to the Company.

     EFFECT OF POSSIBLE SHARE RESALES. Following expiration of the required holding period (one year, in the case of reliance upon the exemption provided by Rule 144 under the Securities Act of 1933, as amended) for the Closing Shares, Capital Foods (or other holder(s) of such shares) will be generally free to resell any or all of the Closing Shares without registration under that Act. Such sales will be subject to volume limitations under Rule 144 only if Capital Foods or such other holder is deemed an "affiliate" of the Company at or about the time of resale or resells shares prior to completion of a two-year holding period. In addition, Capital Foods or its transferees will have certain "piggyback" registration rights which will permit such resales pursuant to an effective registration statement under the Securities Act. Depending upon their timing, magnitude and other factors, such resales, or the possibility thereof, could adversely affect the market price of the Common Stock.

     YEAR 2000 COMPLIANCE. The Year 2000 issue is the result of computer programs being written using two digits rather than four to identify the applicable year. For example, computer programs that utilize date-sensitive information may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in system failures or miscalculations.

     Wabash Foods processes much of its data using licensed computer programs from third parties, including its accounting software. Such third parties have advised Wabash Foods that they have made all necessary programming changes to such computer programs to address the Year 2000 issue. Wabash Foods believes that it has no material internal risk in connection with the potential impact of the Year 2000 issue on the processing of date sensitive information by Wabash Foods' computerized information systems.

     Wabash Foods is in the process of determining the effect of the Year 2000 issue on its vendors' and customers' systems. There can be no assurance that the systems of such third parties will be Year 2000 compliant on a timely basis, or that Wabash Foods' results of operations will not be adversely affected by the failure of systems operated by third parties to properly operate in the year 2000.

     Wabash Foods has not completed the development of contingency plans in the event that its internal systems or those of third parties fail to operate in compliance with the Year 2000 date change. Wabash Foods expects to complete development of its contingency plans and begin implementation, if required, by November 30, 1999.

POORE BROTHERS, INC. FINANCIAL STATEMENTS

     Historical audited financial information of the Company for the fiscal year ended December 31, 1998 is incorporated herein by reference to the Company's Annual Report to Shareholders, which accompanies this Proxy Statement. Historical unaudited financial information of the Company for the three-month periods ended March 31, 1999 and June 30, 1999 is annexed hereto as Exhibits B and C, respectively.

WABASH FOODS, LLC FINANCIAL STATEMENTS

     Historical audited financial information of Wabash Foods for the fiscal year ended December 31, 1998 and historical unaudited financial information of Wabash Foods for the six-month period ended June 30, 1999 are annexed hereto as Exhibit H.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE ACQUISITION BY THE COMPANY OF WABASH FOODS, LLC, A DELAWARE LIMITED LIABILITY COMPANY, AND, IN CONNECTION THEREWITH, THE ISSUANCE BY THE COMPANY OF
(i) 4,400,000 SHARES OF COMMON STOCK, $.01 PAR VALUE, AND (ii) THE WARRANT TO PURCHASE 400,000 SHARES OF COMMON STOCK.

                                   * * * * * *

                                   PROPOSAL 4

   APPROVAL OF AMENDMENT OF THE POORE BROTHERS, INC. 1995 STOCK OPTION PLAN TO
      INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE
        THEREUNDER BY 500,000 SHARES, FROM 1,500,000 TO 2,000,000 SHARES

     In May 1995,  the  Board of  Directors  of the  Company  adopted  the Poore
Brothers, Inc. 1995 Stock Option Plan (the "Stock Option Plan"), which was subsequently approved by the Company's shareholders. The Stock Option Plan permits the grant of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as non-qualified stock options. The Stock Option Plan originally provided for the issuance of options to purchase up to 300,000 shares of Common Stock. The Stock Option Plan was amended, effective August 30, 1996, pursuant to which the number of shares of Common Stock reserved for issuance thereunder was increased to 1,000,000 shares, and then amended again effective March 24, 1997, pursuant to which the number of shares of Common Stock reserved for issuance thereunder was increased to 1,500,000 shares. As of August 31, 1999, options to purchase an aggregate of 1,147,350 shares of Common Stock were granted and outstanding under the Stock Option Plan and a total of 212,317 shares of Common Stock remained available for future grants under the Stock Option Plan. In order to provide for sufficient shares of Common Stock for future grants, the Board of Directors has amended the Stock Option Plan, subject to shareholder approval, to provide that the number of shares of Common Stock reserved for issuance under the Stock Option Plan be increased by 500,000 shares, from 1,500,000 to 2,000,000 shares. The Stock Option Plan, as so amended, is hereby submitted to shareholders of the Company for approval.

     A general description of the basic features of the Stock Option Plan is set forth below. Such description is qualified in its entirety by reference to the full text of the Stock Option Plan, a copy of which may be obtained without charge upon written request to: Secretary, Poore Brothers, Inc., 3500 South La Cometa Drive, Goodyear, Arizona 85338.

PURPOSE

     The purpose of the Stock Option Plan is to provide incentives that will attract and retain highly competent persons as Directors, officers and key employees of the Company and its subsidiaries by providing them with opportunities to acquire shares of Common Stock.

ADMINISTRATION

     The Stock Option Plan is administered by the Board of Directors or a committee appointed by the Board of Directors (a "Stock Option Committee"), which determines the persons to whom options are granted, and the number and terms of the options, including the exercise price. The Stock Option Plan is currently being administered by the Board of Directors and no Stock Option Committee has been appointed to date.

ELIGIBILITY; GRANT OF AWARDS

     Pursuant to the Stock Option Plan, directors, officers and key employees of the Company or its subsidiaries who have been selected by the Board of Directors or the Stock Option Committee as participants are eligible to receive grants of stock options under the Stock Option Plan. The Company and its subsidiaries currently have approximately 100 persons who are so eligible (comprising all employees and directors).

     All options granted under the Stock Option Plan are evidenced by written option agreements between the option holders and the Company. Option holders have no voting, dividend, or other rights of shareholders with respect to shares of Common Stock covered by their options prior to exercising such options and becoming the holders of record of shares of Common Stock. No options may be exercisable earlier than six months after the date of grant and no options may have a term longer than ten years. An option holder's options are subject to early termination in the event that the holder ceases to be an employee or director of the Company, as the case may be, or in the event of the holder's death. Certain outstanding options provide for full vesting upon a change of control of the Company. With respect to future option grants, the Board of Directors and the Stock Option Committee retain the right to provide for full vesting upon a change of control of the Company.

     The Stock Option Plan authorizes the grant of both incentive stock options ("ISOs") within the meaning of Section 422 of the Code and non-qualified stock options ("NQSOs"); provided, however, that ISOs may only be granted to participants who are employees of the Company on the date of grant. The exercise price of the stock options will be determined by the Board of Directors or the Stock Option Committee when the stock options are granted, subject to a minimum price (i) in the case of ISOs of 100% of the fair market value of the Common Stock at the time of the grant and (ii) in the case of NQSOs of 85% of the fair market value of the Common Stock at the time of the grant, each as determined in accordance with the Stock Option Plan. Payment for shares of Common Stock acquired pursuant to a stock option granted under the Stock Option Plan is to be made in cash. Payment may also be made by any other method established by the Board of Directors or the Stock Option Committee including, without limitation, the tendering of previously owned shares of Common Stock.

SHARES AVAILABLE; NONTRANSFERABILITY OF STOCK OPTIONS

     A total of 1,500,000 shares of Common Stock are currently reserved for issuance under the Stock Option Plan. If the amendment to increase the number of shares reserved for issuance under the Stock Option Plan is approved by the shareholders, the number of shares of Common Stock reserved for issuance under the Stock Option Plan will be increased by 500,000 shares to 2,000,000 shares. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Stock Option Plan. Generally, no award or any right or interest therein is assignable or transferable.

EFFECT OF REORGANIZATION, MERGER, ETC.

     Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted by the Board of Directors or the Stock Option Committee in the event of a change in the number of issued and outstanding shares of Common Stock without new consideration to the Company
(such as by stock dividend, stock split, recapitalization, reorganization, exchange of shares, liquidation, combination or other changes in corporate structure affecting the Common Stock). In any such event, the exercise price of such options shall be adjusted so that the net value of the options, as adjusted, shall not be changed.

     In the case of any sale of assets, merger, consolidation, combination or other corporate reorganization or restructuring of the Company with or into another corporation that results in the outstanding Common Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof, any participant to whom a stock option has been granted will have the right upon exercise of the option in whole or in part, to receive the Acquisition Consideration (as defined below) receivable upon consummation of the transaction by a holder of the number of shares of Common Stock which might have been obtained upon exercise of the stock option or portion thereof, as the case may be, immediately prior to the Acquisition. The term "Acquisition Consideration" means the kind and amount of securities, cash or other property or any combination thereof receivable in respect of one share of Common Stock upon consummation of the transaction. In the case of any other merger, consolidation, sale of assets, acquisition of property or stock, recapitalization or similar occurrence resulting in changes in the Common Stock, the Board of Directors or the Stock Option Committee may authorize the issuance, continuation or assumption or stock options or provide for other equitable adjustments as it shall deem equitable and appropriate.

DURATION, AMENDMENT AND TERMINATION OF THE STOCK OPTION PLAN

     No stock option may be granted by the Company under the Stock Option Plan more than ten (10) years after the date of its approval by the Company's shareholders. The Board of Directors may amend or terminate the Stock Option Plan at any time. However, no such action shall reduce the amount of any existing stock option or change the terms and conditions thereof, without the holder's consent. In addition, no amendment of the Stock Option Plan shall, without the approval of the shareholders, (i) materially increase the total number of shares of Common Stock which may be issued under the Stock Option Plan; (ii) materially increase the amount or type of stock options that may be granted under the Stock Option Plan; (iii) materially modify the requirements as to eligibility for stock options under the Stock Option Plan; (iv) result in any member of the Stock Option Committee, if applicable, losing his status as a disinterested person under Securities and Exchange Commission Rule 16b-3 under the Securities Exchange Act of 1934, as amended; or (v) extend the term of the Stock Option Plan.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     The following is intended only as a general guide as to certain federal income tax consequences under current law for participants in the Stock Option Plan and does not attempt to describe all potential tax consequences. Furthermore, tax consequences are subject to change and a taxpayer's particular situation may be such that some variation of the described rules is applicable. Accordingly, each participant has been advised to consult his or her own tax advisor with respect to the tax consequences of participating in the Stock Option Plan.

     No tax obligation will arise for the optionee or the Company upon the granting of either ISOs or NQSOs under the Stock Option Plan. Upon exercise of a NQSO, an optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value on the date of exercise of the Common Stock acquired over the exercise price of the stock option. The Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee. Any additional gain or loss realized by an optionee on disposition of the Common Stock generally will be capital gain or loss to the optionee and will not result in any additional tax deduction to the Company. Because a NQSO cannot be exercised prior to six months from the date of grant, the taxable event arising from exercise of NQSOs by officers of the Company subject to Section 16(b) of the Exchange Act occurs on the date the stock option is exercised. The income recognized at the end of any deferred period will include any appreciation in the value of the Common Stock during that period, and the capital gain holding period of the Common Stock for purposes of obtaining long-term capital gain treatment will not begin until the completion of such period.

     Upon the exercise of an ISO, an optionee recognizes no immediate taxable income. The tax cost is deferred until the optionee ultimately sells the underlying shares of Common Stock. If the optionee does not dispose of the option shares within two years from the date the stock option was granted and within one year after the exercise of the stock option ("holding periods"), and the option is exercised no later than three months after the termination of the optionee's employment, the gain on the sale will be treated as a long-term capital gain. Subject to the limitations in the Stock Option Plan, certain of these holding periods and employment requirements are liberalized in the event of the optionee's death or disability while employed with the Company. The Company is not entitled to any tax deduction, except that if the stock is disposed of prior to satisfying the holding periods described above, the gain on the sale of such Common Stock equal to the lesser of (i) the fair market value of the Common Stock on the date of exercise minus the option price or (ii) the amount realized on disposition minus the option price will be taxed to the optionee as ordinary income and the Company will be entitled to a deduction in the same amount. Any additional gain or loss recognized by an optionee upon disposition of shares prior to the expiration of the holding period outlined above generally will be capital gain or loss to the optionee and will not result in any additional tax deduction to the Company. The "spread" between the fair market value of the option stock and option price upon exercise of an ISO is an item of adjustment used in the computation of the "alternative minimum tax" of the optionee under the Code. The tax benefits which might otherwise accrue to an optionee may be affected by the imposition of such tax if applicable in the optionee's individual circumstances.

AWARDS UNDER THE STOCK OPTION PLAN

     The following table presents information with respect to the dollar value and the number of awards outstanding as of August 27, 1999 under the Stock Option Plan:

                                                                            NUMBER OF
                                                                      SHARES OF COMMON STOCK
                                                      VALUE OF STOCK     UNDERLYING STOCK
                           PARTICIPANT                 OPTIONS (1)        OPTIONS GRANTED
                           -----------                 -----------        ---------------
     Eric J. Kufel...................................    $15,469             440,000
     Glen E. Flook...................................       9,453            160,000
     Thomas W. Freeze................................      12,031            225,000
     All current executive officers, as a group......      36,953            848,000
     All current directors who are not executive
     officers, as a group............................       5,938             95,000 (2)

     All employees, including all current officers
     who are not executive officers, as a group......       2,306             59,350

----------
(1) The difference between the aggregate option exercise price and the market value of the underlying shares at August 27, 1999 ($1.1875 per share, representing the last sale price on such date).

(2) In addition to the grants of stock options under the Stock Option Plan, Mark S. Howells, a Director of the Company, has been granted Non-Plan Options (as defined below) to purchase (i) 275,000 shares of Common Stock at an exercise price of $1.082 per share, (ii) 100,000 shares of Common Stock at an exercise price of $1.25 per share and (iii) 10,000 shares of Common Stock at an exercise price of $3.50 per share.

NEW PLAN BENEFITS

     Because the Stock Option Plan is a discretionary plan, it is not possible to determine what awards the Board of Directors or the Stock Option Committee will grant under the Stock Option Plan in the future.

STOCK OPTIONS GRANTED OUTSIDE OF THE STOCK OPTION PLAN

     In addition to stock options granted under the Stock Option Plan, the Company has granted stock options to Mr. Howells and certain former Directors which do not fall under the Stock Option Plan ("Non-Plan Options"). As of August 27, 1999, Non-Plan Options to purchase 820,000 shares of Common Stock were outstanding, with an average exercise price of $1.18 per share. The Non-Plan Options vested on their respective dates of grant, expire ten years from the date of grant and do not terminate if such persons cease to be Directors of the Company.

APPROVAL OF THE AMENDMENT TO THE STOCK OPTION PLAN

     Assuming the presence of a quorum, the proposal to approve the above-described amendment to the Stock Option Plan requires the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting. Shares will be voted for or against such approval in accordance with the specifications marked on the proxies applicable thereto, and if no specification is made, will be voted "FOR" approval of the amendment to the Stock Option Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 500,000 SHARES, FROM 1,500,000 TO 2,000,000 SHARES.

                                  * * * * * * *

                       NO APPRAISAL RIGHTS FOR DISSENTERS

     Under Delaware law, holders of the Company's Common Stock will not be entitled to appraisal rights in connection with any of the proposals discussed in this Proxy Statement.

                             INDEPENDENT ACCOUNTANTS

     Representatives of Arthur Andersen LLP, the Company's independent auditors, are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they so desire. In addition, such representatives are expected to be available to respond to appropriate questions from those attending the Annual Meeting.

     On December 30, 1997, the Audit Committee of the Company's Board of Directors voted unanimously to elect Arthur Andersen LLP as the Company's independent auditors and to dismiss Coopers & Lybrand L.L.P., which appointment and dismissal were effective December 30, 1997. During the interim period from January 1, 1997 through December 30, 1997, there were no disagreements between the Company and Coopers & Lybrand L.L.P. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Coopers & Lybrand L.L.P. would have caused it to make a reference to the subject matter of the disagreement in connection with its report. In November 1997, Coopers & Lybrand L.L.P. advised the Company of the need to expand the scope of its upcoming audit, as required by professional standards, to address the ability of the Company to continue as a going concern. Due to the dismissal, no such procedures were performed, nor did Coopers & Lybrand L.L.P make any determination.

     During the interim period from January 1, 1997 through December 30, 1997, the Company did not consult with Arthur Andersen LLP regarding the application of accounting principles to a specific completed or contemplated transaction nor the type of audit opinion that might be rendered on the Company's financial statements.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires that the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations, during the fiscal year ended December 31, 1998, all
Section 16(a) filing requirements applicable to the Company's officers, directors and greater than 10% beneficial owners were complied with, except that Renaissance Capital did not file in a timely manner a report pertaining to its receipt as of February 1998 of a warrant to purchase 25,000 shares of Common Stock. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     The following documents previously filed by the Company with the Commission (Commission File Number 1-14556) under the Exchange Act are incorporated herein by reference in this Proxy Statement: Annual Report on Form 10-KSB for the year ended December 31, 1998 (a copy of which is being mailed to shareholders with this Proxy Statement).

                  SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     Shareholders may submit proposals on matters appropriate for shareholder action at the Company's annual meetings, consistent with regulations adopted by the Commission. Proposals of shareholders intended to be presented at the 2000 Annual Meeting of Shareholders should be submitted by certified mail, return receipt requested, and must be received by the Company at its principal executive offices on or before December 31, 1999, to be eligible for inclusion in the Company's proxy statement relating to that meeting. Proposals should be directed to the attention of Thomas W. Freeze, Poore Brothers, Inc., 3500 South La Cometa Drive, Goodyear, Arizona 85338.

                                 OTHER BUSINESS

     The Board of Directors does not know of any business to be brought before the Annual Meeting other than the matters described in the Notice of Annual Meeting. However, if any other matters are properly presented for action, it is the intention of each person named in the accompanying proxy to vote said proxy in accordance with his judgment on such matters.

     The Company's principal executive offices are located at 3500 South La Cometa Drive, Goodyear, Arizona 85338, and the Company's telephone number is
(623) 932-6200.

                                           By Order of the Board of Directors


                                                       Eric J. Kufel
                                           President and Chief Executive Officer

Goodyear, Arizona
September 10, 1999

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND DESIRE THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                INDEX TO EXHIBITS

A.   Form of Proxy

B.   Quarterly Report on Form 10-QSB for the three-month  period ended March 31,
     1999

C.   Quarterly  Report on Form 10-QSB for the three-month  period ended June 30,
     1999

D. Certificate of Amendment of the Company's Certificate of Incorporation Pertaining to the Increase of the Number of Authorized Shares of Common Stock

E.   Agreement for Purchase and Sale of Limited Liability Company Interests

F.   Registration Rights Agreement

G.   Form of Warrant

H.   Wabash Foods, LLC Financial Statements

                                                                       EXHIBIT A
                                  FORM OF PROXY

                              POORE BROTHERS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           -----------------------------------------------------------

The undersigned hereby appoints Eric J. Kufel and Thomas W. Freeze, and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of common stock, par value $.01 per share, of Poore Brothers, Inc. (the "Company") held of record by the undersigned on August 27, 1999, at an Annual Meeting of Shareholders of the Company to be held on October 6, 1999 or any adjournments or postponements thereof (the "Annual Meeting"), on the matters set forth on the reverse side of this Proxy, and, in their discretion, upon all matters incident to the conduct of the Annual Meeting and upon such other matters as may properly be brought before the Annual Meeting. This proxy revokes all prior proxies given by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF PROPOSALS 1, 2, 3 AND 4.

                           (CONTINUED ON REVERSE SIDE)

                      PLEASE DATE, SIGN AND MAIL YOUR PROXY
                         CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                              POORE BROTHERS, INC.

                                 OCTOBER 6, 1999
                                 ---------------

1.   Election of Directors

     FOR all nominees listed below:
     WITHHELD all nominees listed below:

     Nominees: Thomas W. Freeze, Richard E. Goodspeed, Mark S. Howells, Eric J.
               Kufel, James W. Myers, Robert C. Pearson, Aaron M. Shenkman
     FOR, except vote withheld from the following nominee(s).

         ----------------------------------------------

2. Proposal to approve an amendment to the Certificate of Incorporation, as amended, of Poore Brothers, Inc. (the "Company") to increase the number of authorized shares of Common Stock, par value $.01 per share, by 35,000,000 shares, from 15,000,000 to 50,000,000.

         FOR             AGAINST             ABSTAIN

3. Proposal to approve the acquisition by the Company of Wabash Foods, LLC, a Delaware limited liability company, and, in connection therewith, the issuance by the Company of (i) 4,400,000 shares of Common Stock, par value $.01 per share, and (ii) a warrant to purchase 400,000 shares of Common Stock.

         FOR             AGAINST             ABSTAIN

4. Proposal to approve an amendment to the Poore Brothers, Inc. 1995 Stock Option Plan to increase the number of shares of Common Stock, par value $.01 per share, reserved for issuance thereunder by 500,000 shares from 1,500,000 to 2,000,000 shares.

         FOR             AGAINST             ABSTAIN

5. TO CONSIDER AND ACT UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.

                     PLEASE MARK BOXES IN BLUE OR BLACK INK.

    YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD
                     PROMPTLY USING THE ENCLOSED ENVELOPE.


________________      ___________________    (By) ______________________    (Date)_____________, 1999
Name (please print)   Name of Corporation               Signature
                      (if applicable)

NOTE: Please sign exactly as name appears on stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partner, please sign in partnership name by authorized person.

                                                                       EXHIBIT B


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-QSB

(Mark One)
[X] Quarterly Report under Section 13 or 15(d) of the Securities Exchange Act of 1934 For the quarterly period ended March 31, 1999

                                       OR

[ ] Transition Report under Section 13 or 15(d) of the Securities Exchange Act of 1934 For the transition period from ___________ to ____________


                         Commission File Number 1-14556


                              POORE BROTHERS, INC.
        -----------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)


          Delaware                                               86-0786101
-------------------------------                              -------------------
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)


                3500 S. La Cometa Drive, Goodyear, Arizona 85338
                ------------------------------------------------
                    (Address of principal executive offices)


                                 (602) 932-6200
                           ---------------------------
                           (Issuer's telephone number)

Check  whether the  Registrant:  (1) filed all  reports  required to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes [X]  No [ ]

As of March 31, 1999, the number of issued and outstanding shares of common stock of the Registrant was 7,832,997.

Transitional Small Business Disclosure Format (check one): Yes [ ]  No [X]

                                TABLE OF CONTENTS

PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

        Consolidated balance sheets as of March 31, 1999 and
          December 31, 1998................................................... 3

        Consolidated statements of operations for the three
          months ended March 31, 1999 and 1998................................ 4

        Consolidated statements of cash flows for the three
          months ended March 31, 1999 and 1998 ............................... 5

        Notes to consolidated financial statements............................ 6

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS AND
        FINANCIAL CONDITION................................................... 9


PART II. OTHER INFORMATION

ITEM 1.  LEGAL PROCEEDINGS................................................... 11

ITEM 2.  CHANGES IN SECURITIES AND USE OF PROCEEDS........................... 11

ITEM 3.  DEFAULTS UPON SENIOR SECURITIES..................................... 11

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS................. 11

ITEM 5.  OTHER INFORMATION................................................... 11

ITEM 6.  EXHIBITS AND REPORTS ON FORM 8-K.................................... 12

PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

                      POORE BROTHERS, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                                                     MARCH 31,      DECEMBER 31,
                                                       1999             1998
                                                   ------------    -------------
ASSETS (unaudited)
Current assets:
   Cash and cash equivalents                       $    154,843    $    270,295
   Accounts receivable, net of allowance of
     $34,000 in 1999 and $24,000 in 1998              1,580,126       1,712,955
   Inventories                                          426,923         465,038
   Other current assets                                 234,456         281,994
                                                   ------------    ------------
     Total current assets                             2,396,348       2,730,282

Property and equipment, net                           6,195,073       6,270,374
Intangible assets, net                                3,593,276       3,723,906
Other assets                                            203,695         214,327
                                                   ------------    ------------
     Total assets                                  $ 12,388,392    $ 12,938,889
                                                   ============    ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                $    660,250    $    870,204
   Accrued liabilities                                  426,000         439,404
   Current portion of long-term debt                    703,933         652,519
                                                   ------------    ------------
      Total current liabilities                       1,790,183       1,962,127

Long-term debt, less current portion                  5,683,937       5,720,247
                                                   ------------    ------------
     Total liabilities                                7,474,120       7,682,374
                                                   ------------    ------------

Shareholders' equity:
   Preferred stock, $100 par value; 50,000 shares
     authorized; No shares issued or outstanding
     in 1999 and 1998                                        --              --
   Common stock, $.01 par value; 15,000,000 shares
     authorized; 7,832,997 shares issued and
     outstanding in 1999 and 1998                        78,329          78,329
   Additional paid-in capital                        11,514,210      11,514,210
   Accumulated deficit                               (6,678,267)     (6,336,024)
                                                   ------------    ------------
     Total shareholders' equity                       4,914,272       5,256,515
                                                   ------------    ------------
     Total liabilities and shareholders' equity    $ 12,388,392    $ 12,938,889
                                                   ============    ============

              The accompanying notes are an integral part of these
                       consolidated financial statements.

                      POORE BROTHERS, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS


                                                    THREE MONTHS ENDED MARCH 31,
                                                    ----------------------------
                                                         1999           1998
                                                      -----------   ------------
                                                      (unaudited)   (unaudited)

Net sales ..........................................  $ 3,690,858   $ 3,196,764

Cost of sales ......................................    2,928,941     2,372,885
                                                      -----------   -----------

  Gross profit .....................................      761,917       823,879

Selling, general and administrative expenses .......      879,031       935,844
                                                      -----------   -----------

  Operating loss ...................................     (117,114)     (111,965)
                                                      -----------   -----------

Interest income ....................................        5,806        13,495

Interest expense ...................................     (159,304)     (137,092)
                                                      -----------   -----------
                                                         (153,498)     (123,597)
                                                      -----------   -----------
  Loss before cumulative effect of a change in
    accounting principle ...........................     (270,612)     (235,562)

Cumulative effect of a change in accounting
  principle ........................................      (71,631)           --
                                                      -----------   -----------

  Net loss .........................................  $  (342,243)  $  (235,562)
                                                      ===========   ===========
Loss per common share:
  Basic-
    Loss before cumulative effect of a change
      in accounting principle ......................  $     (0.03)  $     (0.03)
    Cumulative effect of a change in accounting
      principle ....................................        (0.01)           --
                                                      -----------   -----------
        Net loss ...................................  $     (0.04)  $     (0.03)
                                                      ===========   ===========
    Diluted-
      Loss before cumulative effect of a change in
        accounting principle .......................  $     (0.03)  $     (0.03)
      Cumulative effect of a change in accounting
        principle ..................................        (0.01)           --
                                                      -----------   -----------
      Net loss .....................................  $     (0.04)  $     (0.03)
                                                      ===========   ===========
Weighted average number of common shares:
    Basic ..........................................    7,832,997     7,058,946
                                                      ===========   ===========
    Diluted ........................................    7,832,997     7,058,946
                                                      ===========   ===========

                 The accompanying notes are an integral part of
                    these consolidated financial statements.

                      POORE BROTHERS, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                    THREE MONTHS ENDED MARCH 31,
                                                    ----------------------------
                                                        1999            1998
                                                     -----------    ------------
                                                     (unaudited)     (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss .........................................  $(342,243)    $  (235,562)
  Adjustments to reconcile net loss to net cash
    used in operating activities:
    Cumulative effect of a change in accounting
      principle ....................................     71,631              --
    Depreciation ...................................    147,737         142,052
    Amortization ...................................    111,530          57,991
    Bad debt expense ...............................     12,000          50,000
  Change in operating assets and liabilities:
    Accounts receivable ............................    120,828        (157,014)
    Inventories ....................................     38,116          38,196
    Other assets and liabilities ...................      8,139          16,463
    Accounts payable and accrued liabilities .......   (223,357)       (236,426)
                                                      ---------     -----------
   Net cash used in operating activities ...........    (55,619)       (324,300)
                                                      ---------     -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment ...............    (72,437)        (31,142)
                                                      ---------     -----------
    Net cash used in investing activities ..........    (72,437)        (31,142)
                                                      ---------     -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from issuance of common stock ...........         --          81,116
  Payments made on long-term debt ..................   (154,646)       (232,585)
  Net increase in working capital line of credit ...    167,250          17,955
                                                      ---------     -----------
    Net cash (used in) provided by financing
      activities ...................................     12,604        (133,514)
                                                      ---------     -----------
Net (decrease) in cash and cash equivalents ........   (115,452)       (488,956)
Cash and cash equivalents at beginning of period ...    270,295       1,622,751
                                                      ---------     -----------
Cash and cash equivalents at end of period .........  $ 154,843     $ 1,133,795
                                                      =========     ===========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during the three months for interest ...  $ 112,780     $   133,710

                 The accompanying notes are an integral part of
                    these consolidated financial statements.

                      POORE BROTHERS, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     GENERAL

     Poore Brothers, Inc. (the "Company"), a Delaware corporation, was organized in February 1995 as a holding company and on May 31, 1995 acquired substantially all of the equity of Poore Brothers Southeast, Inc. ("PB Southeast") in an exchange transaction. The exchange transaction with PB Southeast was accounted for similar to a pooling-of interests since both entities had common ownership and control immediately prior to the transaction. During 1997, the Company sold its Houston, Texas distribution business and closed its PB Southeast manufacturing operation. In November 1998, the Company acquired the business and certain assets (including the Bob's Texas StyleTM potato chips brand) of Tejas Snacks, L.P. ("Tejas"), a Texas-based potato chip manufacturer.

     The Company is engaged in the production, marketing and distribution of salty snack food products that are sold primarily throughout the southwestern United States. The Company manufactures and sells its own brands of batch-cooked potato chips under the Poore Brothers(R) and Bob's Texas StyleTM brand names, manufactures private label potato chips for grocery store chains, and distributes and merchandises snack food products that are manufactured by others.

     BASIS OF PRESENTATION

     The consolidated financial statements include the accounts of Poore Brothers, Inc. and all of its wholly owned subsidiaries. All significant intercompany amounts and transactions have been eliminated. The financial statements have been prepared in accordance with the instructions for Form 10-QSB and, therefore, do not include all the information and footnotes required by generally accepted accounting principles. In the opinion of management, the consolidated financial statements include all adjustments, consisting only of normal recurring adjustments, necessary in order to make the consolidated financial statements not misleading. A description of the Company's accounting policies and other financial information is included in the audited financial statements filed with the Form 10-KSB for the fiscal year ended December 31, 1998. The results of operations for the three months ended March 31, 1999 are not necessarily indicative of the results expected for the full year.

     CHANGE IN ACCOUNTING PRINCIPLE

     In accordance with Statement of Position 98-5, REPORTING ON THE COSTS OF START-UP ACTIVITIES, effective January 1, 1999, the Company was required to change its accounting principle for organization costs. Previously, the Company capitalized such costs and amortized them using the straight-line method over five years. At December 31, 1998, such costs totaled $257,051 and the accumulated amortization totaled $185,420. In the first quarter of 1999, the Company wrote-off the remaining $71,631 and will expense as incurred any future organization costs. The write-off has been reflected in the Consolidated Statement of Operations for the three months ended March 31, 1999 as the "Cumulative effect on prior years (to December 31, 1998) of expensing organization costs" in accordance with APB No. 20.

     LOSS PER SHARE

     Basic earnings per common share is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding during the period. Exercises of outstanding stock options or warrants and conversion of convertible debentures were not assumed to be exercised for purposes of calculating diluted earning per share for the three months ended March 31, 1999 and 1998, as their effect was anti-dilutive.

2. LONG-TERM DEBT

     At March 31, 1999, the Company had outstanding 9% Convertible Debentures due July 1, 2002 (the "9% Convertible Debentures") in the principal amount of $2,229,114. The 9% Convertible Debentures are secured by land, buildings, equipment and intangibles. Interest on the 9% Convertible Debentures is paid by the Company on a monthly basis. Monthly principal payments of approximately $20,000 are required to be made by the Company beginning in November 1999 through June 2002. For the period November 1, 1998 through October 31, 1999,
Renaissance Capital (the holder of $1,718,094 principal amount of the 9% Convertible Debentures) agreed to waive all mandatory principal redemption payments and accepted 183,263 unregistered shares of Common Stock in lieu of $154,628 cash interest payments.

     The Convertible Debenture Loan Agreement contains covenants requiring the maintenance of certain financial ratios including an interest coverage ratio of 1:1, minimum working capital of $500,000, a current ratio of 1.1:1 and a minimum of $4,500,000 shareholders' equity. At March 31, 1999, the Company was in compliance with all of the financial ratio requirements. The holders of the 9% Convertible Debentures had previously granted the Company a waiver effective through June 30, 1999 for the interest coverage ratio. In the event of default, the holders of the 9% Convertible Debentures have the right, upon written notice and after a thirty-day period during which such default may be cured, to demand immediate payment of the then unpaid principal and accrued but unpaid interest under the 9% Convertible Debentures. Management believes that the achievement of the Company's plans and objectives will enable the Company to attain a sufficient level of profitability to remain in compliance with the financial ratios. There can be no assurance, however, that the Company will attain any such profitability and remain in compliance with the financial ratios. Any acceleration under the 9% Convertible Debentures prior to their maturity on July 1, 2002 could have a material adverse effect upon the Company.

     On November 4, 1998, the Company signed a new $2.5 million Credit Agreement with Wells Fargo Business Credit, Inc. (hereinafter "Wells Fargo" and formerly Norwest Business Credit, Inc.) which includes a $2.0 million working capital line of credit (the "Wells Fargo Line of Credit") and a $0.5 million term loan (the "Wells Fargo Term Loan"). The outstanding balance on the Wells Fargo Line of Credit was $1,014,263 and $847,013 at March 31, 1999 and December 31, 1998,
respectively. The Wells Fargo Line of Credit bears interest at an annual rate of prime plus 1.5% and matures in November 2001 while the Wells Fargo Term Loan bears interest at an annual rate of prime plus 3% and requires monthly principal payments of approximately $28,000, plus interest, until maturity on May 1, 2000. The Wells Fargo Credit Agreement is secured by accounts receivable, inventories, equipment and general intangibles. The borrowing base under the Wells Fargo Line of Credit is limited to 85% of eligible receivables and 60% of eligible inventories. As of April 16, 1999, the Company had a borrowing base of approximately $1,340,000 under the Wells Fargo Line of Credit. The Wells Fargo Credit Agreement requires the Company to be in compliance with certain financial performance criteria, including minimum debt service coverage ratio, minimum quarterly and annual operating results and minimum quarterly and annual changes in book net worth. At March 31, 1999, the Company was in compliance with all of the financial performance criteria. Management believes that the fulfillment of the Company's plans and objectives will enable the Company to attain a sufficient level of profitability to remain in compliance with these financial performance criteria. There can be no assurance, however, that the Company will attain any such profitability and remain in compliance. Any acceleration under the Wells Fargo Credit Agreement prior to the scheduled maturity of the Wells Fargo Line of Credit or the Wells Fargo Term Loan could have a material adverse effect upon the Company.

3. LITIGATION

     The Company is a party to various lawsuits arising in the ordinary course of business. Management believes, based on discussions with legal counsel, that the resolution of such lawsuits will not have a material effect on the financial statements taken as a whole.

4. BUSINESS SEGMENTS

     The Company's operations consist of two segments: manufactured products and distributed products. The manufactured products segment produces potato chips for sale primarily to snack food distributors. The distributed products segment sells snack food products manufactured by other companies to the Company's Arizona snack food distributors and also merchandises in Texas for a fee, but does not purchase and resell, snack food products for manufacturers. The Company's reportable segments offer different products and services. All of the Company's revenues are attributable to external customers in the United States and all of its assets are located in the United States. The Company does not allocate assets based on its reportable segments.

     The accounting policies of the segments are the same as those described in the Summary of Accounting Policies included in Note 1 to the audited financial statements filed with the Form 10-KSB for the fiscal year ended December 31, 1998. The Company does not allocate selling, general and administrative expenses, income taxes or unusual items to segments and has no significant non-cash items other than depreciation and amortization.

                                         MANUFACTURED   DISTRIBUTED
                                           PRODUCTS      PRODUCTS   CONSOLIDATED
                                           --------      --------   ------------
1999
     Revenues from external customers ..  $2,593,113   $1,097,745    $3,690,858
     Depreciation and amortization in
       segment gross profit ............     185,568           --       185,568
     Segment gross profit ..............     689,246       72,671       761,917

1998
     Revenues from external customers ..  $2,630,756   $  566,008    $3,196,764
     Depreciation and amortization in
       segment gross profit ............     141,982           --       141,982
     Segment gross profit ..............     787,019       36,860       823,879

The following table reconciles reportable segment profit to the Company's consolidated loss before income taxes and cumulative effect of change in accounting principle.

                                                          1999          1998
                                                        ---------     ---------
Consolidated segment gross profit ..................    $ 761,917     $ 823,879
Unallocated amounts:
  Selling, general and administrative expenses .....      879,031       935,844
  Interest expense, net ............................      153,498       123,597
                                                        ---------     ---------
Loss before income taxes and cumulative effect of
  change in accounting principle ...................    $(270,612)    $(235,562)
                                                        =========     =========

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     RESULTS OF OPERATIONS

     THREE MONTHS ENDED MARCH 31, 1999 COMPARED TO THE THREE MONTHS ENDED MARCH 31, 1998

     Net sales for the three months ended March 31, 1999 were $3,690,858, up $494,094, or 15%, from $3,196,764 for the three months ended March 31, 1998. Sales of products manufactured by the Company accounted for 70% and 82% of total net sales in 1999 and 1998, respectively, while revenues from distributed products accounted for 30% and 18% in 1999 and 1998, respectively. Sales of branded and private label manufactured products were generally flat, while revenues from the distribution and merchandising of products manufactured by others increased $531,737, or 94%. The majority of this increase, $297,401, was from the Texas merchandising operation, acquired by the Company in November 1998 in connection with the Tejas acquisition. The remainder of the increase was due to increased sales of distributed product lines.

     Gross profit for the three months ended March 31, 1999, was $761,917, or 21% of net sales, as compared to $823,879, or 26% of net sales, for the three months ended March 31, 1998. The decrease in gross profit of manufactured products from $787,019, or 30% of net sales, to $689,246, or 27% of net sales, was primarily the result of higher potato and oil costs versus a year ago. The gross profit of distributed products increased from $36,860 to $72,671 reflecting the impact of higher revenues.

     Selling, general and administrative expenses decreased to $879,031 for the three months ended March 31, 1999 from $935,844 for the same period in 1998. The decrease of $56,813, or 6%, compared to the first quarter of 1998, was principally due to lower bad debt expense and promotional spending.

     Net interest expense increased to $153,498 for the three months ended March 31, 1999 from $123,597 for the three months ended March 31, 1998. This increase was due to lower interest income on investments of $7,689 and increased interest expense of $22,212 on indebtedness related to the Tejas acquisition.

     The cumulative effect of a change in accounting principle resulted in a $71,631 charge and was related to the Company's expensing of previously capitalized organization costs in accordance with Statement of Position 98-5, REPORTING ON THE COSTS OF START-UP ACTIVITIES."

     LIQUIDITY AND CAPITAL RESOURCES

     Net working capital was $606,165 (a current ratio of 1.3:1) and $768,155 (a current ratio of 1.4:1) at March 31, 1999 and December 31, 1998, respectively. The $161,990 decrease in working capital was primarily attributable to the Company's use of cash for operating and investing activities. For the three months ended March 31, 1999, the Company used $55,619 for operating activities, principally to reduce payables, and invested $72,437 in new equipment.

     At March 31, 1999, the Company had outstanding 9% Convertible Debentures due July 1, 2002 (the "9% Convertible Debentures") in the principal amount of $2,229,114. The 9% Convertible Debentures are secured by land, buildings, equipment and intangibles. Interest on the 9% Convertible Debentures is paid by the Company on a monthly basis. Monthly principal payments of approximately $20,000 are required to be made by the Company beginning in November 1999 through June 2002. For the period November 1, 1998 through October 31, 1999,
Renaissance Capital (the holder of $1,718,094 principal amount of the 9% Convertible Debentures) agreed to waive all mandatory principal redemption payments and accepted 183,263 unregistered shares of Common Stock in lieu of $154,628 cash interest payments.

     The Convertible Debenture Loan Agreement contains covenants requiring the maintenance of certain financial ratios including an interest coverage ratio of 1:1, minimum working capital of $500,000, a current ratio of 1.1:1 and a minimum of $4,500,000 shareholders' equity. At March 31, 1999, the Company was in compliance with all of the financial ratio requirements. The holders of the 9% Convertible Debentures had previously granted the Company a waiver effective through June 30, 1999 for the interest coverage ratio. In the event of default, the holders of the 9% Convertible Debentures have the right, upon written notice and after a thirty-day period during which such default may be cured, to demand immediate payment of the then unpaid principal and accrued but unpaid interest under the 9% Convertible Debentures. Management believes that the achievement of the Company's plans and objectives will enable the Company to attain a sufficient level of profitability to remain in compliance with the financial ratios. There can be no assurance, however, that the Company will attain any such profitability and remain in compliance with the financial ratios. Any acceleration under the 9% Convertible Debentures prior to their maturity on July 1, 2002 could have a material adverse effect upon the Company.

     On November 4, 1998, the Company signed a new $2.5 million Credit Agreement with Wells Fargo Business Credit, Inc. (hereinafter "Wells Fargo" and formerly Norwest Business Credit, Inc.) which includes a $2.0 million working capital line of credit (the "Wells Fargo Line of Credit") and a $0.5 million term loan (the "Wells Fargo Term Loan"). The balance outstanding was $1,014,263 and $847,013 at March 31, 1999 and December 31, 1998, respectively. The Wells Fargo Line of Credit bears interest at an annual rate of prime plus 1.5% and matures in November 2001 while the Wells Fargo Term Loan bears interest at an annual rate of prime plus 3% and requires monthly principal payments of approximately $28,000, plus interest, until maturity on May 1, 2000. The Wells Fargo Credit Agreement is secured by accounts receivable, inventories, equipment and general intangibles. The borrowing base under the Wells Fargo Line of Credit is limited to 85% of eligible receivables and 60% of eligible inventories. As of April 16, 1999, the Company had a borrowing base of approximately $1,340,000 under the Wells Fargo Line of Credit. The Wells Fargo Credit Agreement requires the Company to be in compliance with certain financial performance criteria, including minimum debt service coverage ratio, minimum quarterly and annual operating results and minimum quarterly and annual changes in book net worth. At March 31, 1999, the Company was in compliance with all of the financial performance criteria. Management believes that the fulfillment of the Company's plans and objectives will enable the Company to attain a sufficient level of profitability to remain in compliance with these financial performance criteria. There can be no assurance, however, that the Company will attain any such profitability and remain in compliance. Any acceleration under the Wells Fargo Credit Agreement prior to the scheduled maturity of the Wells Fargo Line of Credit or the Wells Fargo Term Loan could have a material adverse effect upon the Company.

     In connection with the implementation of the Company's business strategy, the Company may incur additional operating losses in the future and is likely to require future debt or equity financings (particularly in connection with future strategic acquisitions). Expenditures relating to acquisition-related integration costs, market and territory expansion and new product development may adversely affect selling, general and administrative expenses and consequently may adversely affect operating and net income. These types of expenditures are expensed for accounting purposes as incurred, while sales generated from the result of such expansion may benefit future periods. As a result of the 1997 restructuring actions and the 1998 Tejas acquisition, management believes that the Company will generate positive cash flow from operations in 1999, which along with its existing working capital and borrowing facilities, should enable the Company to meet its operating cash requirements through 1999. The belief is based on current operating plans and certain assumptions, including those relating to the Company's future revenue levels and expenditures, industry and general economic conditions and other conditions. If any of these factors change, the Company may require future debt or equity financings to meet its business requirements. There can be no assurance that any required financings will be available or, if available, on terms attractive to the Company.

                           FORWARD LOOKING STATEMENTS

     WHEN USED IN THIS FORM 10-QSB AND IN FUTURE FILINGS BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"), THE WORDS OR PHRASES "WILL LIKELY RESULT," "THE COMPANY EXPECTS," "WILL CONTINUE," "IS ANTICIPATED," "ESTIMATED," "PROJECT," OR "OUTLOOK," OR SIMILAR WORDS OR EXPRESSIONS, ARE INTENDED TO IDENTIFY "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE COMPANY WISHES TO CAUTION READERS NOT TO PLACE UNDUE RELIANCE ON ANY SUCH FORWARD-LOOKING STATEMENTS, EACH OF WHICH SPEAKS ONLY AS OF THE DATE MADE. SUCH STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM HISTORICAL EARNINGS AND THOSE PRESENTLY ANTICIPATED OR PROJECTED. IN LIGHT OF SUCH RISKS AND UNCERTAINTIES, THERE CAN BE NO ASSURANCE THAT FORWARD-LOOKING INFORMATION CONTAINED IN THIS FORM 10-QSB WILL, IN FACT, TRANSPIRE OR PROVE TO BE ACCURATE. THE COMPANY HAS NO OBLIGATION TO PUBLICLY RELEASE THE RESULT OF ANY REVISIONS THAT MAY BE MADE TO ANY FORWARD-LOOKING STATEMENTS TO REFLECT ANTICIPATED OR UNANTICIPATED EVENTS OR CIRCUMSTANCES OCCURRING AFTER THE DATE OF SUCH STATEMENTS.


PART II. OTHER INFORMATION

ITEM 1. LEGAL PROCEEDINGS

     The Company is a party to various lawsuits arising in the ordinary course of business. Management believes, based on discussions with legal counsel, that the resolution of such lawsuits will not have a material effect on the financial statements taken as a whole.

ITEM 2. CHANGES IN SECURITIES AND USE OF PROCEEDS

     None.

ITEM 3. DEFAULTS UPON SENIOR SECURITIES

     None.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

ITEM 5. OTHER INFORMATION

     On May 3, 1999, the Company announced that it had signed a letter of intent to acquire Wabash Foods, LLC for 4.0 million shares of common stock and assumption of debt. The Company simultaneously signed a management contract pursuant to which the Company will manage the operations of Wabash Foods pending completion of the acquisition. The Company will receive a management fee for such services. Completion of the acquisition is subject to the signing of a definitive purchase agreement, approval by the Company's Board of Directors and approval by the Company's shareholders. The acquisition is expected to close in the third quarter. In the event that a definitive agreement is signed but the transaction is not approved by the Company's shareholders, the Company is obligated to pay Wabash a breakup fee consisting, in the Company's sole and absolute discretion, of either $130,000 or 100,000 shares of the Company's common stock.

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

     (a) Exhibits:

     EXHIBIT
     NUMBER         DESCRIPTION
     ------         -----------
      27.1          Financial Data Schedule. *

     *    Filed herewith.

     (b) Current Reports on Form 8-K:

     None.


                                   SIGNATURES

     In accordance with the requirements of the Exchange Act, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              POORE BROTHERS, INC.



Dated:  May 7, 1999                    By: /s/ Eric J. Kufel
                                           -------------------------------------
                                           Eric J. Kufel
                                           President and Chief Executive Officer
                                           (principal executive officer)


Dated:  May 7, 1999                    By: /s/ Thomas W. Freeze
                                           -------------------------------------
                                           Thomas W. Freeze
                                           Vice President, Chief Financial
                                           Officer, Treasurer and Secretary
                                           (principal financial and accounting
                                           officer)

                                                                       EXHIBIT C


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-QSB

(Mark One)
[X] Quarterly Report under Section 13 or 15(d) of the Securities Exchange Act of 1934 For the quarterly period ended June 30, 1999

                                       OR

[ ] Transition Report under Section 13 or 15(d) of the Securities Exchange Act of 1934 For the transition period from _______ to _______

                         Commission File Number 1-14556


                              POORE BROTHERS, INC.
        -----------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)


                   Delaware                                      86-0786101
------------------------------------------------              ----------------
(State or other jurisdiction of incorporation or              (I.R.S. Employer
              organization)                                  Identification No.)


                3500 S. La Cometa Drive, Goodyear, Arizona 85338
                ------------------------------------------------
                    (Address of principal executive offices)


                                 (602) 932-6200
                           ---------------------------
                           (Issuer's telephone number)

Check  whether the  Registrant:  (1) filed all  reports  required to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes [X] No [ ]

As of June 30, 1999, the number of issued and outstanding shares of common stock of the Registrant was 7,832,997.

Transitional Small Business Disclosure Format (check one): Yes [ ] No [X]

                                TABLE OF CONTENTS


PART I. FINANCIAL INFORMATION

     ITEM 1. FINANCIAL STATEMENTS

          Consolidated balance sheets as of June 30, 1999 and
           December 31, 1998................................................   3

          Consolidated statements of operations for the three and
           six months ended June 30, 1999 and 1998..........................   4

          Consolidated statements of cash flows for the six months
           ended June 30, 1999 and 1998.....................................   5

          Notes to consolidated financial statements........................   6

     ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS
             AND FINANCIAL CONDITION........................................  10

PART II. OTHER INFORMATION

     ITEM 1. LEGAL PROCEEDINGS..............................................  14

     ITEM 2. CHANGES IN SECURITIES AND USE OF PROCEEDS......................  14

     ITEM 3. DEFAULTS UPON SENIOR SECURITIES................................  14

     ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS............  14

     ITEM 5. OTHER INFORMATION..............................................  14

     ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K...............................  14

PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

                      POORE BROTHERS, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                                                      JUNE 30,     DECEMBER 31,
                                                        1999           1998
                                                    ------------   ------------
                                     ASSETS          (unaudited)
Current assets:
  Cash and cash equivalents ......................  $    645,326   $    270,295
  Accounts receivable, net of allowance of
    $60,000 in 1999 and $24,000 in 1998 ..........     2,271,910      1,712,955
  Inventories ....................................       507,979        465,038
  Other current assets ...........................       363,756        281,994
                                                    ------------   ------------
    Total current assets .........................     3,788,971      2,730,282

Property and equipment, net ......................     6,089,082      6,270,374
Intangible assets, net ...........................     3,540,539      3,723,906
Other assets .....................................       191,269        214,327
                                                    ------------   ------------
    Total assets .................................  $ 13,609,861   $ 12,938,889
                                                    ============   ============

                      LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable ...............................  $  1,418,233   $    870,204
  Accrued liabilities ............................       703,110        439,404
  Current portion of long-term debt ..............       728,715        652,519
                                                    ------------   ------------
    Total current liabilities ....................     2,850,058      1,962,127

Long-term debt, less current portion .............     5,640,142      5,720,247
                                                    ------------   ------------
    Total liabilities ............................     8,490,200      7,682,374
                                                    ------------   ------------
Shareholders' equity:
  Preferred stock, $100 par value; 50,000 shares
    authorized; No shares issued or outstanding
    in 1999 and 1998 .............................            --             --
  Common stock, $.01 par value; 15,000,000 shares
    authorized; 7,832,997 shares issued and
    outstanding in 1999 and 1998..................        78,329         78,329
  Additional paid-in capital .....................    11,514,210     11,514,210
  Accumulated deficit ............................    (6,472,878)    (6,336,024)
                                                    ------------   ------------
    Total shareholders' equity ...................     5,119,661      5,256,515
                                                    ------------   ------------
    Total liabilities and shareholders' equity ...  $ 13,609,861   $ 12,938,889
                                                    ============   ============

              The accompanying notes are an integral part of these
                       consolidated financial statements.

                      POORE BROTHERS, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                        THREE MONTHS ENDED JUNE 30,   SIX MONTHS ENDED JUNE 30,
                                                        ---------------------------  --------------------------
                                                            1999           1998          1999          1998
                                                        -----------    -----------   -----------   -----------
                                                        (unaudited)    (unaudited)   (unaudited)   (unaudited)
Net revenues ........................................   $  5,229,562    $3,264,454    $8,920,420    $6,461,219

Cost of revenues ....................................      3,735,123     2,440,401     6,664,064     4,813,287
                                                        ------------    ----------    ----------    ----------
    Gross profit ....................................      1,494,439       824,053     2,256,356     1,647,932

Selling, general and administrative expenses ........      1,133,093       847,247     2,012,124     1,783,091
                                                        ------------    ----------    ----------    ----------
    Operating income (loss) .........................        361,346       (23,194)      244,232      (135,159)

Interest income .....................................          7,174        11,627        12,980        25,122

Interest expense ....................................       (163,131)     (137,237)     (322,435)     (274,329)
                                                        ------------    ----------    ----------    ----------
    Income (loss) before cumulative effect of a
     change in accounting principle .................        205,389      (148,804)      (65,223)     (384,366)

Cumulative effect of a change in accounting
 principle...........................................             --            --       (71,631)           --
                                                        ------------    ----------    ----------    ----------
    Net income (loss) ...............................   $    205,389    $ (148,804)   $ (136,854)   $ (384,366)
                                                        ============    ==========    ==========    ==========
Earnings (loss) per common share:
  Basic-
    Income (loss) before cumulative effect of a
      change in accounting principle ................   $       0.03    $    (0.02)   $    (0.01)   $    (0.05)
    Cumulative effect of a change in accounting .....
      principle .....................................             --            --         (0.01)           --
                                                        ------------    ----------    ----------    ----------
    Net income (loss) ...............................   $       0.03    $    (0.02)   $    (0.02)   $    (0.05)
                                                        ============    ==========    ==========    ==========
  Diluted-
    Income (loss) before cumulative effect of a
     change in accounting principle .................   $       0.03    $    (0.02)   $    (0.01)   $    (0.05)
    Cumulative effect of a change in accounting .....
     principle ......................................             --            --         (0.01)           --
                                                        ------------    ----------    ----------    ----------
    Net income (loss) ...............................   $       0.03    $    (0.02)   $    (0.02)   $    (0.05)
                                                        ============    ==========    ==========    ==========
Weighted average number of common shares:
  Basic .............................................      7,832,997     7,126,657     7,832,997     7,092,988
                                                        ============    ==========    ==========    ==========
  Diluted ...........................................     10,143,829     7,126,657     7,832,997     7,092,988
                                                        ============    ==========    ==========    ==========

              The accompanying notes are an integral part of these
                       consolidated financial statements.

                      POORE BROTHERS, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                      SIX MONTHS ENDED JUNE 30,
                                                      -------------------------
                                                          1999          1998
                                                      -----------   -----------
                                                      (unaudited)   (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss .........................................  $  (136,854)  $  (384,366)
  Adjustments to reconcile net loss to net cash
    provided by operating activities:
    Cumulative effect of a change in accounting
      principle ....................................       71,631            --
    Depreciation ...................................      298,878       289,864
    Amortization ...................................      142,352       104,553
    Valuation reserves .............................       57,000        59,000
    Other non-cash charges .........................      131,963        51,712
  Change in operating assets and liabilities:
    Accounts receivable ............................     (600,955)       57,150
    Inventories ....................................      (57,941)      (29,293)
    Other assets and liabilities ...................     (221,283)       13,406
    Accounts payable and accrued liabilities .......      811,735       (99,615)
                                                      -----------   -----------
        Net cash provided by operating activities ..      496,526        62,411
                                                      -----------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds on disposal of property .................           --        21,977
  Purchase of property and equipment ...............     (117,586)      (91,910)
                                                      -----------   -----------
        Net cash used in investing activities ......     (117,586)      (69,933)
                                                      -----------   -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from issuance of common stock ...........           --        81,116
  Payments made on long-term debt ..................     (305,891)     (298,921)
  Net increase (decrease) in working capital
    line of credit .................................      301,982      (230,532)
                                                      -----------   -----------
        Net cash used in financing activities ......       (3,909)     (448,337)
                                                      -----------   -----------
Net increase (decrease) in cash and cash
  equivalents ......................................      375,031      (455,859)
Cash and cash equivalents at beginning of
  period ...........................................      270,295     1,622,751
                                                      -----------   -----------
Cash and cash equivalents at end of period .........  $   645,326   $ 1,166,892
                                                      ===========   ===========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during the six months for interest .....  $   222,026   $   268,447

              The accompanying notes are an integral part of these
                       consolidated financial statements.

                      POORE BROTHERS, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     GENERAL

     Poore Brothers, Inc. (the "Company"), a Delaware corporation, was organized in February 1995 as a holding company and on May 31, 1995 acquired substantially all of the equity of Poore Brothers Southeast, Inc. ("PB Southeast") in an exchange transaction. The exchange transaction with PB Southeast was accounted for similar to a pooling-of interests since both entities had common ownership and control immediately prior to the transaction. During 1997, the Company sold its Houston, Texas distribution business and closed its PB Southeast manufacturing operation. In November 1998, the Company acquired the business and certain assets (including the Bob's Texas Style(TM) potato chips brand) of Tejas Snacks, L.P. ("Tejas"), a Texas-based potato chip manufacturer.

     The Company is engaged in the production, marketing and distribution of salty snack food products that are sold primarily throughout the southwestern United States. The Company manufactures and sells its own brands of batch-cooked potato chips under the Poore Brothers(R) and Bob's Texas Style(TM) brand names, manufactures private label potato chips for grocery store chains, and distributes and merchandises snack food products that are manufactured by others.

     BASIS OF PRESENTATION

     The consolidated financial statements include the accounts of Poore Brothers, Inc. and all of its wholly owned subsidiaries. All significant intercompany amounts and transactions have been eliminated. The financial statements have been prepared in accordance with the instructions for Form 10-QSB and, therefore, do not include all the information and footnotes required by generally accepted accounting principles. In the opinion of management, the consolidated financial statements include all adjustments, consisting only of normal recurring adjustments, necessary in order to make the consolidated financial statements not misleading. A description of the Company's accounting policies and other financial information is included in the audited financial statements filed with the Form 10-KSB for the fiscal year ended December 31, 1998. The results of operations for the six months ended June 30, 1999 are not necessarily indicative of the results expected for the full year.

     CHANGE IN ACCOUNTING PRINCIPLE

     In accordance with Statement of Position 98-5, REPORTING ON THE COSTS OF START-UP ACTIVITIES, effective January 1, 1999, the Company was required to change its accounting principle for organization costs. Previously, the Company capitalized such costs and amortized them using the straight-line method over five years. At December 31, 1998, such costs totaled $257,051 and the accumulated amortization totaled $185,420. In the first quarter of 1999, the Company wrote-off the remaining $71,631 and will expense as incurred any future organization costs. The write-off has been reflected in the Consolidated
Statement of Operations for the six months ended June 30, 1999 as the "Cumulative effect of a change in accounting principle" in accordance with APB No. 20.

     EARNINGS PER SHARE

     Basic earnings per common share is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding during the period. Exercises of outstanding stock options or warrants and conversion of convertible debentures are assumed to occur for purposes of calculating diluted earning per share for periods in which the Company reports a net profit, but not for periods in which the Company reports a net loss, as their effect would be anti-dilutive.

                                       THREE MONTHS ENDED JUNE 30,     SIX MONTHS ENDED JUNE 30,
                                       ---------------------------     -------------------------
                                           1999          1998             1999           1998
                                        -----------   -----------      -----------    -----------
BASIC EPS:
 Income (loss) before cumulative
   effect of change in accounting
   principle .........................  $   205,389    $ (148,804)      $  (65,223)    $ (384,366)
                                        ===========    ==========       ==========     ==========
 Weighted average number of
   common shares .....................    7,832,997     7,126,657        7,832,997      7,092,988
                                        ===========    ==========       ==========     ==========
 Earnings (loss) per common share ....  $      0.03    $    (0.02)      $    (0.01)    $    (0.05)
                                        ===========    ==========       ==========     ==========
DILUTED EPS:
 Income (loss) before cumulative
   effect of change in accounting
   principle .........................  $   205,389    $ (148,804)      $  (65,223)    $ (384,366)
 Impact on income of assumed
   conversions-
   9% convertible debenture
     interest ........................       50,018            --               --             --
                                        -----------    ----------       ----------     ----------
 Income available to common
   shareholders ......................  $   255,407    $ (148,804)      $  (65,223)    $ (384,366)
                                        ===========    ==========       ==========     ==========
 Weighted average number of
   common shares .....................    7,832,997     7,126,657        7,832,997      7,092,988
 Incremental shares from assumed
   conversions-
   9% convertible debentures .........    2,229,114            --               --             --
   Warrants ..........................       64,786            --               --             --
   Stock options .....................       16,932            --               --             --
                                        -----------    ----------       ----------     ----------
 Adjusted weighted average
   number of common shares ...........   10,143,829     7,126,657        7,832,997      7,092,988
                                        ===========    ==========       ==========     ==========
 Earnings (loss) per common share ....  $      0.03    $    (0.02)      $    (0.01)    $    (0.05)
                                        ===========    ==========       ==========     ==========

2. LONG-TERM DEBT

     At June 30, 1999, the Company had outstanding 9% Convertible Debentures due July 1, 2002 (the "9% Convertible Debentures") in the principal amount of $2,229,114. The 9% Convertible Debentures are secured by land, buildings, equipment and intangibles. Interest on the 9% Convertible Debentures is paid by the Company on a monthly basis. Monthly principal payments of approximately $20,000 are required to be made by the Company beginning in November 1999 through June 2002. For the period November 1, 1998 through October 31, 1999, Renaissance Capital Growth & Income Fund III, Inc. (the holder of $1,718,094 principal amount of the 9% Convertible Debentures) agreed to waive all mandatory principal redemption payments and accepted 183,263 unregistered shares of Common Stock in lieu of $154,628 cash interest payments.

     The Convertible Debenture Loan Agreement contains covenants requiring the maintenance of certain financial ratios including an interest coverage ratio of 1:1, minimum working capital of $500,000, a current ratio of 1.1:1 and a minimum shareholders' equity of $4,500,000. At June 30, 1999, the Company was in compliance with all of the financial ratio requirements. The holders of the 9% Convertible Debentures had previously granted the Company a waiver effective through June 30, 1999 for the interest coverage ratio. In the event of default, the holders of the 9% Convertible Debentures have the right, upon written notice and after a thirty-day period during which such default may be cured, to demand immediate payment of the then unpaid principal and accrued but unpaid interest under the 9% Convertible Debentures. Management believes that the achievement of the Company's plans and objectives will enable the Company to attain a sufficient level of profitability to remain in compliance with the financial ratios. There can be no assurance, however, that the Company will attain any such profitability and remain in compliance with the financial ratios. Any acceleration under the 9% Convertible Debentures prior to their maturity on July 1, 2002 could have a material adverse effect upon the Company.

     On November 4, 1998, the Company signed a new $2.5 million Credit Agreement with Wells Fargo Business Credit, Inc. (hereinafter "Wells Fargo" and formerly Norwest Business Credit, Inc.) which includes a $2.0 million working capital line of credit (the "Wells Fargo Line of Credit") and a $0.5 million term loan (the "Wells Fargo Term Loan"). The outstanding balance on the Wells Fargo Line of Credit was $1,148,995 and $847,013 at June 30, 1999 and December 31, 1998,
respectively. The Wells Fargo Line of Credit bears interest at an annual rate of prime plus 1.5% and matures in November 2001 while the Wells Fargo Term Loan bears interest at an annual rate of prime plus 3% and requires monthly principal payments of approximately $28,000, plus interest, until maturity on May 1, 2000. The Wells Fargo Credit Agreement is secured by accounts receivable, inventories, equipment and general intangibles. The borrowing base under the Wells Fargo Line of Credit is limited to 85% of eligible receivables and 60% of eligible inventories. As of July 13, 1999, the Company had a borrowing base of approximately $1,940,000 under the Wells Fargo Line of Credit. The Wells Fargo Credit Agreement requires the Company to be in compliance with certain financial performance criteria, including a minimum debt service coverage ratio, minimum quarterly and annual operating results and minimum quarterly and annual changes in book net worth. At June 30, 1999, the Company was in compliance with all of the financial performance criteria. Management believes that the fulfillment of the Company's plans and objectives will enable the Company to attain a sufficient level of profitability to remain in compliance with these financial performance criteria. There can be no assurance, however, that the Company will attain any such profitability and remain in compliance. Any acceleration under the Wells Fargo Credit Agreement prior to the scheduled maturity of the Wells Fargo Line of Credit or the Wells Fargo Term Loan could have a material adverse effect upon the Company.

3. LITIGATION

     The Company is a party to various lawsuits arising in the ordinary course of business. Management believes, based on discussions with legal counsel, that the resolution of such lawsuits will not have a material effect on the financial statements taken as a whole.

4. BUSINESS SEGMENTS

     The Company's operations consist of two segments: manufactured products and distributed products. The manufactured products segment produces potato chips for sale primarily to snack food distributors. The distributed products segment sells snack food products manufactured by other companies to the Company's Arizona snack food distributors and also merchandises in Texas for a fee, but does not purchase and resell, snack food products for manufacturers. The Company's reportable segments offer different products and services. All of the Company's revenues are attributable to external customers in the United States and all of its assets are located in the United States. The Company does not allocate assets based on its reportable segments.

     The accounting policies of the segments are the same as those described in the Summary of Accounting Policies included in Note 1 to the audited financial statements filed with the Form 10-KSB for the fiscal year ended December 31, 1998. The Company does not allocate selling, general and administrative expenses, income taxes or unusual items to segments and has no significant non-cash items other than depreciation and amortization.

                                          MANUFACTURED  DISTRIBUTED
                                            PRODUCTS     PRODUCTS   CONSOLIDATED
                                           ----------   ----------   ----------
THREE MONTHS ENDED JUNE 30, 1999
  Revenues from external customers ......  $4,104,310   $1,125,252   $5,229,562
  Depreciation and amortization in
    segment gross profit ................     109,121           --      109,121
  Segment gross profit ..................   1,411,487       82,952    1,494,439

THREE MONTHS ENDED JUNE 30, 1998
  Revenues from external customers ......  $2,603,070   $  661,384   $3,264,454
  Depreciation and amortization in
    segment gross profit ................     137,473           --      137,473
  Segment gross profit ..................     753,422       70,631      824,053


                                          MANUFACTURED  DISTRIBUTED
                                            PRODUCTS     PRODUCTS   CONSOLIDATED
                                           ----------   ----------   ----------
SIX MONTHS ENDED JUNE 30, 1999
  Revenues from external customers ......  $6,697,422   $2,222,998   $8,920,420
  Depreciation and amortization in
    segment gross profit ................     294,689           --      294,689
  Segment gross profit ..................   2,100,732      155,624    2,256,356

SIX MONTHS ENDED JUNE 30, 1998
  Revenues from external customers ......  $5,233,826   $1,227,393   $6,461,219
  Depreciation and amortization in
    segment gross profit ................     279,455           --      279,455
  Segment gross profit ..................   1,540,440      107,492    1,647,932


     The following table reconciles reportable segment gross profit to the Company's consolidated loss before income taxes and cumulative effect of a change in accounting principle.

                                          THREE MONTHS ENDED JUNE 30,   SIX MONTHS ENDED JUNE 30,
                                          -------------------------    -------------------------
                                             1999           1998           1999           1998
                                          ----------     ----------    -----------    -----------
Consolidated segment gross profit ....   $1,494,439      $ 824,053      $2,256,356      $1,647,932
Unallocated amounts:
  Selling, general and
    administrative expenses ..........    1,133,093        847,247       2,012,124       1,783,091
  Interest expense, net ..............      155,957        125,610         309,455         249,207
                                         ----------      ---------      ----------      ----------
Income (loss) before income taxes
  and cumulative effect of a change
  in accounting principle ............   $  205,389      $(148,804)     $  (65,223)     $ (384,366)
                                         ==========      =========      ==========      ==========

5. LETTER OF INTENT SIGNED TO ACQUIRE WABASH FOODS, LLC

     In April, the Company signed a letter of intent with Pate Foods Corporation, an Illinois Corporation ("Pate Foods"), and Wabash Foods LLC, a Delaware limited liability company and a wholly-owned subsidiary of Pate Foods ("Wabash Foods"), to acquire all of the membership interests of Wabash Foods. Wabash Foods produces and markets various salted snack brands, including O'Boisies(R), Tato Skins(R), and Pizzarias(R), at a manufacturing facility in Bluffton, Indiana. It is anticipated that the consideration to be paid by the Company for Wabash Foods will consist of 4.4 million shares of the Company's common stock, par value $.01 per share (the "Common Stock"), a warrant to purchase an additional 400,000 shares of Common Stock for $1.00 per share, and the effective assumption by the Company of the liabilities of Wabash Foods. In addition, the Company and Wabash Foods signed a management contract pursuant to which the Company has been managing the operations of Wabash Foods since April pending completion of the acquisition. The Company receives a management fee for such services. See "RESULTS OF OPERATIONS." Completion of the acquisition, which is expected to take place in the fourth quarter, is subject to successful completion of negotiations and the signing of the definitive purchase agreement, and approval of the transaction by the Company's Board of Directors and shareholders. In the event that the acquisition is not consummated, the management contract would likely by terminated. If a definitive agreement is signed, but the transaction is not approved by the Company's shareholders, the Company is obligated to pay Wabash a breakup fee consisting, in the Company's sole and absolute discretion, of either $260,000 or 200,000 shares of the Company's common stock.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     RESULTS OF OPERATIONS

     THREE MONTHS ENDED JUNE 30, 1999 COMPARED TO THE THREE MONTHS ENDED JUNE 30, 1998

     Net revenues for the three months ended June 30, 1999 were $5,229,562, up $1,965,108, or 60%, from $3,264,454 for the three months ended June 30, 1998.
Revenues for the manufactured products segment accounted for 78% and 80% of total net revenues in 1999 and 1998, respectively, while revenues from distributed products accounted for 22% and 20% in 1999 and 1998, respectively. Manufactured products segment revenues increased $1,306,440, or 50%, from sales of branded and private label products, including $770,571 from the Bob's Texas Style(TM) brand, acquired by the Company in November 1998 in connection with the Tejas acquisition, and $194,800, or 8%, from management fees pursuant to the Company's management contract with Wabash Foods, LLC. Revenues from the distribution and merchandising of products manufactured by others increased $463,867, or 70%. The majority of this increase, $323,005, was from the Texas merchandising operation, acquired by the Company in November 1998 in connection with the Tejas acquisition. The remainder of the increase was due to increased sales of distributed product lines.

     Gross profit for the three months ended June 30, 1999, was $1,494,439, or 29% of net revenues, as compared to $824,053, or 25% of net revenues, for the three months ended June 30, 1998. The $670,386 increase, or 81%, in gross profit resulted principally from the increased volume in the manufactured products segment.

     Selling, general and administrative expenses increased to $1,133,093, or 22% of net revenues, for the three months ended June 30, 1999 from $847,247, or 26% of net revenues, for the same period in 1998. The increase of $285,846, or 34%, compared to the second quarter of 1998, was primarily due to increased advertising and promotional spending.

     Net interest expense increased to $155,957 for the three months ended June 30, 1999 from a net interest expense of $125,610 for the three months ended June 30, 1998. This increase was due to lower interest income on investments of $4,453 and increased interest expense of $25,894 on indebtedness related to the Tejas acquisition.

     SIX MONTHS ENDED JUNE 30, 1999 COMPARED TO THE SIX MONTHS ENDED
     JUNE 30, 1998

     Net revenues for the six months ended June 30, 1999 were $8,920,420, up $2,459,201, or 38%, from $6,461,219 for the six months ended June 30, 1998.
Revenues for the manufactured products segment accounted for 75% and 81% of total net revenues in 1999 and 1998, respectively, while revenues from distributed products accounted for 25% and 19% in 1999 and 1998, respectively. Manufactured products segment revenues increased $1,268,795, or 24%, from sales of branded and private label products, including $1,241,601 from the Bob's Texas Style(TM) brand, acquired by the Company in November 1998 in connection with the Tejas acquisition, and $194,800, or 4%, from management fees pursuant to the Company's management contract with Wabash Foods, LLC. Revenues from the distribution and merchandising of products manufactured by others increased $995,605, or 81%. The majority of this increase, $620,406, was from the Texas merchandising operation, acquired by the Company in November 1998 in connection with the Tejas acquisition. The remainder of the increase was due to increased sales of distributed product lines.

     Gross profit for the six months ended June 30, 1999, was $2,256,356, or 25% of net revenues, as compared to $1,647,932, or 26% of net revenues, for the six months ended June 30, 1998. The $608,424 increase, or 37%, in gross profit resulted principally from the increased volume in the manufactured products segment.

     Selling, general and administrative expenses increased to $2,012,124, or 23% of net revenues, for the six months ended June 30, 1999 from $1,783,091, or 28% of net revenues, for the same period in 1998. The increase of $229,033, or 13%, compared to the six months of 1998, was primarily due to increased advertising and promotional spending.

     Net interest expense increased to $309,455 for the three months ended June 30, 1999 from a net interest expense of $249,207 for the six months ended June 30, 1998. This increase was due to lower interest income on investments of $12,142 and increased interest expense of $48,106 on indebtedness related to the Tejas acquisition.

     The cumulative effect of a change in accounting principle resulted in a $71,631 charge in the first quarter of 1999 and was related to the Company's expensing of previously capitalized organization costs as required by Statement of Position 98-5, REPORTING ON THE COSTS OF START-UP ACTIVITIES," which was effective for the Company's fiscal year beginning January 1, 1999.

     LIQUIDITY AND CAPITAL RESOURCES

     Net working capital was $938,913 (a current ratio of 1.3:1) and $768,155 (a current ratio of 1.4:1) at June 30, 1999 and December 31, 1998, respectively. The $170,758 increase in working capital was primarily the result of the improved operating results of the Company. For the six months ended June 30, 1999, the Company generated cash flow of $496,526 from operating activities, principally from operating results, and invested $117,586 in new equipment.

     At June 30, 1999, the Company had outstanding 9% Convertible Debentures due July 1, 2002 (the "9% Convertible Debentures") in the principal amount of $2,229,114. The 9% Convertible Debentures are secured by land, buildings, equipment and intangibles. Interest on the 9% Convertible Debentures is paid by the Company on a monthly basis. Monthly principal payments of approximately $20,000 are required to be made by the Company beginning in November 1999 through June 2002. For the period November 1, 1998 through October 31, 1999,
Renaissance Capital (the holder of $1,718,094 principal amount of the 9% Convertible Debentures) agreed to waive all mandatory principal redemption payments and accepted 183,263 unregistered shares of Common Stock in lieu of $154,628 cash interest payments.

     The Convertible Debenture Loan Agreement contains covenants requiring the maintenance of certain financial ratios including an interest coverage ratio of 1:1, minimum working capital of $500,000, a current ratio of 1.1:1 and a minimum shareholders' equity of $4,500,000. At June 30, 1999, the Company was in compliance with all of the financial ratio requirements. The holders of the 9% Convertible Debentures had previously granted the Company a waiver effective through June 30, 1999 for the interest coverage ratio. In the event of default, the holders of the 9% Convertible Debentures have the right, upon written notice and after a thirty-day period during which such default may be cured, to demand immediate payment of the then unpaid principal and accrued but unpaid interest under the 9% Convertible Debentures. Management believes that the achievement of the Company's plans and objectives will enable the Company to attain a sufficient level of profitability to remain in compliance with the financial ratios. There can be no assurance, however, that the Company will attain any such profitability and remain in compliance with the financial ratios. Any acceleration under the 9% Convertible Debentures prior to their maturity on July 1, 2002 could have a material adverse effect upon the Company.

     On November 4, 1998, the Company signed a new $2.5 million Credit Agreement with Wells Fargo Business Credit, Inc. (hereinafter "Wells Fargo" and formerly Norwest Business Credit, Inc.) which includes a $2.0 million working capital line of credit (the "Wells Fargo Line of Credit") and a $0.5 million term loan (the "Wells Fargo Term Loan"). The balance outstanding was $1,148,955 and $847,013 at June 30, 1999 and December 31, 1998, respectively. The Wells Fargo Line of Credit bears interest at an annual rate of prime plus 1.5% and matures in November 2001 while the Wells Fargo Term Loan bears interest at an annual rate of prime plus 3% and requires monthly principal payments of approximately $28,000, plus interest, until maturity on May 1, 2000. The Wells Fargo Credit Agreement is secured by accounts receivable, inventories, equipment and general intangibles. The borrowing base under the Wells Fargo Line of Credit is limited to 85% of eligible receivables and 60% of eligible inventories. As of July 13, 1999, the Company had a borrowing base of approximately $1,940,000 under the Wells Fargo Line of Credit. The Wells Fargo Credit Agreement requires the Company to be in compliance with certain financial performance criteria, including a minimum debt service coverage ratio, minimum quarterly and annual operating results and minimum quarterly and annual changes in book net worth. At June 30, 1999, the Company was in compliance with all of the financial performance criteria. Management believes that the fulfillment of the Company's plans and objectives will enable the Company to attain a sufficient level of profitability to remain in compliance with these financial performance criteria. There can be no assurance, however, that the Company will attain any such profitability and remain in compliance. Any acceleration under the Wells Fargo Credit Agreement prior to the scheduled maturity of the Wells Fargo Line of Credit or the Wells Fargo Term Loan could have a material adverse effect upon the Company.

     In April, the Company signed a letter of intent with Pate Foods Corporation, an Illinois Corporation ("Pate Foods"), and Wabash Foods LLC, a Delaware limited liability company and a wholly-owned subsidiary of Pate Foods ("Wabash Foods"), to acquire all of the membership interests of Wabash Foods. Wabash Foods produces and markets various salted snack brands, including O'Boisies(R), Tato Skins(R), and Pizzarias(R), at a manufacturing facility in Bluffton, Indiana. It is anticipated that the consideration to be paid by the Company for Wabash Foods will consist of 4.4 million shares of the Company's common stock, par value $.01 per share (the "Common Stock"), a warrant to purchase an additional 400,000 shares of Common Stock for $1.00 per share, and the effective assumption by the Company of the liabilities of Wabash Foods. In addition, the Company and Wabash Foods signed a management contract pursuant to which the Company has been managing the operations of Wabash Foods since April pending completion of the acquisition. The Company receives a management fee for such services. See "RESULTS OF OPERATIONS." Completion of the acquisition, which is expected to take place in the fourth quarter, is subject to successful completion of negotiations and the signing of the definitive purchase agreement, and approval of the transaction by the Company's Board of Directors and shareholders. In the event that the acquisition is not consummated, the management contract would likely by terminated. If a definitive agreement is signed, but the transaction is not approved by the Company's shareholders, the Company is obligated to pay Wabash a breakup fee consisting, in the Company's sole and absolute discretion, of either $260,000 or 200,000 shares of the Company's common stock.

     In connection with the implementation of the Company's business strategy, the Company may incur additional operating losses in the future and is likely to require future debt or equity financings (particularly in connection with future strategic acquisitions). Expenditures relating to acquisition-related integration costs, market and territory expansion and new product development may adversely affect selling, general and administrative expenses and consequently may adversely affect operating and net income. These types of expenditures are expensed for accounting purposes as incurred, while sales generated from the result of such expansion may benefit future periods. As a result of the 1997 restructuring actions and the 1998 Tejas acquisition, management believes that the Company will generate positive cash flow from operations in 1999, which along with its existing working capital and borrowing facilities, should enable the Company to meet its operating cash requirements through 1999. The belief is based on current operating plans and certain assumptions, including those relating to the Company's future revenue levels and expenditures, industry and general economic conditions and other conditions. If any of these factors change, the Company may require future debt or equity financings to meet its business requirements. There can be no assurance that any required financings will be available or, if available, on terms attractive to the Company.

     YEAR 2000 COMPLIANCE

     The Year 2000 issue is the result of computer programs being written using two digits rather than four to identify the applicable year. For example, computer programs that utilize date-sensitive information may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in system failures or miscalculations.

     The Company processes much of its data using licensed computer programs from third parties, including its accounting software. Such third parties have advised the Company that they have made all necessary programming changes to such computer programs to address the Year 2000 issue. The Company tested its systems for Year 2000 compliance during the first half of 1998 and discovered that certain database information utilized by the Company for purposes of order entry, billing and accounts receivables is not Year 2000 compliant, although the underlying database software is Year 2000 compliant. The Company intends to implement corrective measures with respect to such database information during the third quarter of 1999. The Company does not expect to incur significant expenses in connection with such corrective measures. In addition, the Company believes that, notwithstanding the foregoing, it has no material internal risk in connection with the potential impact of the Year 2000 issue on the processing of date sensitive information by the Company's computerized information systems.

     The Company is in the process of determining the effect of the Year 2000 issue on its vendors' and customers' systems. There can be no assurance that the systems of such third parties will be Year 2000 compliant on a timely basis, or that the Company's results of operations will not be adversely affected by the failure of systems operated by third parties to properly operate in the Year 2000.

     The Company has not completed the development of contingency plans in the event that its internal systems or those of third parties fail to operate in compliance with the Year 2000 date change. The Company expects to complete development of its contingency plans and begin implementation, if required, by November 30, 1999.

                           FORWARD LOOKING STATEMENTS

     WHEN USED IN THIS FORM 10-QSB AND IN FUTURE FILINGS BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"), THE WORDS OR PHRASES "WILL LIKELY RESULT," "THE COMPANY EXPECTS," "WILL CONTINUE," "IS ANTICIPATED," "ESTIMATED," "PROJECT," OR "OUTLOOK," OR SIMILAR WORDS OR EXPRESSIONS, ARE INTENDED TO IDENTIFY "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE COMPANY WISHES TO CAUTION READERS NOT TO PLACE UNDUE RELIANCE ON ANY SUCH FORWARD-LOOKING STATEMENTS, EACH OF WHICH SPEAKS ONLY AS OF THE DATE MADE. SUCH STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM HISTORICAL EARNINGS AND THOSE PRESENTLY ANTICIPATED OR PROJECTED. IN LIGHT OF SUCH RISKS AND UNCERTAINTIES, THERE CAN BE NO ASSURANCE THAT FORWARD-LOOKING INFORMATION CONTAINED IN THIS FORM 10-QSB WILL, IN FACT, TRANSPIRE OR PROVE TO BE ACCURATE. THE COMPANY HAS NO OBLIGATION TO PUBLICLY RELEASE THE RESULT OF ANY REVISIONS THAT MAY BE MADE TO ANY FORWARD-LOOKING STATEMENTS TO REFLECT ANTICIPATED OR UNANTICIPATED EVENTS OR CIRCUMSTANCES OCCURRING AFTER THE DATE OF SUCH STATEMENTS.

PART II. OTHER INFORMATION

ITEM 1. LEGAL PROCEEDINGS

     The Company is a party to various lawsuits arising in the ordinary course of business. Management believes, based on discussions with legal counsel, that the resolution of such lawsuits will not have a material effect on the financial statements taken as a whole.

ITEM 2. CHANGES IN SECURITIES AND USE OF PROCEEDS

     None.

ITEM 3. DEFAULTS UPON SENIOR SECURITIES

     None.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

ITEM 5. OTHER INFORMATION

     None.

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

     (a)  Exhibits:

          EXHIBIT NUMBER                      DESCRIPTION
          --------------                      -----------
               10.1 Management Agreement effective April 1, 1999 by and between the Company and Wabash Foods, LLC.*

               27.1          Financial Data Schedule.*

          * Filed herewith.

     (b)  Current Reports on Form 8-K:

          Current Report on Form 8-K, reporting the signing of a letter of intent by and between the Company and Wabash Foods, LLC to acquire all the membership interests of Wabash Foods, LLC (filed with the Commission on May 5, 1999).

                                   SIGNATURES

     In accordance with the requirements of the Exchange Act, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    POORE BROTHERS, INC.



Dated: August 10, 1999              By: /s/ Eric J. Kufel
                                        ----------------------------------------
                                                    Eric J. Kufel
                                         President and Chief Executive Officer
                                             (principal executive officer)



Dated: August 10, 1999               By: /s/ Thomas W. Freeze
                                         ---------------------------------------
                                                   Thomas W. Freeze
                                       Vice President, Chief Financial Officer,
                                              Treasurer and Secretary
                                    (principal financial and accounting officer)

                                                                       EXHIBIT D

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                              POORE BROTHERS, INC.

     Poore  Brothers,  Inc., a corporation  organized and existing  under and by
virtue  of  the  General   Corporation   Law  of  the  State  of  Delaware  (the
"Corporation"), does hereby certify as follows:

     FIRST: The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 23, 1995. SECOND: A Certificate of Amendment to the Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 2, 1995.
THIRD: The Board of Directors of the Corporation has duly and unanimously adopted the following resolution setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, as amended:

     RESOLVED, that the Certificate of Incorporation of the Corporation, as amended, be, and it hereby is, amended pursuant to Section 242 of the Delaware General Corporation Law by striking Article FOURTH (relating to the authorized capital stock of the Corporation) in its entirety, and replacing therefor a new Article FOURTH as follows:

          FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is Fifty Million Fifty Thousand (50,050,000) shares, consisting of:

          (a) Fifty Thousand (50,000) shares of preferred stock, par value $100 per share (the "Preferred Stock"); and

          (b) Fifty Million (50,000,000) shares of common stock, par value $0.01 per share (the "Common Stock").

     FIFTH: That at a meeting of the stockholders of the Corporation held on _________, 1999, the holders of a majority of the issued and outstanding shares of Common Stock of the Corporation approved the amendment to the Certificate of Incorporation, as amended, set forth in this Certificate of Amendment.

     SIXTH: That this Amendment to the Certificate of Incorporation, as amended, has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, said Corporation has caused this Certificate of Amendment of the Certificate of Incorporation, as amended, to be signed by its President and attested by its Secretary as of this ____ day of ___________, 1999.


                                            POORE BROTHERS, INC.

                                            By:
                                                --------------------------------
                                                Eric J. Kufel
                                                President

ATTEST:

By:
    -------------------------
    Thomas W. Freeze
    Secretary

                                    EXHIBIT E



                       AGREEMENT FOR PURCHASE AND SALE OF
                 LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS

                                       OF

                                WABASH FOODS, LLC
                      A DELAWARE LIMITED LIABILITY COMPANY

                                     BETWEEN

                             PATE FOODS CORPORATION
                             AN ILLINOIS CORPORATION


                                       AND


                              POORE BROTHERS, INC.
                             A DELAWARE CORPORATION


                              AS OF AUGUST 16, 1999

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

RECITALS                                                                       1

ARTICLE 1: PURCHASE AND SALE PRICE                                             1

         1.1      Purchase and Sale of the Membership Interests                1
         1.2      Purchase Price.                                              1
         1.3      Closing Financial Information.                               1
         1.4      [RESERVED]                                                   2
         1.5      Use of  Cash and Working Capital.                            2
         1.6      Accounts and Notes Receivable.                               2
         1.7      Required Shareholder Approval.                               2
         1.8      Payment of Taxes and Other Charges.                          2

ARTICLE 2: REPRESENTATIONS AND WARRANTIES OF OF SELLER AND COMPANY             2

         2.1      Due Organization of Company, etc..                           3
         2.2      Sole Member, Identity of Manager                             3
         2.3      Due Organization of Seller, etc.                             3
         2.4      Subsidiaries                                                 3
         2.5      Authorization, etc.                                          3
         2.6      No Violation                                                 3
         2.7      Governmental Authorities                                     3
         2.8      Assets and Net Sales.                                        4
         2.9      Financial Statements.                                        4
         2.10     No Material Undisclosed Liabilities, Claims, etc.            4
         2.11     Absence of Certain Changes                                   4
         2.12     Contracts                                                    5
         2.13     True and Complete Copies                                     5
         2.14     Title and Related Matters                                    5
         2.15     Real Property                                                5
         2.16     Premises                                                     5
         2.17     Personal Property                                            6
         2.18     No Disposition of Assets                                     6
         2.19     Litigation                                                   6
         2.20     No Partnerships or Joint Ventures.                           6
         2.21     Tax Returns and Audits                                       6
         2.22     Government Contracts                                         6
         2.23     Compliance with Law                                          6
         2.24     Absence of Certain Business Practices                        7
         2.25     ERISA and Related Employee Benefit Matters                   7

         2.26     Intellectual Property                                        8
         2.27     Warranties                                                   9
         2.28     Labor Relations                                              9
         2.29     Insurance                                                    9
         2.30     Liability for Products                                       9
         2.31     Environmental Matters                                        9
         2.32     Capital Expenditures                                        10
         2.33     Suppliers                                                   10
         2.34     Dealings with Affiliates                                    11
         2.35     Business Generally                                          11
         2.36     Bank Accounts                                               11
         2.37     Compensation                                                11
         2.38     Disclosure of Changes                                       11
         2.39     Knowledge                                                   11
         2.40     Materiality                                                 11
         2.41     Joint and Several Representations                           12

ARTICLE 3: REPRESENTATIONS AND WARRANTIES OF PURCHASER                        12

         3.1      Corporate Organization, etc.                                12
         3.2      Capitalization.                                             12
         3.3      Authorization, etc.                                         12
         3.4      No Violation.                                               12
         3.5      Governmental Authorities.                                   12

ARTICLE 4: COVENANTS OF SELLER AND COMPANY                                    13
         4.1      Regular Course of Business.                                 13
         4.2      Amendments.                                                 13
         4.3      No Transfer of Membership Interests.                        13
         4.4      Bonuses.                                                    13
         4.5      Capital and Other Expenditures.                             13
         4.6      Borrowing.                                                  14
         4.7      Other Commitments.                                          14
         4.8      Interim Financial Information.                              14
         4.9      Full Access and Disclosure.                                 14
         4.10     Consents.                                                   14
         4.11     Further Assurances.                                         14
         4.12     Fulfillment of Conditions.                                  14

ARTICLE 5: COVENANTS OF PURCHASER AND COMPANY                                 15

         5.1      Confidentiality.                                            15
         5.2      Books and Records.                                          15
         5.3      Fulfillment of Conditions.                                  15
         5.4      Approval of Board of Directors.                             15
         5.5      Third Party Consents and Approvals.                         16

ARTICLE 6: OTHER AGREEMENTS 16

         6.1      Consultants, Brokers and Finders.                           16
         6.2      Noncompetition Agreements.                                  16
         6.3      Taxes.                                                      16
         6.4      Escrow Agreement.                                           18
         6.5      Employment Agreements, Resignations.                        18
         6.6      Confidentiality.                                            18

ARTICLE 7: CONDITIONS TO THE OBLIGATIONS OF PURCHASER                         19

         7.1      Representations and Warranties, Performance.                19
         7.2      Consents and Approvals.                                     19
         7.3      Opinion of Seller's Counsel.                                19
         7.4      Opinion of Company's Counsel.                               20
         7.5      No Adverse Change.                                          21
         7.6      No Proceeding or Litigation.                                21
         7.7      Review.                                                     21
         7.8      Other Documents.                                            21
         7.9      Identified Debt Limit.                                      21
         7.10     Other Agreements.                                           21
         7.11     Withholding Certificate.                                    21
         7.12     Approval of Purchaser's Board of Directors.                 21
         7.13     Required Shareholder Approvals.                             21
         7.14     Approval of Third Parties and Board.                        21
         7.15     Intellectual Property Rights.                               22
         7.16     Failure of Conditions.                                      22
         7.17     Escrow.                                                     22

ARTICLE 8: CONDITIONS TO THE OBLIGATIONS OF SELLER                            23

         8.1      Representations and Warranties, Performance.                23
         8.2      No Proceeding or Litigation.                                23
         8.3      Opinion of Counsel.                                         23
         8.4      Payment/Issuance.                                           24
         8.5      Other Documents.                                            24
         8.6      Other Agreements.                                           24
         8.7      Failure of Conditions.                                      24

ARTICLE 9: CLOSING                                                            24

         9.1      Closing.                                                    24
         9.2      Deliveries at Closing.                                      25
         9.3      Legal Actions.                                              25
         9.4      Remedies of Purchaser Prior to or on Closing.               25
         9.5      Remedies of Seller Prior to or on Closing.                  26
         9.6      Termination.                                                26

ARTICLE 10: TERMINATION AND ABANDONMENT 26

         10.1     Methods of Termination.                                     26
         10.2     Procedure Upon Termination.                                 27

ARTICLE 11: INDEMNIFICATION                                                   27

         11.1     Indemnification by Seller                                   27
         11.2     Tender of Defense for Damages                               27
         11.3     [RESERVED]                                                  28
         11.4     Fraud Claims.                                               28

ARTICLE 12: MISCELLANEOUS PROVISIONS                                          28

         12.1     Amendment and Modification.                                 28
         12.2     Waiver of Compliance; Consents.                             28
         12.3     Expenses.                                                   28
         12.4     Investigations, Survival of Warranties.                     28
         12.5     Notices.                                                    29
         12.6     Governing Law, Dispute Resolution.                          30
         12.7     Neutral Interpretation.                                     30
         12.8     Securities Issues.                                          30
         12.9     Nondisclosure.                                              32
         12.10    Publicity.                                                  33
         12.11    Entire Agreement: Modification.                             33
         12.12    Exhibits and Recitals.                                      33
         12.13    Counterparts, Facsimile Signatures.                         33
         12.14    Attorneys Fees.                                             33
         12.15    Parties in Interest.                                        33
         12.16    Severability.                                               33
         12.17    Risk of Loss.                                               33
         12.18    Further Documentation.                                      34
         12.19    RESERVED.                                                   34
         12.20    Completion of Exhibits.                                     34

               AGREEMENT FOR PURCHASE SALE OF MEMBERSHIP INTERESTS

     THIS AGREEMENT ("Agreement"), dated as of the 16th day of August, 1999 ("Effective Date"), is made by and between PATE FOODS CORPORATION, an Illinois corporation ("Seller"), and WABASH FOODS, LLC, a Delaware limited liability company ("Company"), and POORE BROTHERS, INC., a Delaware corporation ("Purchaser" or "Poore Brothers"), with respect to the following:

                                    RECITALS

     WHEREAS, Seller is the holder of all of the outstanding membership interests in Company (the "Membership Interests"); and

     WHEREAS, Purchaser desires to purchase, and Seller desires to sell and transfer to Purchaser, the Membership Interests on the terms and conditions hereafter set forth; and

     WHEREAS, Company desires to cooperate with Purchaser and Seller and provide all necessary and appropriate assistance to the parties to effect the purchase and sale transaction contemplated by this Agreement.

     NOW, THEREFORE, in consideration of the terms, covenants and conditions hereinafter set forth, the parties hereto agree as follows:

                       ARTICLE 1: PURCHASE AND SALE PRICE

     1.1 Purchase and Sale of the Membership Interests. At the Closing (defined herein) and in the manner herein provided, Seller shall sell, deliver and assign to Purchaser the Membership Interests free and clear of any and all liens and/or encumbrances, and Purchaser shall purchase the Membership Interests from Seller on the terms and conditions set forth herein.

     1.2 Purchase Price. Subject to the terms and conditions of this Agreement and in reliance on the representations and warranties of Seller contained herein, and in consideration of the sale, conveyance, transfer and delivery of the Membership Interests provided for in this Agreement, Purchaser agrees to pay to Seller at the Closing an aggregate purchase price ("Purchase Price"), set forth below and payable as follows:

     (1) Issuance to Seller of Four Million Four Hundred Thousand (4,400,000) common shares of Poore Brothers, Inc., $0.01 par value, that have not been registered under the Securities Act of 1933 (the "1933 Act"), as amended ("Closing Shares"), which shall carry piggyback registration rights as provided in the Registration Rights Agreement attached hereto as Exhibit 1.2.1. Purchaser shall deliver 3,900,000 of the Closing Shares to Seller at Closing and deposit the remaining 500,000 Closing Shares with the Escrow Agent pursuant to Section
7.18 herein.

          (2) Issuance to Seller of a Warrant to purchase Four Hundred Thousand (400,000) common shares of Poore Brothers, Inc., that have not been registered under the 1933 Act, at an exercise price of $1.00 per share ("Warrant for Additional Shares"), subject to the terms set forth herein and in the Warrant Agreement attached as Exhibit 1.2.2.

     1.3 Closing Financial Information.

          With the full and good faith cooperation of Purchaser in accessing relevant information, within a reasonable time prior to the Closing Date, Seller and Company shall cause to be prepared and delivered to the parties a Statement of Liabilities of Company as of the Closing Date ("Closing Liability Statement"). Reasonably contemporaneous with the Closing, and with the full and good faith cooperation of Purchaser in assessing relevant information, Seller and Company shall cause to be prepared a Statement of Assets of Company as of the Closing Date (the "Closing Statement of Assets"; collectively, with the Closing Liability Statement, the "Statements"). Each entry in the Statements, shall be calculated and stated in accordance with generally accepted accounting principles ("GAAP") applied in a manner consistent with the preparation of Company's audited balance sheet as of December 31, 1998 (the "Balance Sheet").

     1.4 [RESERVED]

     1.5 Use of Cash and Working Capital. Purchaser acknowledges that, notwithstanding any other provision in this Agreement, Company shall be entitled to utilize any and all working capital and cash available to Company prior to the Closing for valid business reasons in accordance with Section 4.1 of this Agreement.

     1.6 Accounts and Notes Receivable. Company will deliver to Purchaser a schedule of all accounts and notes receivable (and the face amounts thereof) of Company which are reflected on the Closing Statement of Assets within thirty
(30) days following Purchaser's receipt of the Closing Statement of Assets.

     1.7 Required Shareholder Approval. Seller understands and acknowledges that the number of shares of Purchaser's common stock, par value $.01 per share (the "Common Stock"), presently authorized for issuance pursuant to its Certificate of Incorporation, as amended (the "Certificate of Incorporation"), is not sufficient to satisfy Purchaser's obligations to issue the Closing Shares and the Warrant Shares. Consequently, an amendment to the Certificate of Incorporation, which requires the approval of Purchaser's shareholders in accordance with the terms of the Certificate of Incorporation and the Delaware General Corporation Law, is required to increase the number of authorized shares of Common Stock to an amount that will be sufficient to satisfy such obligations. Seller further understands and acknowledges that, pursuant to the rules and regulations of The Nasdaq Stock Market, Inc. (the "NASDAQ Rules"), Purchaser is required to obtain, prior to the consummation of the transactions contemplated by this Agreement, the approval of its shareholders with respect to
(i) the issuances of Common Stock required to be made by Purchaser pursuant to this Agreement and the Warrant; and (ii) the consummation of the transactions contemplated by this Agreement. The required approvals of Purchaser's shareholders referred to in this Section are hereinafter sometimes referred to collectively as, the "Required Shareholder Approvals". Seller understands and acknowledges that there can be no assurance from Purchaser or otherwise that any of the above-mentioned Required Shareholder Approvals will be obtained. In the event any of the Required Shareholder Approvals are not obtained on or before October 22, 1999 (as the same is subject to extension under subsection 9.5(b) below) and, as a result, Purchaser is unable to consummate the transactions contemplated by this Agreement, Seller's sole remedy will be the payment by Purchaser of the break-up fee referred to in Article 9 hereof.

         1.8 Payment of Taxes and Other Charges. Seller shall pay any transaction privilege tax, use tax, excise tax or other transfer fee or tax which may be imposed by any governmental agency with respect to the sale, transfer, conveyance and assignment of the Membership Interests pursuant to this Agreement.

                  ARTICLE 2: REPRESENTATIONS AND WARRANTIES OF
                              OF SELLER AND COMPANY

     The following representations are made to Purchaser:

     2.1 Due Organization of Company, etc.. Seller and Company represent and warrant that: (a) Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite company power and authority to carry on its business as it is now being conducted and to own, operate and lease its properties and assets; (b)
Exhibit 2.1.1 lists each of the states where Company is qualified as a foreign limited liability company; and (c) Exhibit 2.1.2 contains complete and correct copies of Company's: (i) articles of organization; (ii) operating agreement; and
(iii) good standing certificates from the secretary of state of the State of Delaware and each of the states listed on Exhibit 2.1.1; and (iv) certificates of authority for the states listed in Exhibit 2.1.1, each as amended to date.

     2.2 Sole Member, Identity of Manager. Seller and Company represent and warrant that: (a) Seller is the sole Member of Company and the Membership Interests represent 100% of the issued and outstanding membership interests of Company; (b) the Membership Interests are validly issued, fully paid and nonassessable and are owned by Seller, free and clear of all encumbrances or claims; (c) there are no issued and outstanding options, warrants, rights, security, contracts, commitments, understanding or arrangements by which Company is bound to issue any additional membership interest or options to purchase a membership interest; and (d) Larry Polhill is the sole manager of Company.

     2.3 Due Organization of Seller, etc. Seller represents and warrants Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of Illinois and is therefore qualified to do business in Illinois.

     2.4 Subsidiaries. Seller and Company represent and warrant Company has no subsidiaries or investments in any other entity or business operation other than the business operations which are referred to in this Agreement. Neither Company nor Seller owns or holds, directly or indirectly or in any beneficial manner, any interest in Purchaser or any "Affiliate" of Purchaser except as set forth in
Exhibit 2.4 hereto. The term "Affiliate" (including correlative meanings thereof such as "Affiliated") includes any corporation, partnership or other entity in which Purchaser, or any subsidiary of Purchaser, holds, directly or indirectly or in any beneficial manner, any financial interest or, inclusive of natural persons, is a "controlling person", as that term is used in connection with the federal securities laws.

     2.5 Authorization, etc. Seller represents and warrants Seller has full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby.

     2.6 No Violation. Seller and Company represent and warrant Company is not subject to or obligated under any article, certificate of organization or operating agreement which would be breached or violated by Seller's execution, delivery and performance of this Agreement. To the knowledge of Seller and Company, except as set forth on Exhibit 2.6 hereto, Company is not subject to or obligated under any Law (as herein defined), or material agreement, instrument, license, franchise or permit which would be breached or violated by Seller's execution, delivery and performance of this Agreement. Seller will comply with all applicable Laws in connection with Seller's execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby. When used herein, the term "Law(s)" shall mean, without limitation, all foreign, federal, state and local laws, statutes, rules, regulations, codes, ordinances, plans, orders, judicial decrees, writs, injunctions, notices, decisions or demand letters issued, entered or promulgated pursuant to any foreign, federal, state or local law.

     2.7 Governmental Authorities. Seller represents and warrants that, to the knowledge of Seller, except as set forth on Exhibit 2.7 hereto, Seller is not required to submit any notice, report or other filing with, and no consent, approval or authorization is required by, any governmental or regulatory authority in connection with Seller's execution and delivery of this Agreement and the transfer and conveyance of the Membership Interests to Purchaser as contemplated hereby.

     2.8 Assets and Net Sales. Seller and Company represent and warrant neither Company nor any "Ultimate Parent Entity" (as defined in 16 C.F.R. 801.1(a)
(1988)) of Company immediately prior to the purchase and sale transaction contemplated hereunder is a person that has total assets or annual net sales of $10,000,000 or more within the meaning of 15 U.S.C. Section 18a.

     2.9 Financial Statements. Seller and Company represent and warrant that Seller and Company have heretofore delivered to Purchaser true and complete copies of Company's balance sheets as of the end of each calendar quarter, beginning with the calendar quarter ending June 30, 1998; and continuing with the calendar quarter ending March 31, 1999, and statements of income for the quarters then ended, each such balance sheet and statement of income (except for the 1998 year-end balance sheet (the "Balance Sheet") and the 1998 income statement (the "Income Statement"), which were prepared by Clifton Gunderson,
PLC) being internally prepared. All such financial information fairly presents the financial position (unaudited, where internally prepared, but subject only to general ordinary and recurring year-end adjustments) of Company as of the respective dates thereof, and such statements of income fairly present the results of operations for the period therein referred to, all in accordance with generally accepted accounting principles consistently applied throughout the periods indicated (except as stated therein or in the notes thereto). December 31, 1998 shall hereinafter be referred to as the "Financial Statement Date."

     2.10 No Material Undisclosed Liabilities, Claims, etc. Seller and Company represent and warrant that, to the knowledge of Seller and Company, except for:
(a) liabilities reflected or reserved against in the Balance Sheet; and (b) regular and usual liabilities and obligations incurred in the ordinary course of business consistent with past practices; and (c) those liabilities, obligations and claims described on Exhibit 2.10 hereto, Company does not have any material liabilities or obligations nor is it subject to any material claims, except liabilities, obligations or claims that may be contingent or unmatured; however, Seller and Company represent and warrant they have no knowledge of any specific incident, occurrence or event giving rise to any such contingent or unmatured liability, obligation or claim.

     2.11 Absence of Certain Changes. Seller and Company represent and warrant that, to the knowledge of Seller and Company, except as set forth on Exhibit
2.11.1 hereto, since the Financial Statement Date, there has not been: (a) any material adverse change in the business, prospects, financial condition, earnings or operations of Company or any material loss or curtailment of any material customer accounts of Company; (b) any damage, destruction or loss, not adequately covered and indemnified by insurance, materially adversely affecting Company's properties and business; (c) any redemption or other acquisition of membership interests of Company; (d) any material increase in the compensation payable by Company to its members, managers, officers or those employees listed on Exhibit 2.11.2, or any adoption of or material increase in any bonus, insurance, pension or other employee benefit plan, payment or arrangement made to, for or with any such party; (e) any entry by Company into any commitment or transaction for the purchase, lease or other acquisition of capital equipment or other capital items with an individual purchase or lease value of more than $5,000, including, without limitation, any related borrowing, other than the capital expenditures identified on Exhibit 2.32; (f) any change by Company in accounting methods, practices or principles adopted by Company since the Financial Statement Date; (g) any adoption of any statute, rule, regulation or order which would materially and adversely affect the operations of Company; (h) any termination or waiver of any material rights of value to the business of Company; (i) any other transaction or event that would materially and adversely affect the operations of Company other than in the ordinary course of business of Company; (j) any material transaction or conduct by Company inconsistent with past business practices; (k) any adoption or material amendment of any collective bargaining, bonus, profit sharing, compensation, pension, retirement, deferred compensation or other plan, agreement, trust, fund or arrangement for the benefit of employees; or (l) any agreement or understanding made or entered into by Company to do any of the foregoing.

     2.12 Contracts. Seller and Company represent and warrant that, to the knowledge of Seller and Company, except as set forth on Exhibit 2.12 hereto, Company is not in default or alleged to be in default under any material contract or agreement nor does Seller have knowledge of any default by any other party to any material contract or agreement entered into with Company and neither Seller nor Company has knowledge of any event, condition or occurrence which, after notice or lapse of time, or both, would constitute a material default under any such material contract or agreement.

     2.13 True and Complete Copies. To the knowledge of Seller and Company, copies of all agreements, contracts and documents delivered and to be delivered hereunder by Seller or Company are, and will be, true, correct and complete copies of such agreements, contracts and documents. All written summaries of oral agreements, if any, are, and will be, to the knowledge of Seller and Company, true and complete.

     2.14 Title and Related Matters. Seller and Company represent and warrant that, to the knowledge of Seller and Company, Company has good and marketable title to the fixed assets and personal property reflected in the Balance Sheet or acquired after the date thereof, and all Company intangibles (except inventories disposed of in the ordinary course of business and consistent with past practices) free and clear of all mortgages, security interest liens, pledges, claims, escrows, options, rights of first refusal, indentures, easements, licenses, security agreements or other agreements, arrangements, contracts, commitments, understandings, obligations, charges or encumbrances of any kind or character, except as reflected on the schedule of liens and encumbrances attached hereto as Exhibit 2.14. To the knowledge of Company and Seller, Company: (a) owns or leases, directly and indirectly, all of the material assets and properties; and (b) is a party to all licenses and other agreements, presently used or necessary to carry on the business of Company as presently conducted.

     2.15 Real Property. Seller and Company represent and warrant that Company owns no real property and is not a tenant under any lease of real property used by Company except as described on Exhibit 2.15. Seller and Company represent and warrant, except as set forth on Exhibit 2.15 hereto: (a) to the knowledge of Seller and Company, neither Company nor the lessor(s) under any such lease is in default or alleged to be in default under any real property lease; (b) neither Company nor Seller has knowledge of any event or occurrence which, with or without notice or lapse of time, would constitute a material default thereunder entitling either party to terminate the lease; and (c) except for a requirement to obtain the lessor's and any prior lienholder's prior written consent, the continuation of all such leases will not be materially and adversely affected by the transfer and sale of the Membership Interests contemplated by this Agreement or, if any would be so affected, Seller and Company warrant they will cause an appropriate written consent to such transaction to be delivered to Purchaser prior to the Closing Date at no material cost or other material adverse consequences to Company.

     2.16 Premises. Seller and Company represent and warrant that, to the knowledge of Seller and Company, except as set forth on Exhibit 2.16 hereto, each parcel of real property, building, structure and improvement owned, leased or otherwise utilized by Company (collectively, the "Premises") substantially conforms to all applicable Laws, including zoning regulations and that, upon the sale of the Membership Interests to Purchaser, Company will not be prohibited from continuing to use such properties, buildings, structures or improvements, for the purposes for which they are now utilized.

     2.17 Personal Property. To the knowledge of Seller and Company, Company's personal property is in the aggregate and reasonably good condition and working order and each individual item of personal property which would cost an excess of $5,000.00 to replace is in reasonably good condition and working order.

     2.18 No Disposition of Assets. Seller and Company represent and warrant that, to the knowledge of Seller and Company, except as set forth on Exhibit
2.18 hereto, there has not been, since the Financial Statement Date, any sale, lease or any other disposition or distribution by Company of assets or properties reflected on the Balance Sheet having an aggregate fair market value of more than $5,000 or any other subsequently acquired assets having an aggregate fair market value of more than $5,000, except transactions in inventory in the ordinary and regular course of business consistent with past practices or as otherwise known to, and previously approved by, Purchaser.

     2.19 Litigation. Seller and Company represent and warrant that, to the knowledge of Seller and Company, except as set forth on Exhibit 2.19 hereto, there is no suit, action, investigation or proceeding pending or threatened against Company or Seller which, if adversely determined, would materially and adversely affect the business, prospects, operations, earnings, properties or the condition, financial or otherwise, of Company, nor do Company or Seller have knowledge of any judgment, decree, injunction rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator outstanding against Company having any such effect.

     2.20 No Partnerships or Joint Ventures. Seller and Company represent and warrant that except as set forth on Exhibit 2.20 hereto, Company is not a party to any joint venture or partnership or other profit or loss sharing agreement.

     2.21 Tax Returns and Audits. Seller and Company represent and warrant to Purchaser that Seller does not pay any tax at the entity level (except for AD VALOREM real and personal property taxes) including, without limitation, income or transaction privilege or sales taxes. No liens or obligations relating to said taxes will bind or affect Company or Purchaser post-Closing. Except as disclosed on Exhibit 2.21, within the times and in the manner prescribed by law, Company has filed all federal, state and local tax returns required by any applicable tax Law.

     2.22 Government Contracts. Seller and Company represent and warrant that, to the knowledge of Seller and Company, except as set forth on Exhibit 2.22 hereto, no material contract or other material aspect of the business of Company is subject to the Armed Services Procurement Regulations or other regulations of any governmental agency or that Company has bid on or been awarded any "small business set aside contract", any other "set aside contract" or other order or contract requiring small business or other special status at any time since its inception.

     2.23 Compliance with Law.

          (a) Seller and Company represent and warrant that, to the knowledge of Seller and Company, except as set forth on Exhibit 2.23.1 hereto, Company has not previously failed or is currently failing, to comply with any applicable Laws relating to its business or the operation of its assets where such failure or failures would individually, or in the aggregate have a material adverse effect on the financial condition, business, operations or prospects of Company. Except as set forth on Exhibit 2.23.1 hereto, neither Company nor Seller has knowledge that Company is not materially in compliance with all applicable Laws relating to: (i) anti-competitive practices; (ii) price fixing; (iii) health and safety; and (iv) the environment. Except as set forth on Exhibit 2.23.1 hereto, neither Company nor Seller has knowledge of any current proceedings of record or threatened proceedings, nor has either party received written notice from any governmental or regulatory authority containing any charge or allegation of a violation by Company of any Law, including, without limitation, any requirement of the United States Federal Trade Commission, any state or foreign franchise agency or regulatory authority, OSHA or any pollution or environmental control agency (including air and water).

          (b) Seller and Company represent and warrant that, to the knowledge of Seller and Company, Exhibit 2.23.2 contains copies of all reports of inspections by representatives of any federal, state or local governmental entity or agency of the business and properties of Company since its organization through the Effective Date hereof under OSHA and under all other applicable health and safety Laws. Seller and Company represent and warrant, except as described in
Exhibit 2.23.2 there is no other written notice received by Company of any actual or alleged violation by Company of any other material registration, safety, health, environmental, anti-competitive or employment practice Laws that would materially and adversely affect the financial condition, business, or a material portion of the assets, operations, prospects, or earnings of Company.

     2.24 Absence of Certain Business Practices. Seller and Company represent and warrant that, except as set forth in Exhibit 2.24, neither Seller or Company, or, to the knowledge of Seller and Company, any person employed by, owning a direct or beneficial interest in, or Affiliated with, Seller or Company, nor any officer, employee, member, manager or agent of Company or Seller, any other person or entity acting on behalf of or associated with Company or Seller, or any other entity, directly or indirectly owned or controlled by Seller or Company, acting alone or together, has: (a) received, directly or indirectly, any illegal rebates, payments, commissions, promotional allowances or other economic benefit, regardless of its nature or type, from any customer, supplier, trading company, shipping company, governmental employee or other entity or individual with whom Company has done business directly or indirectly; or (b) directly or indirectly, given or agreed to give any illegal gift or similar benefit to any customer, supplier, trading company, shipping company, governmental employee or other person or entity who is or may be in a position to help or hinder the business of Company (or assist Company in connection with any actual or proposed transaction) which: (i) might subject Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding; (ii) if not given in the past, have had a material adverse effect on the assets, business or operations of Company as reflected in the Balance Sheet; or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of Company or which might subject Company to suit or penalty in any private or governmental litigation or proceeding.

     2.25 ERISA and Related Employee Benefit Matters.

          (a) Seller and Company represent and warrant that Exhibit 2.25.1 lists each "employee welfare benefit plan" (within the meaning of Section 3 (l) of the Employee Retirement Income Security Act of 1974 ("ERISA")) maintained by Company or to which Company contributes or is required to contribute, including any multi-employer plan ("Welfare Benefit Plans") and sets forth as of the most recent valuation date: (i) the amount of any liability of Company for payments due with respect to any Welfare Benefit Plan; (ii) the amount of any payment made and to be made, stated separately, by Company with respect to any Welfare Benefit Plan for the plan year during which the Closing is to occur; and (iii) with respect to any Welfare Benefit Plan to which Section 505 of the Code applies, a statement of assets and liabilities for such Welfare Benefit Plan as of the most recent valuation date. Without limiting the foregoing, Exhibit
2.25.1 discloses any obligations of Company to provide retiree health benefits to current or former employees of Company.

          (b) Seller and Company represent and warrant that Company does not and has never maintained or contributed to any "employee pension benefit plan" (within the meaning of Section 3(2) of ERISA).

          (c) Seller and Company represent and warrant that, to the knowledge of Seller and Company, except as shown on Exhibit 2.25.3: (a) any Welfare Benefit Plans maintained by Company complies with the provisions of ERISA and the Code and all other statutes, orders, governmental rules and regulations applicable to such Welfare Benefit Plans; or (b) Company has performed all of its material obligations currently required to have been performed under all such Welfare Benefit Plans; or (c) there are no actions, suits or claims (other than routine claims for benefits) pending or threatened against or with respect to any Welfare Benefit Plans, or of facts that give rise to any actions, suits or claims (other than routine claims for benefits) against such plans.

          (d) Seller and Company represent and warrant that, to the knowledge of Seller and Company, except as described on Exhibit 2.25.4: (a) each Welfare Benefit Plan, if any, has been administered to date in compliance with the requirements of ERISA and the Code; or (b) no plan fiduciary of any Welfare Benefit Plan has engaged in: (i) any transaction in violation of Section 406(a) or (b) of ERISA; or (ii) any "prohibited transaction" (within the meaning of Section 4975(c)(1) of the Code) for which no exemption exists under Section 408 of ERISA or Section 4975(d) of the Code.

          (e) Seller and Company represent and warrant that Exhibit 2.25.5 lists each fringe benefit, profit sharing, deferred compensation, bonus, pension, retainer, consulting, retirement, welfare or other incentive plan or agreement, and any other employee benefit plan, arrangement or commitment not previously listed on the Exhibits to this Section 2.25 that is maintained by Company or to which Company contributes or is required to contribute.

          (f) Seller and Company represent and warrant that, to the knowledge of Seller and Company, Exhibit 2.25.6 contains a complete list of all employees of Company as of April 1, 1999, the amount of vacation pay accrued to each such employee as of said date, and identifies each employment agreement not terminable on 30 days or less written notice.

          (g) Copies of Plans. Seller and Company represent and warrant that, to the knowledge of Seller and Company, Exhibit 2.25.7 lists and contains true and complete copies of each Welfare Benefit Plan annual reports (Form 5500 series) including, without limitation, all schedules thereto and all financial statements with attached opinions of independent accountants and current summary plan descriptions, filed by Company with any governmental agency since Company's inception.

          (h) Continuation Coverage Requirements for Health Plans. Seller and Company represent and warrant that, to the knowledge of Seller and Company, except as described on Exhibit 2.25.8, any group health plan of Company (including any plans of Affiliates of Company that must be taken into account under Section 4980B of the Code) has been operated in compliance with the group health plan continuation coverage requirements of Section 4980B of the Code and Title I, Part 6 of ERISA.

          (i) Valid Plans. Seller and Company represent and warrant that, except as described on Exhibit 2.25.9, Company and Seller have no knowledge (a) that any Welfare Benefit Plan is not legal, valid and binding and in full force and effect or that there are any actual or alleged defaults thereunder; or (b) the rights of Company thereunder will be impaired by the consummation of the purchase and sale of the Membership Interest contemplated by this Agreement; or
(c) any rights of Company thereunder will not be enforceable by Purchaser at and after the Closing without the consent or agreement of any other party.

     2.26 Intellectual Property. Except as set forth in Exhibit 2.26 and this Section, neither Seller nor Company make any representation or warranty whatsoever with respect to Company's right, title, and interest in or its right to use any Intellectual Property. Exhibit 2.26 sets forth a general description of the facts and circumstances relating to the acquisition by Company of any rights or interests in the copyrights, trademarks, service marks, patent applications and registrations of the foregoing Intellectual Property. Company has received no notice from any third party that the products or services currently manufactured, distributed or provided by Company, or processes used by Company, violate any license or infringe upon any intellectual property rights or similar rights of any third party and, to the knowledge of Company and Seller, such products, services or processes do not violate any license or infringe upon any intellectual rights or similar rights of any third party.

     2.27 Warranties. Except as set forth in Exhibit 2.27, neither Seller nor Company has knowledge that there are any material claims existing or threatened under or pursuant to any warranty of Company, whether expressed or implied, on products or services sold by Company through the Closing.

     2.28 Labor Relations. Seller and Company represent and warrant that, except as set forth in Exhibit 2.28, neither Company nor Seller has knowledge that Company has experienced any labor strikes, work stoppages or received any demands for collective bargaining by any union or labor organization since Company's formation or that any collective bargaining relationship exists between Company and any union. Seller and Company represent and warrant, except as set forth in Exhibit 2.28, to the knowledge of Company and Seller: (a) Company has not experienced nor is experiencing any dispute or controversy with any union or other organization of Company's employees or notice of any threatened dispute or controversy; (b) there are no pending arbitration proceedings and Company has received no notice of any threatened proceedings. Seller and Company represent and warrant, except for those employees listed on
Exhibit 2.28, and those whose resignations will be sought by Purchaser hereunder, to the knowledge of Company and Seller, no employees of Company and no officers of Company have resigned, advised Company of an intention to resign from such employment or refused to continue employment with Company since the Financial Statement Date.

     2.29 Insurance. Seller and Company represent and warrant that Exhibit 2.29 lists and includes copies of all certificates of coverage regarding all of Company's existing insurance policies, the premiums therefore and the coverage of each policy. Seller and or Company has heretofore provided to Purchaser true, correct and complete copies of all such insurance policies and all such insurance policies are in full force and effect. Seller and Company represent and warrant that Company has not received any notice from any party stating or otherwise indicating that the polices listed on Exhibit 2.29 are not in full force and effect except those which shall expire by their terms on or prior to the Closing Date.

     2.30 Liability for Products. Seller and Company represent and warrant that, except as set forth in Exhibit 2.30, neither Company nor Seller has knowledge of any claims against Company for injury to person or property of its employees or any third parties suffered as a result of the provision, sale or distribution, at wholesale or at retail, of any product of Company, including, but not limited to, claims arising out of the defective or unsafe nature of its products.

     2.31 Environmental Matters.

          (a) For purposes of this Section:

               (1) "Hazardous Materials" means any hazardous, infectious or toxic substance, chemical, pollutant, contaminant, emission or waste which is or becomes regulated by any local, state, federal or foreign authority. Hazardous Materials include, without limitation, anything which is: (i) defined as a "pollutant" pursuant to 33 U.S.C.'1362(6); (ii) defined as a "hazardous waste" pursuant to 42 U.S.C. `6921; (iii) defined as a "regulated substance" pursuant to 42 U.S.C. `6991; (iv) defined as a "hazardous substance" pursuant to 42 U.S.C.'9601(14); (v) defined as a "pollutant or contaminant" pursuant to 42 U.S.C. `9601(33); (vi) petroleum; (vii) asbestos; and (viii) polychlorinated biphenyl.

               (2) "Environmental Laws and Regulations" means all limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any Laws relating to pollution, nuisance or the environment including, without limitation, (i) the Federal Clean Air Act, 42 U.S.C. Sections 7401 et seq.; (ii) the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Sections 9601 et seq.; (iii) the Federal Emergency Planning and Community Right-to-Know Act, 42 U.S.C. Sections 1101 et seq.; (iv) the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Sections 136 et seq.; (v) the Federal Water Pollution Control Act, 33 U.S.C. Sections 1251 et seq.; (vi) the Solid Waste Disposal Act, 42 U.S.C. Sections 6901 et seq.; (vii) the Toxic Substances Control Act, 15 U.S.C.
Sections 2601 et seq.; (viii) Laws relating in whole or part to emissions, discharges, releases or threatened releases of any Hazardous Material, whether federal, state or local; and (ix) Laws relating in whole or part to the manufacture, processing, distribution, use, coverage, disposal, transportation storage or handling of any Hazardous Material.

          (b) Seller and Company represent and warrant that, except as set forth in Exhibit 2.31.1, neither Company nor Seller has knowledge that Company has failed to obtain or is required to obtain any permit, license or other authorization which Company does not currently possess in order to comply with any Environmental Law or Regulation with respect to Company's operations as presently conducted.

          (c) Seller and Company represent and warrant that, to the knowledge of Company and Seller and except as set forth in Exhibit 2.31.2, Company has not received notice from any governmental or regulatory authority of any civil, criminal, administrative or other action, suit, demand, claim, hearing, notice of violation, proceeding, investigation, or demand pending, received, or threatened against Company under any Environmental Law or Regulation.

          (d) Seller and Company represent and warrant, to the knowledge of Company and Seller, Exhibit 2.31.3 contains complete copies of all environmental investigations, assessments, audits, studies, tests and related materials in possession of Company, or known to Company to exist, which relate to the current or prior operations of Company or any real property now or previously owned, operated, leased or utilized by Company.

          (e) Seller and Company represent and warrant that, to the knowledge of Seller and Company, Company has not received notice from any governmental or regulatory authority alleging or charging that Company's business and products have not always been conducted, manufactured, and distributed, or are not currently being conducted, manufactured and distributed, in accordance with all applicable Environmental Laws or Regulations.

     2.32 Capital Expenditures. Seller and Company represent and warrant Company has outstanding commitments for capital expenditures as set forth in Exhibit 2.32, which Exhibit includes a schedule of substantially all moneys disbursed on account of capital expenditures made by Company between the Financial Statement Date and the Effective Date. Company warrants that no capital expenditures or commitments will be made by Company except as set forth in Exhibit 2.32 or with Purchaser's prior written consent.

     2.33 Suppliers. Seller and Company represent and warrant that, except as set forth in Exhibit 2.33, neither Company nor Seller has knowledge that any supplier of goods or services to Company that has made sales or provided services representing, individually, more than $25,000.00 in payments or contractual commitments by Company within the last 12 months has: (i) ceased, or indicated any intention to cease, doing business with Company, or (ii) changed or indicated any intention to change any material terms or conditions for future supply or sale of products or services from the terms or conditions that existed with respect to the supply or sale of such products or services during the 12 month period ending on the Effective Date.

     2.34 Dealings with Affiliates. Seller and Company represent and warrant that Exhibit 2.34 sets forth a complete list (including the parties) and copies (or a detailed summary in the case of an oral agreement) of all material oral or written contracts, arrangements or other agreements (except employment agreements entered into in the ordinary course of business) to which Company is, will be, or has been a party at any time from the organization of Company to the Closing Date, and to which any other Affiliate of Company was, or is also, a party.

     2.35 Business Generally. Seller and Company represent and warrant that, to the knowledge of Company and Seller, since December 31, 1998, there have been no events, transactions or information which could reasonably be expected to have a material adverse effect on the business and operations of Company, except as set forth in Exhibit 2.35, and Company is not a party to any agreement, contract or covenant limiting Company from competing in any kind of business or with any person or other entity in any geographic area.

     2.36 Bank Accounts.  Seller and Company  represent and warrant that Exhibit
2.36 is a list of all bank accounts, lock boxes, post office boxes and safe deposit boxes maintained in the name of or controlled by Company and the names of the persons having access thereto.

     2.37  Compensation.  Seller and Company  represent and warrant that Exhibit
2.37 lists the most recent job title and total annual remuneration (including, without limitation, salary, commissions and bonuses) for each officer, member, manager, employee or consultant of Company who received total remuneration in excess of $40,000.00 from Company during any fiscal year since Company's inception or who is expected to receive total remuneration in excess of such amount during the current fiscal year. Company represents and warrants it has not, since the Financial Statement Date, and will not prior to the Closing Date, increase or commit to increase the base compensation, commission bonus or the rate (or any other component) of total compensation payable or to become payable by Company to any employee (including any manager or officer), whether such person is listed on Exhibit 2.37 or not, and no extraordinary compensation or bonus will be paid by Company without prior consent of Purchaser.

     2.38 Disclosure of Changes. Seller and Company represent and warrant that each will promptly notify Purchaser in writing of any of the following events or occurrences known to wither party: (a) any material threat or the commencement of a lawsuit or claim against Seller or Company materially affecting Company, the operation and conduct of Company's business or its prospects or challenging the validity or propriety of, or seeking to enjoin or to set aside the purchase and sale of the Membership Interests contemplated by this Agreement; (b) any material adverse change in the financial condition of Company or Company's business; or (c) any material change in any representations or warranties of Seller or Company set forth in this Agreement.

     2.39  Knowledge.   For  purposes  of  this  Agreement,  the  term  "known",
"knowledge" or phrase "to the knowledge of Seller and Company" or variants thereof, shall mean the actual knowledge of facts, circumstances, conditions, occurrences or events known to any officer, director, member, ten percent (10%) or greater shareholder or key employee (i.e., Don Addington, Gary Folk and/or

James Denman) of either Seller or Company. It is understood that none of the foregoing persons have any affirmative duty to further investigate Company in connection with this purchase and sale transaction.

     2.40 Materiality. When used herein, the term "Material" (or variants thereof) shall mean a change or variation in any item to which the adjective is applied which would either cause that item to vary by more than ten percent (10%) or which, if the item came to pass, would cause a variance of more than ten percent (10%) in the earnings or Balance Sheet assets of Company. However, no item or series of items shall be deemed "material" unless the net adverse effect thereof is greater than $20,000.00.

     2.41 Joint and Several Representations. Seller and Company acknowledge that, although representations are stated as being made by Seller and Company, in the event any representation hereunder is false, such representation shall be deemed solely to have been made by Seller and Purchaser shall have full recourse against the Escrowed Shares (as herein defined) for any Damages (as herein defined) caused thereby. Seller hereby waives and discharges any right of contribution, reimbursement, subrogation or otherwise against Company for the falsehood of any representation made hereunder, Seller acknowledging that Purchaser is relying upon the Escrowed Shares to reimburse Purchaser for breached representations and warranties and would not seek recompense or recourse against, if the transaction contemplated hereby close, its controlled Affiliate, Company, nor would Purchaser accept any third party right of action against Company, thereby diluting Purchaser's assets in such event.

             ARTICLE 3: REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to Seller, as follows:

     3.1 Corporate Organization, etc. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and is therefore qualified to do business in Delaware.

     3.2 Capitalization. As of the date of this Agreement, Purchaser has authorized capital stock consisting of 15,000,000 shares of Common Stock, par value $.01 per share and 50,000 shares of preferred stock, par value $100.00 per share.

     3.3 Authorization, etc. In the event that both: (i) Purchaser's Board of Directors approves and ratifies this Agreement and the transactions contemplated hereby, and (ii) all Required Shareholder Approvals are obtained, Purchaser will have full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and no other corporate proceedings on its part will be necessary to authorize this Agreement or the transactions contemplated hereby.

     3.4 No Violation. Upon fulfillment of Purchaser's conditions precedent described in Sections 7.2, 7.12, 7.13 and 7.14 below, Purchaser will not be subject to or obligated under any certificate of incorporation, bylaw, Law or any agreement or instrument, or any license, franchise or permit, which would be breached or violated by its execution, delivery or performance of this Agreement. Purchaser will comply with all known Laws in connection with its execution, delivery and performance of this Agreement and the transactions contemplated hereby.

     3.5 Governmental Authorities. Upon fulfillment of Purchaser's conditions precedent described in Sections 7.2, 7.13 and 7.14 below, Purchaser will not be required to submit any notice, report or other filing with, and no consent, approval or authorization is required by, any governmental or regulatory authority in connection with Purchaser's execution or delivery of this Agreement or the consummation of the transactions contemplated hereby, except for necessary Articles of Incorporation amendments reflecting, if it is adopted, the Required Shareholder Approvals and necessary securities regulatory filings and/or notices.

                   ARTICLE 4: COVENANTS OF SELLER AND COMPANY

     Except as otherwise consented to or approved by Purchaser, from the date of execution hereof until the Closing, Seller and Company, and each of them, covenant and agree as set forth in this Article 4 below. Company, however, shall not be responsible for any actions in breach of, or inconsistent with its covenants and agreements herein, taken by, or performed by Company at the direction of Purchaser pursuant to that certain Management Agreement, by and between Purchaser and Company, dated effective as of April 1, 1999 (the "Management Agreement"). With respect to the covenants and agreements of Company referenced herein, Seller covenants and agrees to cause Company, subject to the terms of the Management Agreement to act or refrain from acting in a manner inconsistent with such covenants and agreements.

     4.1 Regular Course of Business. Company will: (i) operate its business in the ordinary course, diligently and in good faith, consistent with past management and operating practices; (ii) maintain substantially all of its properties in customary repair, order and condition, reasonable wear and tear excepted; (iii) maintain (except for expiration due to lapse of time) all leases and contracts described herein in effect without change except as expressly provided herein or except as caused by the actions or elections of third parties outside the control of Company; (iv) substantially comply with the provisions of all Laws applicable to the conduct of its business; (v) not knowingly cancel, release, waive or compromise any debt, claim or right in its favor having a value in excess of $1,000 other than in connection with returns for credit or replacement in the ordinary course of business; and (vi) maintain insurance coverage up to the Closing Date in current amounts.

     4.2 Amendments. Except as required in connection with the transactions contemplated in this Agreement, no change or amendment shall be made in Company's Articles of Organization or Operating Agreement. Company will not merge into or consolidate with any other limited liability company, corporation or person, or change the character of its business.

     4.3 No Transfer of Membership Interests. Unless and until this Agreement expires or is terminated by the act of any party as permitted herein, Seller shall not, directly or indirectly, exchange, transfer, assign, pledge or encumber the Membership Interests, nor shall Seller grant, directly or indirectly, any right to acquire, dispose of, vote or otherwise control in any manner such Membership Interests except to Purchaser at Closing. Seller shall not offer any interest in the Membership Interests, and Company shall not issue any other membership interests or offer any of Company's assets for sale or exchange to a third party nor will Seller or Company entertain any negotiation from a third party respecting the same. If Seller shall breach its obligation herein to refrain from offering any interest in the Membership Interests to a third party, Seller shall be liable to Purchaser for liquidated damages in the amount of Two Hundred Fifty Thousand Dollars ($250,000.00) as provided in subsection 9.4(c) below, without Purchaser, to the fullest extent permitted by law, waiving any other claims or causes of action Purchaser may have in the event of such a breach.

     4.4 Bonuses. Prior to Closing, Company will not pay, set aside, accrue, agree to or become liable in any manner for any bonus, of any nature or type, to Seller or to any employee, manager or officer of Company.

     4.5 Capital and Other Expenditures. Company will not make any capital expenditures, or commitments with respect thereto, except as set forth in
Exhibit 2.32. Company will not prepay any debt or obligation (except for prepaying trade accounts payable in the normal course of business to take advantage of cash discounts).

     4.6 Borrowing. Company will not: (i) incur, assume or guarantee any indebtedness or capital leases; or (ii) create or permit to become effective any mortgage, pledge, lien, encumbrance or charge of any kind upon its assets other than in the ordinary course of business.

     4.7 Other Commitments. Company will not enter into any transaction or make any commitment or incur any obligations except in the ordinary course of business consistent with past practices which individually exceed the sum of $5,000 or, in the event of a related series of transactions, in the aggregate exceed the sum of $10,000 without the prior consent of Purchaser.

     4.8 Interim Financial Information. Company will prepare and deliver to Purchaser and Seller unaudited monthly financial statements of Company within twenty (20) business days following the end of each month ending between the Financial Statement Date and the Closing Date certified by Company's President or Manager as having been prepared in accordance with procedures employed by Company in preparing prior monthly financial statements for internal purposes.

     4.9 Full Access and Disclosure.

          (a) Company shall afford to Purchaser and its counsel, accountants and other authorized representatives access during business hours to Company's plants, properties, books and records in order that Purchaser may have full opportunity to make such reasonable investigations as it shall desire to make of the affairs of Company and Company will cause its officers, members, managers and employees to furnish such additional financial and operating data and other information as Purchaser shall from time to time reasonably request.

          (b) From time to time prior to the Closing Date, Company will promptly supplement or amend in writing information previously delivered to Purchaser with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or disclosed.

     4.10 Consents. Company will exert its reasonable best efforts to obtain on or prior to the Closing Date all consents necessary for the consummation of the transactions contemplated hereby.

     4.11 Further Assurances. Company and Seller, directly and through their respective legal counsel, will cooperate with Purchaser at all times and in all reasonable manners requested by Purchaser and its counsel in endeavoring to obtain the Required Shareholder Approvals or otherwise to fulfill Purchaser's obligations under federal or state securities laws or regulations, NASDAQ Rules or any other securities or similar law, rule or regulation applicable to Purchaser or the transactions or the related proxy statements contemplated hereby. Company and Seller further agree to cooperate in reviewing any proxy statements for accuracy.

     4.12 Fulfillment of Conditions. Seller and Company will take all commercially reasonable steps and exert their good faith best efforts to perform all necessary or desirable acts, and proceed diligently and in good faith, to satisfy each condition to the obligations of Purchaser contained in this Agreement and will not intentionally take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition.

                  ARTICLE 5: COVENANTS OF PURCHASER AND COMPANY

     Except as otherwise consented to or approved by Seller, from the Effective Date and continuing after the Closing as provided herein, Purchaser and Company covenant and agree as set forth in this Article 5 below. Company, however, shall not be responsible to Purchaser for any actions in breach of, or inconsistent with its covenants and agreements herein, taken by, or performed by Company after the Closing or at any time at the direction of Purchaser pursuant to the Management Agreement. With respect to the covenants and agreements of Company relating to the period following the Closing, Purchaser covenants and agrees to cause Company to act and/or to refrain from acting in a manner inconsistent with such covenants and agreements. Prior to Closing, pursuant to the Management Agreement, Purchaser agrees not to take any knowing and willful steps which would cause Company to act or refrain from acting in a manner consistent with such covenants and agreements.

     5.1 Confidentiality. Purchaser, on behalf of itself, and its directors, officers, employees and agents, covenants and agrees to treat in confidence all confidential and proprietary information provided by Seller and Company to Purchaser or any of its Affiliates, employees, officers, and agents regarding Company or its business, except information provided to it which is publicly available or becomes publicly available through no act of Purchaser, or which is disclosed to Purchaser by a third party which did not acquire the information under an obligation of confidentiality. Purchaser shall take all reasonable measures necessary to prevent disclosure of such confidential and proprietary information to third parties without the prior written consent of Seller or Company. Seller and Company agree that disclosure of information concerning Company and the contemplated purchase and sale transaction that is not confidential or proprietary to Company, and determined by a Purchaser's legal counsel to be necessary to fulfill Purchaser's reporting requirements under applicable securities laws, shall be permitted hereunder without such consent. In the event of the termination of this Agreement prior to the Closing, at the request of Seller or Company, Purchaser shall promptly return to Seller or Company, as the case may be, all copies of confidential and proprietary information previously provided to Purchaser, and Purchaser or shall not retain any copies of the same.

     5.2 Books and Records. Purchaser and Company covenant and agree to preserve and keep Company's books and records for such period as Purchaser shall retain same, but in no event less than a period of three (3) years from the Effective Date, and shall, during such period of retention or for at least three (3) years, make such books and records available to Seller and former officers, members and managers of Seller and Company for any reasonable purpose. It is understood that Company may retain, either in so-called "hard copy" and/or in electronic media, copies of all such books and records available at Closing.

     5.3 Fulfillment of Conditions. Purchaser will take all reasonable steps and exert its good faith best efforts to perform all necessary or desirable acts, and proceed diligently and in good faith, to satisfy each condition to the obligations of Seller contained in this Agreement and will not take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition.

     5.4 Approval of Board of Directors. Purchaser warrants that it will cause its Board of Directors to formally consider and act upon a proposed resolution that it approve and ratify the execution and delivery of this Agreement within ten (10) days following the Effective Date, or such later date as Seller may subsequently agree to in writing. Seller and Company agree that if Purchaser's Board of Directors declines, for any reason whatsoever, to approve and ratify this Agreement as provided herein, neither Seller nor Company will pursue any action against Purchaser, Seller and Company acknowledging that the only obligation of Purchaser (or of its officers, directors or agents) in this regard is to bring the matter before its Board of Directors for consideration within ten (10) days of the Effective Date of this Agreement.

     5.5 Third Party Consents and Approvals. Purchaser warrants that it will make all reasonable good faith efforts to obtain prior to Closing, or such other date agreed to in writing by Seller, the consent and approval of all lenders, and regulatory authorities which must consent to the transactions contemplated hereby based on existing agreements or securities laws affecting Purchaser including, but not limited to, Wells Fargo Business Credit, Inc., Renaissance Capital Group, Inc. and Wells Fargo Small Business Investment Company, Inc. A current list of such parties is attached hereto as Exhibit 5.5.

                           ARTICLE 6: OTHER AGREEMENTS

     Purchaser, Seller and Company represent, warrant, covenant and agree as provided below.

     6.1 Consultants, Brokers and Finders. Seller represents and warrants that Seller has not retained any consultant, broker or finder in connection with the transactions contemplated by this Agreement. Purchaser represents and warrants that, except Stifel, Nicolaus & Company, Incorporated, St. Louis, Missouri
("Stifel"), the fees of which are payable by Purchaser under the terms of a separate agreement, Purchaser has not retained any consultant, broker or finder in connection with the transactions contemplated by this Agreement. Seller and Purchaser each hereby agree to indemnify, defend and hold the other party and its officers, members, managers, directors, employees and Affiliates, harmless from and against any and all claims, liabilities or expenses for any brokerage fees, commissions or finders' fees due to any consultant, broker or finder alleged to have been retained by the indemnifying party.

     6.2 Noncompetition Agreements. At the Closing, Purchaser and Seller agree to execute a Noncompetition Agreement in substantially the form set forth in
Exhibit 6.2. At or prior to the Closing, Company and Seller agree to exert their reasonable best efforts to encourage employees Gary Folk and Don Addington to enter into noncompetition arrangements in conjunction with their Employment Agreements defined in Section 6.5.

     6.3 Taxes.

          (a) Seller agrees to indemnify Purchaser for all Taxes of Company to the extent such Taxes are assessed at the entity level to Company rather than assessed directly to Seller and are not adequately provided for as current Taxes on the Closing Liability Statement: (i) for taxable periods ending on or before the Closing Date; and (ii) for any period not ending on or before the Closing Date, for the portion of any Taxes attributable to the period ending on the Closing Date. The amount of any deficiency in Taxes described herein shall be treated as a Damage Claim recoverable by Purchaser as provided in Article 9.

          (b) For any period that includes but does not end on the Closing Date:
(i) liability for any Taxes determined by reference to income, capital gains, gross income, gross receipts, sales, net profits, windfall profits or similar items or resulting from a transfer of assets shall be allocated between Seller and Purchaser or Company based on the date on which such items accrued, and (ii) liability for all other Taxes shall be allocated between Seller and Purchaser or Company, pro rata based on the number of days in the taxable period for which each party is liable for Taxes hereunder. In the event Seller is liable under subsection 6.3(a) hereof for Taxes due as described in the preceding sentence, the amount of such deficiency in Taxes shall be treated as a Damage Claim recoverable by Purchaser as provided in Article 9 herein.

          (c) Company shall prepare and file all tax returns and reports of Company due on or prior to the Closing Date, which returns and reports shall be prepared and filed timely and on a basis consistent with existing procedures for preparing such returns and reports and in a manner consistent with the prior practice with respect to the treatment of specific items on the returns or reports; PROVIDED, HOWEVER, that if the treatment of any item on any such return or report has not been provided by prior practice, Company shall report such items in a manner that would result in the least amount of Tax liability to Company and Purchaser for periods ending after the Closing Date. Purchaser and Company agree to reasonably assist in preparing tax returns and reports for the period prior to the Closing Date and to cause Company to prepare and file all tax returns and reports of Company due after the Closing Date, which returns and reports, to the extent they relate to taxable periods beginning prior to, but including, the Closing Date, and for the purpose of determining Seller's liability for Taxes, shall be prepared and filed timely and on a basis consistent with existing procedures for preparing such returns and in a manner consistent with prior practice with respect to the treatment of specific items on the returns and reports, unless such treatment does not have sufficient legal support to avoid the imposition of penalties. In the event Seller is liable under subsection 6.3(a) hereof for Taxes due in connection with the returns described in the preceding sentence, the amount of such deficiency in Taxes shall be treated as Damage Claim recoverable by Purchaser or Company as provided in Article 9 herein.

          (d) Purchaser, Company and Seller shall provide each other with such assistance as may reasonably be requested by the others in connection with the preparation of any return or report of Taxes, any audit or other examination by any authority, or any judicial or administrative proceedings relating to liabilities for Taxes. Purchaser, Company and Seller agree to retain for the full period of any applicable statute of limitations and, upon request, provide the others with any records or information which may be relevant to such preparation, audit, examination, proceeding or determination.

          (e) If, in connection with any examination, investigation, audit or other proceeding in respect of any tax return covering the operations of Company on or before the Closing Date, any governmental body or authority issues to Company or Purchaser a written notice of deficiency, a notice of reassessment, a proposed adjustment, an assertion of claim or demand concerning the taxable period covered by such return, the party receiving the notice shall notify
Seller of its receipt of such communication from the governmental body or authority within thirty (30) business days after receiving such notice of deficiency, reassessment, adjustment or assertion of claim or demand. Except as provided below, Seller shall, at its expense, have the nonexclusive right to participate in the contest of any such assessment, proposal, claim reassessment, demand or other proceedings in connection with any tax return covering taxable periods of Company ending on or before the Closing Date. Purchaser and Company shall reasonably cooperate with Seller and provide Seller reasonable access to all relevant documents, records and other materials in their possession and, upon Seller's request and reasonable notice, permit Seller to examine, review and copy relevant documents and other materials at the offices of Company or Purchaser at Seller's sole expense. Purchaser and Company will not be obligated to settle or resolve any issue related to Taxes for any such period, which, if so settled or resolved, could have an adverse affect on Company or Purchaser for periods after the Closing Date, unless Seller agrees in writing with Purchaser and Company, in terms reasonably satisfactory to Purchaser and Company, to indemnify Purchaser and Company from any cost, damage, loss or expense relating to such settlement or resolution. Notwithstanding anything in this Agreement to the contrary, if any examination, investigation, audit or other proceeding relates to a tax return for a period that begins before and ends after the Closing Date, Purchaser and Company shall manage and control all activities relating to the attempted resolution of such examination, investigation, audit or other proceeding, provided that Seller shall be permitted to participate in any meetings and telephone conferences relating to the matter involving Company and the entity conducting the examination, investigation, audit or proceeding, upon request, receive copies of all correspondence received and transmitted by Company or Purchaser in connection with such examination, investigation, audit or proceeding, and, if a personal liability of Seller for pre-Closing Taxes is involved (as opposed to a Damage Claim hereunder), Seller shall be entitled to reasonably participate in any such proceeding and neither Purchaser nor Company without Seller's consent (such consent not to be unreasonably withheld) will settle such proceeding if such settlement would have a material adverse effect on Seller's personal tax liability.

          (f) If there is an adjustment to any return or report of Taxes for Company which creates a deficiency in any Taxes for which Seller is liable under the provisions of subsection 6.3(a) hereof, the amount of such deficiency in Taxes shall be treated as a Damage Claim recoverable by Purchaser as provided in
Article 9 herein. No liability of Seller under this subsection 6.3(f) shall be incurred until the occurrence of any action by any Tax authority that is final or, if not final, is acquiesced in by Seller during the course of any audit or any proceeding relating to Taxes.

          (g) All federal, state, local, foreign and other transfer, sales, use or similar Taxes applicable to, imposed upon or arising out of the transfer of the Membership Interests shall be paid by the party upon whom the Tax is assessed.

     6.4 Escrow Agreement. Purchaser, Seller and Stifel, as "Escrow Agent", will enter into an Escrow Agreement (herein so called) in substantially the form set forth in Exhibit 6.4.

     6.5 Employment Agreements, Resignations. Subject to the terms and conditions of this Agreement, at the Closing, Company and Seller shall exert their reasonable best efforts to encourage and cause Gary Folk and Don Addington, to execute and deliver to Company two (2) original counterparts of Employment Agreements (herein so called), each of which shall be dated as of the Closing Date and in form and content identical to Exhibit 6.5.1. The Employment Agreements shall provide for such persons' respective employment with Company for an initial one (1) year term commencing on the Closing Date, at the same rate as each person's annual salary on the Closing Date. Purchaser and Company agree to cause Company to implement a voluntary so-called 401(k) profit-sharing plan in 1999. However, it is understood that any contributions, if any, made to such a plan by Company shall be in the sole and absolute discretion of Company. Seller agrees to cause to be delivered to Purchaser at the Closing the resignations of the officers and/or managers of Company identified on Exhibit
6.5.2 hereto.

     6.6 Confidentiality. Seller on behalf of itself, and its directors, officers, employees and agents, covenants and agrees to treat in confidence all confidential and proprietary information provided by Purchaser and Company to Seller or any of its Affiliates, employees, officers, and agents regarding Company or its business, except information provided to it which is publicly available or becomes publicly available through no act of Seller, or which is disclosed to Seller by a third party which did not acquire the information under an obligation of confidentiality. Seller shall take all reasonable measures necessary to prevent disclosure of such confidential and proprietary information to third parties without the prior written consent of Purchaser. Purchaser agrees that disclosure of information concerning Company and the contemplated purchase and sale transaction that is not confidential or proprietary to Company, and determined by a Seller's legal counsel to be necessary to fulfill Seller's reporting requirements under applicable securities laws, shall be permitted hereunder without such consent. In the event of the termination of this Agreement prior to the Closing, at the request of Purchaser, Seller or Company shall promptly return to Purchaser all copies of confidential and proprietary information previously provided to Seller or Company and Seller or shall not retain any copies of the same.

              ARTICLE 7: CONDITIONS TO THE OBLIGATIONS OF PURCHASER

     Except as otherwise provided herein, the obligation of Purchaser to consummate the purchase of the Membership Interests and to perform its other obligations under this Agreement shall be subject to the material satisfaction, on or before the Closing Date, or such other date specified herein, of each of the following conditions unless waived in writing by Purchaser:

     7.1 Representations and Warranties, Performance. The representations and warranties made by Seller and Company herein shall be true and correct on the date of this Agreement and on the Closing Date with the same effect as though made on such date; Seller shall have performed and complied in all material respects with all material agreements, covenants and conditions required by this Agreement to be performed and complied with by Seller prior to the Closing Date; Seller and Company shall have caused the President, manager or an appropriate officer of Company, to have delivered to Purchaser a certificate, dated the Closing Date, in the form designated Exhibit 7.1 hereto, certifying to such matters and the other conditions contained in this Article 7.

     7.2 Consents and Approvals. All consents from, and filings with, third parties, regulators and governmental agencies required prior to Closing to consummate the transactions contemplated hereby, or which, either individually or in the aggregate, if not obtained, would cause a material adverse effect on the financial condition or business of Company, shall have been obtained and delivered to Purchaser.

     7.3 Opinion of Seller's Counsel. Purchaser shall have received the opinion of Seller's independent legal counsel dated as of the Closing Date, to the following effect:

          (a) Seller is an Illinois corporation, duly organized, validly existing and in good standing and has the requisite company power and company authority: (a) to own, lease and operate its properties; (b) to carry on its business in the places where and in the manner in which it is presently being conducted; and (c) to consummate the transactions contemplated by, and to perform its obligations under, this Agreement. The execution and delivery of this Agreement, the consummation of the transactions contemplated by, and the performance of the obligations under, this Agreement have been duly authorized by Seller and no other proceedings on the part of Seller are necessary in connection therewith.

          (b) Although acknowledging that California law does not apply to this Agreement, but assuming that California law governed this Agreement, this Agreement (not including agreements contained or referenced in Exhibits attached hereto) constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms, and when the Assignment Documents (as defined below) are executed, delivered and/or recorded and/or filed, as appropriate, title to the Membership Interests will be vested in Purchaser free and clear of all liens and encumbrances; provided that counsel need not opine to the enforceability of liquidated damage clauses.

          (c) Neither the execution and delivery of this Agreement by Seller nor the consummation of the transactions contemplated by, nor the performance of Seller's obligations under, this Agreement (not including non-competition agreements contained or referenced in Exhibits attached hereto) will: (a) violate any provisions of Seller's Articles of Incorporation or bylaws; (b) violate any statute, code, ordinance, rule or regulation of the State of

California applicable to Seller, or (c) result in the creation of any lien, security interest, charge or other encumbrance against the Membership Interests.

          (d) No consent, approval, authorization or other action by any federal, state or local governmental agency or instrumentality is required prior to the Closing in connection with the execution and delivery by Seller of this Agreement, the consummation by Seller of the purchase, sale and transfer of the Membership Interests contemplated by, or the performance of Seller's obligations under, this Agreement.

     7.4 Opinion of Company's Counsel. Purchaser shall have received the opinion of independent legal counsel of Company dated as of the Closing Date, to the following effect:

          (a) Company is a Delaware limited liability company, duly organized, validly existing and in good standing in the jurisdictions identified on Exhibit
2.1.1 hereto, and has the requisite company power and company authority: (a) to own, lease and operate its properties; (b) to carry on its business in the places where and in the manner in which it is presently being conducted; and (c) to consummate the transactions contemplated by, and to perform its obligations under, this Agreement. The execution and delivery of this Agreement, the consummation of the transactions contemplated by, and the performance of the obligations under, this Agreement have been duly authorized by Company and no other proceedings on the part of Company are necessary in connection therewith.

          (b) Company's issued capital consists solely of the Membership Interests. The Membership Interests have been duly authorized and are validly issued, fully paid and nonassessable and have been issued and transferred to Seller in compliance with all applicable state and federal securities laws.

          (c) Although acknowledging that California law does not apply to this Agreement but assuming that California law governed this Agreement, this Agreement (not including non-competition agreements contained or referenced in Exhibits attached hereto) would constitute a legal, valid and binding obligation of Company enforceable against Company in accordance with its terms, and when the Assignment Documents (as defined below) are executed, delivered and/or recorded and/or filed, as appropriate, title to the Membership Interests will be vested in Purchaser free and clear of all liens and encumbrances; provided that counsel need not opine to the enforceability of liquidated damage clauses.

          (d) Neither the execution and delivery of this Agreement by Company nor the performance Company's obligations under this Agreement (not including non-competition agreements contained or referenced in Exhibits attached hereto) will: (a) violate any provisions of Company's Articles of Organization or Operating Agreement; (b) violate any statute, code, ordinance, rule or regulation of the State of California applicable to Company or the operation and conduct of Company's business; or (c) result in the creation of any lien, security interest, charge or other encumbrance upon any of Company's assets or the Membership Interests.

          (e) No consent, approval, authorization or other action by any federal, state or local governmental agency or instrumentality is required prior to the Closing in connection with the execution and delivery by Company of this Agreement or the performance of Company's obligations under this Agreement.

     7.5 No Adverse Change. There shall have been no material adverse change since the Financial Statement Date in the business, prospects, financial condition, earnings or operations of Company other than those resulting from actions taken by Purchaser under the Management Agreement.

     7.6 No Proceeding or Litigation. No action, suit or proceeding before any court or any governmental or regulatory authority shall have been commenced or threatened, and no investigation by any governmental or regulatory authority shall have been commenced or threatened against Seller, Company, Purchaser or any of their respective principals, officers, directors, members or managers seeking to restrain, prevent or change the transactions contemplated hereby or questioning the validity or legality of any of such transactions or seeking damages in connection with any of such transactions.

     7.7 Review. A full due diligence review of Company and its business shall have been completed by Purchaser, its legal counsel, its outside consultants, or others appointed by Purchaser. Purchaser shall have been satisfied in its sole and absolute discretion with the results of its due diligence review of Company and its business operations, prospects and assets. Purchaser shall bear the costs of such due diligence review.

     7.8 Other Documents. Seller shall have furnished or caused Company to furnish Purchaser with such other and further documents and certificates of its officers and others as Purchaser shall reasonably request to evidence compliance with the conditions set forth in this Agreement, including, but not limited to the review and approval of complete audited Financial Statements for the year ended December 31, 1998 and approval thereof in Purchaser's sole reasonable discretion.

     7.9 Identified Debt Limit. The total indebtedness of Company as reflected on the Closing Statement of Liabilities shall not exceed the sum of the principal amount of Company's term debt as of April 1, 1999, plus the maximum permitted amount of Company's line of credit as of April 1, 1999.

     7.10 Other Agreements. The Agreements described in Article 6 shall have been entered into and delivered.

     7.11 Withholding Certificate. Purchaser shall have received from Seller an executed withholding certificate in the form attached hereto as Exhibit 7.11.

     7.12 Approval of Purchaser's Board of Directors. Purchaser's Board of Directors shall have considered and ratified the execution and delivery of this Agreement within ten (10) days following the Effective Date as described in
Section 5.4 hereof, or such later date as agreed to in writing by Seller.

     7.13 Required Shareholder Approvals. Purchaser shall have obtained the Required Shareholder Approvals on or before October 22, 1999, or such later date as provided in subsection 9.5(b) or agreed to in writing by Seller.

     7.14 Approval of Third Parties and Board. Prior to October 22, 1999 or such later date as agreed to in writing by Seller, Purchaser shall have received the written consent and approval of the transactions contemplated by this Agreement from the parties identified on Exhibit 5.5. Such written consent and approvals shall have been in form and substance reasonably satisfactory to Purchaser in its sole discretion. In that regard, Seller understands that Purchaser's Board of Directors has not, as of the date hereof, approved the transactions contemplated hereby and may, at any time, indicate that Purchaser does not wish to become involved in the transaction described herein. Seller and Company agree that if the Board of Directors so acts, neither Seller nor Company will pursue any action against Purchaser, Seller and Company acknowledging that the only obligation of Purchaser (or of its officers, directors or agents) respecting the transaction is to bring the matter before its Board of Directors for consideration within ten (10) days of the date this Agreement is executed. Purchaser also must receive, prior to Closing, the consents of all lenders, regulatory authorities, shareholders (inclusive of the Required Shareholder Approvals) and investors which must consent to the transactions contemplated hereby based on existing agreements or securities laws affecting Purchaser including, but not limited to, Wells Fargo Business Credit, Inc., Renaissance Capital Group, Inc. and Wells Fargo Small Business Investment Company, Inc. Purchaser shall also be entitled to receive, in form and substance reasonably satisfactory to Purchaser, the consent of the Existing Lender (herein so called) to Company to the transactions contemplated hereby (together with such amendments to such financing documentation as may be reasonably requested by Purchaser), together with the consent of said lender (or its affiliate), as holder of an underlying lien encumbering Company's principal premises located in Bluffton, Indiana, to, and ratification of, the existing lease respecting said premises. Purchaser shall also be entitled to obtain, at Purchaser's expense, an estoppel certificate, in form and substance reasonably satisfactory to Purchaser, from the Lessor (herein so called) thereof and title insurance/assurance related thereto, also in form and substance reasonably satisfactory to Purchaser. When used herein, the term "Required Consents" shall mean all of the consents required and/or described in this Section 7.14, with the exceptions of consents given by governmental entities and by Existing Lender and Lessor.

     7.15 Intellectual Property Rights. Purchaser shall be satisfied in its sole discretion that the Intellectual Property Rights listed in Exhibit 2.26 are legally owned and used by Company.

     7.16 Failure of Conditions.

          (a) Seller agrees to use commercially reasonable efforts to satisfy the conditions set forth in this Article 7 to the extent the same are applicable to Seller. If Seller should be unable to satisfy any such condition or conditions set forth in this Article 7, Seller shall notify Purchaser, and Purchaser, by written notice to Seller to be given prior to the Closing or such earlier date as specified herein, shall either: (i) waive such condition or conditions and proceed to close; or (ii) cancel this Agreement.

          (b) If Purchaser elects to cancel this Agreement pursuant to the foregoing provisions, and the failure of condition is not due to Seller's material breach hereunder, Purchaser shall have returned to it all documents Purchaser either deposited with, or delivered to, Seller and thereupon this Agreement shall be deemed null and void and neither party shall have any further obligation or liability under this Agreement, except as otherwise expressly provided in this Agreement.

          (c) If Purchaser's cancellation is due to Seller's material breach hereunder, Purchaser shall have returned to it all documents Purchaser either deposited with, or delivered to, Seller and shall be entitled to the remedies of Purchaser set forth in Section 9.4 below.

     7.17 Escrow. In order to secure payment for the material breach, if any, of the warranties or representations or indemnifications agreed upon in this Purchase Agreement, the Escrow Agreement shall be executed and 500,000 shares of Poore Brothers common stock, constituting a portion of the Closing Shares issued at the Closing, shall be placed in Escrow. On the first anniversary date of the

Closing, the Escrow Agent shall pay, or release as the case may be, all of the remaining Escrow Fund (as defined in the Escrow Agreement) to Seller.

               ARTICLE 8: CONDITIONS TO THE OBLIGATIONS OF SELLER

     Except as otherwise provided herein, the obligation of Seller to consummate the sale and transfer of the Membership Interests and to perform its other obligations under this Agreement shall be subject to the material satisfaction, on or before the Closing Date, or such other date specified herein, of each of the following conditions unless waived in writing by Seller:

     8.1 Representations and Warranties, Performance. The representations and warranties made by Purchaser herein shall be true and correct on the date of this Agreement and on the Closing Date with the same effect as though made on such date; Purchaser shall have performed and materially complied with all agreements, covenants and conditions required by this Agreement to be performed and complied with by it prior to the Closing Date or such earlier date specified herein; and Purchaser shall have delivered to Seller a certificate of a responsible officer, dated as of the Closing Date, certifying to the fulfillment of the conditions set forth herein, in the form designated as Exhibit 8.1 and the other conditions contained in this Article 8.

     8.2 No Proceeding or Litigation. No action, suit or proceeding before any court or any governmental or regulatory authority shall have been commenced, or threatened, and no investigation by any governmental or regulatory authority shall have been commenced, or threatened, against Company, Purchaser, Seller, or any of their respective principals, officers, members, managers or directors, seeking to restrain, prevent or change the transactions contemplated hereby or questioning the validity or legality of any of such transactions or seeking damages in connection with any such transactions.

     8.3 Opinion of Counsel. Seller shall have received an opinion of counsel to Purchaser dated as of the Closing Date to the following effect:

          (a) Purchaser is a Delaware corporation, duly organized, validly existing, in good standing and has the requisite corporate power and corporate authority to consummate the transactions contemplated by, and to perform its obligations under, this Agreement. The execution and delivery of this Agreement, the consummation of the transactions contemplated by, and the performance of the obligations under, this Agreement have been duly authorized by requisite corporate action on the part of Purchaser.

          (b) This Agreement constitutes, and each other agreement or instrument to be executed and delivered by Purchaser pursuant to the terms of this Agreement constitutes, a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with their respective terms.

          (c) Neither the execution and delivery of this Agreement by Purchaser nor the consummation of the transactions contemplated by, nor the performance of Purchaser's obligations under, this Agreement will: (a) violate any provisions of the Articles or Bylaws of Purchaser; (b) violate any statute, code, ordinance, rule or regulation of the State of Arizona applicable to Purchaser;
(c) to said counsel's  knowledge,  violate any judgment,  order,  writ,  decree, injunction or award of any court, arbitrator, mediator, government or governmental agency or instrumentality to which Purchaser is a party or by which Purchaser is bound; and (d) to said counsel's knowledge, violate, breach, conflict with, constitute a default under, result in the termination of or accelerate the performance required by, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Purchaser is a party or by which Purchaser is bound.

          (d) To said counsel's knowledge, there is no pending or threatened litigation or other legal proceeding against Purchaser or challenging the validity or propriety of or seeking to enjoin or to set aside the transactions, contemplated by this Agreement, except as set forth in Purchaser's public filings, reports and/or announcements and in so-called audit letters from such counsel to auditors of Purchaser, the content of which letters need not be disclosed to Seller.

          (e) No consent, approval, authorization or other action by, or filing with, any federal, state or local governmental agency or instrumentality is required in connection with the execution and delivery by Purchaser of this Agreement, the consummation by Purchaser of the transactions contemplated by, or the performance of Purchaser's obligations under, this Agreement; provided, however, that counsel need not opine to securities issues, but only to Arizona law and Delaware corporate law.

     8.4 Payment/Issuance. The payment(s)/issuance(s) required at Closing and described in Section 1.2 shall have been made.

     8.5 Other Documents. Purchaser will furnish Seller with such other documents and certificates to evidence compliance with the conditions set forth in this Article 8 as may be reasonably requested by Seller.

     8.6 Other Agreements. The agreements described in Article 6 shall have been entered into and delivered.

     8.7 Failure of Conditions. Purchaser agrees to use reasonable commercial efforts to satisfy the conditions set forth in this Article 8 applicable to Purchaser. Except as otherwise provided herein, if Purchaser should be unable to satisfy any such condition or conditions set forth in this Article 8, Purchaser shall notify Seller, and Seller, by written notice to Purchaser to be given prior to the Closing, or such earlier date stated herein, shall either: (i) waive such condition or conditions and proceed to close; or (ii) cancel this Agreement. If Seller elects to cancel this Agreement pursuant to the foregoing provisions of this Article 8, the provisions of this Agreement and the Management Agreement shall be deemed null and void and neither party shall have any further obligation or liability under this Agreement, except as otherwise expressly provided in this Agreement.

                               ARTICLE 9: CLOSING

     9.1 Closing. Unless this Agreement shall have been terminated or abandoned pursuant to the provisions of Article 10 hereof, a closing (the "Closing") shall be held on or before 5:00 p.m. on the day which is five (5) business days after all of the Required Consents and other approvals described in Section 7.14 above are fulfilled and/or have been obtained, but in no event later than November 30, 1999, or on such other date mutually agreed upon by Seller and Purchaser (the "Closing Date"), at the offices of Mariscal, Weeks, McIntyre & Friedlander, P.A.

located at 2901 N. Central Avenue, Suite 200, Phoenix, Arizona 85012, or at such other place as Purchaser and Seller shall mutually designate.

     9.2 Deliveries at Closing.

          (a) At the Closing Seller shall duly endorse, with signatures guaranteed, and deliver to Purchaser any certificate or certificate(s) issued by Company evidencing Seller's ownership of the Membership Interests effective as of the Closing Date. In addition, Seller shall execute, with signatures guaranteed, and deliver to Purchaser an Assignment of Membership Interests and in a form and content identical to Exhibit 9.2 (Assignment Document), and Purchaser shall issue and deliver to Seller 3,900,000 of the Closing Shares and execute and deliver to Seller the Warrant for Additional Shares. In addition, Purchaser shall issue and deliver to Escrow Agent the remaining 500,000 Closing Shares. All other agreements, certifications and documents required to be executed and delivered hereunder at the Closing shall be duly and validly executed, delivered or exchanged by and between the respective parties at or prior to the Closing.

          (b) From time to time after the Closing at Purchaser's request and without further consideration from Purchaser, Seller shall execute and deliver such other instruments of conveyance and transfer and take such other action as Purchaser reasonably may require to convey, transfer to and vest in Purchaser and to put Purchaser in possession of the Membership Interests to be sold, conveyed, transferred and delivered hereunder.

          (c) At the Closing, Seller shall deliver to Purchaser resignations of all of the managing members of Company. Seller and Company shall also deliver, if requested by Purchaser, a mutual general release wherein Seller and Company shall release the other from all known and unknown claims in a form and substance reasonably satisfactory to legal counsel for Seller and Purchaser.

     9.3 Legal Actions. If, prior to the Closing Date, any action or proceeding shall have been instituted by any third party unrelated to Seller, Purchaser or Company before any court or governmental agency to restrain or prohibit this Agreement or the consummation of the transactions contemplated herein, the Closing shall be adjourned at the option of Seller or Purchaser for a period of up to 120 days. If, at the end of such 120 day period, the action or proceeding shall not have been resolved in a manner enabling the contemplated purchase and sale transaction to proceed without material damage, loss or harm to Purchaser, Seller or Company, Purchaser or Seller may, by written notice thereof to the other parties, terminate its obligations hereunder.

     9.4 Remedies of Purchaser Prior to or on Closing.

          (a) In the event of any material breach or default of any warranty, covenant, agreement, or obligation of Seller under this Agreement prior to the Closing, Purchaser may at its option, and without prejudice to any other rights or remedies provided under this Agreement for any such breach or default, terminate this Agreement by delivering written notice of termination to Seller on or before the Closing Date. The notice shall specify with particularity the breach or default on which the notice is based.

          (b) Notwithstanding the foregoing subsection 9.4(a), the parties acknowledge that the Membership Interests are unique and that, in the event of a breach or default by Seller under this Agreement, it would be extremely impracticable to measure monetary damages and such damages would be an inadequate remedy for Purchaser. Therefore, in the event of any such breach or default, Purchaser may, at its option, sue for specific performance.

          (c) If Seller materially breaches Section 4.3 of this Agreement, Seller shall pay to Purchaser the sum of Two Hundred Fifty Thousand Dollars ($250,000.00) as and for liquidated damages and not as a penalty. Purchaser and Seller acknowledge that the agreed payment is a reasonable liquidated damage in that Purchaser's damages at the time and place of such a breach would be difficult, because of the uncertain nature of Company's future profitability, to ascertain with precision, and that the foregoing represents a reasonable liquidated damage in the estimation of the parties at this date. It is agreed that the liquidated damage remedy set forth herein is declared to be severable specifically from the balance of this Agreement.

     9.5 Remedies of Seller Prior to or on Closing.

          (a) In the event of any material breach or default of any warranty, covenant, agreement, or obligation of Purchaser under this Agreement prior to the Closing, Seller may at its option, and without prejudice to any other rights or remedies provided under this Agreement for any such breach or default, terminate this Agreement by delivering written notice of termination to Purchaser on or before the Closing Date. The notice shall specify with particularity the breach or default on which the notice is based.

          (b) If Purchaser's Board of Directors has approved this Agreement in accordance with Section 7.15 above and thereafter Purchaser fails to obtain the Required Shareholder Approvals and the Required Consents on or before October 22, 1999, for any reason whatsoever other than the prior anticipatory breach or wrongful termination of this Agreement by Seller, Purchaser shall immediately pay Seller a "break-up fee" as compensation for Seller's expenditures in connection with the contemplated transaction and not as a penalty or damages, of either, (a) the sum of two hundred sixty thousand dollars ($260,000) or, (b) at Purchaser's election, the issuance to Seller of two hundred thousand (200,000) common shares of Purchaser that have not been registered under the 1933 Act. Notwithstanding the foregoing, if the failure to obtain the Required Shareholder Approvals is due to regulatory actions or events beyond Purchaser's reasonable control such as, without limitation, actions taken by the Securities and Exchange Commission, the National Association of Securities Dealers, or any other regulatory authorities, said October 22, 1999 deadline date shall be extended for a reasonable period of time not to exceed sixty (60) days to permit Purchaser to endeavor to obtain all such necessary regulatory consents, authorizations, etc., and to thereafter properly and fully present the matter to Purchaser's shareholders. In addition, if the failure to obtain the Required Consents is due to a failure of Seller or Company to cooperate with Purchaser's endeavors to obtain such Required Consents, said October 22, 1999 deadline date shall be extended for a reasonable period of time not to exceed sixty (60) days to permit Purchaser to endeavor to obtain all such necessary Required Consents.

         9.6 Termination. In the event of the termination of this Agreement by either Purchaser or Seller as provided in this Article 9, upon such termination, Purchaser shall deliver to Seller and Seller shall deliver to Purchaser any and all documentation provided by each party to the other pursuant to the terms of this Agreement.

                     ARTICLE 10: TERMINATION AND ABANDONMENT

     10.1 Methods of Termination. This Agreement may be terminated and the transactions herein contemplated may be abandoned at any time prior to Closing:

          (a) by mutual consent of Purchaser and Seller; or

          (b) by either Purchaser or Seller, if (i) such party is not in breach hereunder and the other party is in material breach hereunder and (ii) this Agreement is not consummated on or before the Closing Date, including extensions.

     10.2 Procedure Upon Termination. In the event of termination and abandonment pursuant to Section 10.1 hereof, this Agreement shall terminate and shall be abandoned, without further action by any of the parties hereto. If this Agreement is terminated as provided herein each party will upon request redeliver all documents and other materials of any other party relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to the party furnishing the same and any deposit shall be returned to Purchaser.

                           ARTICLE 11: INDEMNIFICATION

     11.1 Indemnification by Seller. Seller agrees to indemnify Purchaser and each of its shareholders, officers and directors against any loss, damage or expense (including, but not limited to reasonable attorneys' fees) (collectively, "Damages") incurred or sustained by Purchaser or any of its shareholders, officers or directors as a result of: (a) any material breach of any provision, covenant or agreement contained in this Agreement by Seller other than described in (b) or (c) below; (b) any material inaccuracy in any of the representations or warranties made by Seller in Article 2 of this Agreement to the extent any such inaccuracy relates and is attributable to events, actions, occurrences, conditions or omissions existing prior to the Closing Date; or (c) any material inaccuracy or misrepresentation in any certificate or other document or instrument delivered by Seller or Company in accordance with any provision of this Agreement (the item described in Clauses (b) and (c) immediately above being collectively referred to as "Damage Claims"). The right to indemnification as described in this Article ii shall be the exclusive remedy of Purchaser with respect to Damage Claims. The obligations of Seller as set forth in Section 11.1(b) and (c) shall be subject to and limited by the following:

          a. Purchaser shall give written notice to Seller stating specifically the basis for the claim for Damages, the amount thereof and shall tender defense thereof to Seller as provided in Section 11.2;

          b. All Damage Claims shall cause an adjustment in the Purchase Price and are payable solely pursuant to the Escrow Agreement. Except as provided in
Section 11.4 below, Seller shall not have personal liability to pay any of the Damage Claims and when the Escrowed Shares (as also defined in the Escrow Agreement) are fully released from Escrow, Purchaser shall have no other Damage Claims against Seller except as provided in Section 11.4 below;

          c. No claim for Damages by Purchaser shall be made if Purchaser or Company has been compensated without cost to Company or Purchaser; and

          d. No claim for Damages shall be made by Purchaser if any loss is actually recovered by Company or Purchaser from insurers, or from any third party.

     11.2 Tender of Defense for Damages. Promptly upon receipt by Purchaser of a notice of a claim by a third party which may give rise to a Damage Claim, Purchaser shall give written notice thereof to Seller. No failure or delay of Purchaser in the performance of the foregoing shall relieve, reduce or otherwise affect Damage Claims pursuant to this Agreement, except to the extent that such failure or delay shall have adversely affected the ability to defend against such Damage Claim. If Seller gives to Purchaser an agreement in writing, in a form reasonably satisfactory to Purchaser's counsel, to defend such Damage Claim, Seller may, at its sole expense, undertake the defense against such Damage Claim and may contest or settle such Damage Claim on such terms, at such time and in such manner as Seller, in its sole discretion, shall elect and Purchaser shall execute such documents and take such steps as may be reasonably necessary in the opinion of counsel for Seller to enable Seller to conduct the defense of such Damage Claim. If Seller fails or refuses to defend any Damage Claim, Seller may nevertheless, at its own expense, participate in the defense of such claim by Purchaser and in any and all settlement negotiations relating thereto. In any and all events, Seller shall have such access to the records and files of Purchaser relating to any Damage Claim as may be reasonably necessary to effectively defend or participate in the defense thereof.

     11.3 [RESERVED]

     11.4 Fraud Claims. Notwithstanding the other provisions of this Agreement, Seller shall be fully and personally liable to, and Seller shall pay, protect and defend and indemnify and save and hold Purchaser Indemnitees harmless against any cost, claim, damage or liability to which they may be exposed or which they may suffer (including reasonable attorney's and expert fees) which have been determined by a court or arbitrator of competent jurisdiction to have arisen from Seller's willful and intentional breach hereof or from fraud (hereinafter, "Fraud Claims").

                      ARTICLE 12: MISCELLANEOUS PROVISIONS

     12.1 Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified and supplemented only by written agreement of Seller and Purchaser.

     12.2 Waiver of Compliance; Consents. Any failure of Seller on the one hand, or Purchaser on the other hand, to comply with any obligation, covenant, agreement or condition herein may be waived in writing by Purchaser or Seller, respectively, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 12.2.

     12.3 Expenses. Except in the event of a material breach of this Agreement by a party as provided herein, each party will pay its own legal, accounting and other expenses incurred by such party or on its behalf in connection with this Agreement and the transactions contemplated herein. Such expenses of Company and Seller, up to a limit of Twenty Five Thousand Dollars ($25,000.00), shall be paid for by Company. All such expenses of Seller or Company in excess of Twenty Five Thousand Dollars ($25,000.00), shall be paid for by Seller.

     12.4 Investigations, Survival of Warranties. The respective representations and warranties of Seller and Purchaser contained herein or in any certificates or other documents delivered prior to or at the Closing are true, accurate and correct and shall not be deemed waived or otherwise affected by any investigation made by any party hereto or by the occurrence of the Closing. Each and every such representation and warranty of Seller, Company and Purchaser shall, subject to the limitation of Seller's liability for breach set forth in
Article 11, survive for a period of one (1) year from the Closing Date; provided, however, Purchaser causes of action described in Section 11.4 above shall never expire.

     12.5 Notices. Any notice, request, consent or communication (collectively, a "Notice") under this Agreement shall be effective only if it is in writing and
(i) personally delivered, in (ii) sent by certified or registered mail, return receipt requested, postage prepaid, (iii) sent by a nationally recognized overnight delivery service, with delivery service, or (iv) facsimile, with receipt confirmed by the transmitting party's equipment, addressed as follows:

          (a) If to Seller:

                       Pate Foods Corporation
                       1455 Gardner Street
                       South Beloit, Illinois  60180
                       Telephone: (815) 389-3426
                       Facsimile: (815) 389-5058

              With copy to:

                       Fisher Thurber, L.L.P.
                       Attn: David Fisher, Esq.
                       4225 Executive Square, Ste. 1600
                       La Jolla, California 92037
                       Telephone: (619) 535-9400
                       Facsimile: (619) 535-1616

          or to such other person or address as Seller shall furnish to Purchaser in writing.

          (b) If to Purchaser:

                       Poore Brothers, Inc.
                       Attn: Mr. Thomas Freeze
                       3500 South La Cometa Dr.
                       Goodyear, Arizona 85338
                       Telephone: (602) 932-6200
                       Facsimile: (602) 925-2363

              With a copy to:

                       Mariscal, Weeks, McIntyre & Friedlander, P.A.
                       Attn: Fred C. Fathe, Esq.
                       2901 North Central Avenue, #200
                       Phoenix, Arizona 85012
                       Telephone: (602) 285-5000
                       Telecopier: (602) 285-5100

          or such other persons or addresses as shall be furnished in writing by any party to the other party.

A Notice shall be deemed to have been given as of the date when: (i) personally delivered, (ii) five (5) days after the date when deposited in the United States mail properly addressed, (iii) when receipt of a Notice sent by an overnight delivery service is confirmed by such overnight delivery service, or (iv) when receipt of the telecopy is confirmed, as the case may be, unless the sending party has actual knowledge that a Notice was not received by the intended recipient.

     12.6 Governing Law, Dispute Resolution.

          (a) This Agreement shall be governed by the laws of the state of Arizona (regardless of the laws that might otherwise govern under applicable principles of conflicts of law of the state of Arizona) as to all matters including, but not limited to, matters of validity, construction, effect, performance and remedies.

          (b) Any dispute between any of the parties hereto or any claim by a party against another party arising out of or relating to this Agreement or relating to any alleged breach thereof shall be determined by arbitration in-accordance with the rules of commercial arbitration then in force of the American Arbitration Association. The arbitration proceedings shall take place in Phoenix, Arizona or such other location as the parties in dispute may agree upon. The arbitration proceedings shall be subject to the substantive laws of the state of Arizona. There shall be one arbitrator, as shall be agreed upon by the parties to the dispute, who shall be an individual skilled in the legal and business aspects of the subject matter of this Agreement and of the dispute. In the absence of such an agreement, each party in dispute shall select one arbitrator and the arbitrators so selected shall select a third arbitrator. In the event the arbitrators cannot agree upon the selection of a third arbitrator, such third arbitrator shall be appointed by the American Arbitration Association at the request of any of the parties to the dispute. The arbitrator shall be an individual skilled in the legal and the business aspects of the subject matter of this Agreement and of the dispute. The decision rendered by the arbitrator shall be accompanied by a written opinion in support thereof. Such decision shall be final and binding upon the parties to the dispute without right of appeal. Judgment upon any such decision may be entered into any court having jurisdiction thereof, or application may be made to such court for a judicial acceptance of the decision in an order of enforcement. Costs of the arbitration (including the reasonable attorneys' fees of the prevailing party) shall be assessed by the arbitrator against all or any of the parties to the dispute (with the party who or which is not the prevailing party to be assessed the prevailing party's reasonable attorneys' fees) and shall be paid promptly by the party or parties so assessed.

     12.7 Neutral Interpretation. This Agreement constitutes the product of the negotiation of the parties hereto and the enforcement hereof shall be interpreted in a neutral manner, and not more strongly for or against any party based upon the source of the drafting hereof.

     12.8 Securities Issues. Seller hereby acknowledges that Purchaser will be relying upon exemptions from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and of applicable State securities laws in connection with the issuance of the Closing Shares, the Warrant and any future issuance of the Warrant Shares to Seller. The Closing Shares, the Warrant and the Warrant Shares are hereinafter collectively referred to as the "Securities".

In connection with establishing the applicability of the above-mentioned exemptions, Seller represents and warrants to, and agrees with, Purchaser as follows:

          (a) Immediately after the issuance of the Closing Shares and the Warrant to Seller at Closing, Seller intends to transfer all of the Closing
Shares and the Warrant to an Affiliate entity, American Pacific Financial Corporation, a corporation ("American Pacific"). American Pacific will immediately thereafter transfer all of the Closing Shares and the Warrant to
Capital Foods, LLC, a limited liability company ("Capital Foods"). The beneficial owners (as well as the percentage of ownership by each such person) of the capital stock of Seller are the same as the beneficial owners of the limited liability company interests of Capital Foods. The names and ownership percentages of the beneficial owners of Seller, American Pacific and Capital Foods are set forth in Exhibit 12.8.1 attached hereto.

          (b) The domicile and principal place of business of Seller is the State of Illinois. The domicile and principal place of business of each of American Pacific and Capital Foods is the State of California.

          (c) Seller understands that the transfers of the Closing Shares and the Warrant described in Paragraph (a) above are subject to: (i) the delivery by Seller to Purchaser of a legal opinion in form and substance substantially identical to Exhibit 12.8.2 attached hereto regarding the legality of the transfers of the Closing Shares and the Warrant described in Paragraph (a) above pursuant to federal and state securities laws, and (ii) the delivery to Purchaser of representations and warranties of each of American Pacific and Capital Foods that are substantially similar to the representations and warranties contained in this Section 12.8.

          (d) Seller and each of the beneficial owners of Seller is an "accredited investor" as such term is defined in Securities and Exchange Commission (the "Commission") Rule 501 promulgated under the 1933 Act.

          (e) The Securities are being acquired by Seller for its own account for purposes of investment and not "with a view to" the "distribution" thereof, as such terms are used in the 1933 Act, and the rules and regulations thereunder. By executing this Agreement, Seller represents and warrants to Purchaser that, except as described in Paragraph (a) above, Seller does not have any contract, undertaking, agreement or arrangement, written or oral, with any other person to sell, transfer or grant participation in any shares of the Securities.

          (f) Seller acknowledges that the Securities constitute "restricted securities" under federal and state securities laws insofar as they have not been registered under the 1933 Act or the securities laws of any other jurisdiction, that they may not be resold or transferred without compliance with the registration or qualification provisions of the 1933 Act or applicable federal and state securities laws or an opinion of counsel that an exemption from such registration and qualification requirements is available. Seller is familiar with Commission Rule 144 promulgated under the 1933 Act, as presently in effect, and the resale limitations imposed thereby and by the 1933 Act.

          (g) Seller acknowledges and understands that any certificate or certificates representing the Securities that are issued by Purchaser will bear the following legend or a legend similar thereto:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND COMPLIANCE WITH THE REQUIREMENTS OF ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION AND/OR COMPLIANCE IS NOT REQUIRED.

          (h) Seller and its management (i) have such knowledge, sophistication and experience in financial and business matters, including investments of this type, to be capable of evaluating the merits and risks of an investment in the Securities and of making an informed investment decision with respect thereto, and (ii) fully understand the nature, scope and duration of limitations on transfer contained in this Agreement. Seller is able to: (i) bear the economic risk of its investment in the Securities; (ii) hold the Securities for an indefinite period of time; and (iii) afford a complete loss of its investment.

          (i) Seller has not been organized solely or primarily for the purpose of acquiring the Securities.

          (j) Seller has reviewed the recent reports filed by Purchaser with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, as well as recent press releases issued by Purchaser and has reviewed such additional documentation and information and has conducted such research regarding Purchaser as it has deemed prudent and necessary in connection with the issuance of the Securities to Seller. Based upon such review and research, Seller believes that it is fully aware of the current condition (financial and otherwise) and prospects of Purchaser. Seller has obtained sufficient information to evaluate the merits and risks of Seller's acquisition of the Securities and to make an informed investment decision. Seller acknowledges receipt from Purchaser of copies of certain period and other reports filed by Purchaser with the Commission since January 1, 1999, including without limitation, Purchaser's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998 and Purchaser's Quarterly Reports on Form 10 QSB for the three month periods ended March 31, 1999 and June 30, 1999.

          (k) Seller and its management have had an adequate opportunity to ask questions of and receive answers from the officers of Purchaser concerning any and all matters relating to the transaction described herein including, without limitation, the background and experience of the officers and directors of Purchaser, the plans for the operations of the business of Purchaser, and any plans for additional acquisitions and the like. Seller and its management have asked any and all questions in the nature described in the preceding sentence and all questions have been answered to their satisfaction. All documents, records and other information relating to Purchaser that have been requested by Seller and that are considered by Seller to be material in making a decision to acquire the Securities, have been delivered or made available to it, and Seller's investment decision is based upon its own investigation and analysis and not the representations or inducements of Purchaser or any party or parties acting on its behalf.

     Seller understands that Purchaser will rely on the representations and warranties contained in this Section 12.8 in connection with the issuance of the Securities to Seller.

     12.9 Nondisclosure. No party will disclose the existence or contents of this Agreement or any of the discussions or communications regarding the transactions contemplated by this Agreement to any third persons without the prior written consent of the other party, except as required by applicable law; provided, however, this disclosures shall be permitted without the prior written consent of the other party: (i) to Seller's and Purchaser's respective members, managers, directors, shareholders, key employees, attorneys, accountants and lenders; (ii) to agents and advisors of Seller or Purchaser who may be retained to render services in connection with the transactions contemplated by this Agreement; and (iii) to all persons from whom consents, approvals or amendments are required for the consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing, Seller recognizes the public status of Purchaser and any public filings and/or statements made or caused to be made by Purchaser shall be an exception to the foregoing.

     12.10 Publicity. All notices to third parties and all other publicity concerning the transactions contemplated by this Agreement shall be jointly planned and coordinated by and between Purchaser and Seller. Neither Purchaser nor Seller shall act unilaterally in this regard without the prior written approval of the other party; however, this approval shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Seller recognizes the public status of Purchaser and any public filings and/or statements made or caused to be made by Purchaser shall be an exception to the foregoing.

     12.11 Entire Agreement: Modification. Except as set forth below, this Agreement constitutes the entire agreement between the parties and supersedes all prior and contemporaneous agreements and undertakings of the parties with respect to its subject matter, including, but not limited to, that certain Letter of Intent between Purchaser and Seller, dated March 26, 1999, as supplemented to date. No supplement, modification or amendment of this Agreement shall be binding and enforceable unless executed in writing by the parties.

     12.12 Exhibits and Recitals. The Exhibits attached to this Agreement and the Recitals set forth above are hereby incorporated into and made a part of this Agreement. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. For purposes of this Agreement, any information disclosed in any Exhibit to this Agreement shall be considered to be disclosed in all other Exhibits to the extent that an explicit cross-reference to such other Exhibits appears.

     12.13 Counterparts, Facsimile Signatures. This Agreement may be executed in several counterparts, and all so executed shall constitute one agreement, binding on all of the parties. The parties agree that this Agreement may be transmitted between them via facsimile. The parties intend that the faxed signatures constitute original signatures and that a faxed agreement containing the signatures (original or faxed) of all the parties is binding upon the parties.

     12.14 Attorneys Fees. In the event an action or suit is brought by any party to enforce the terms of this Agreement, the prevailing party shall be entitled to the payment of its reasonable attorneys' fees and costs, as determined by the judge of the court.

     12.15 Parties in Interest. Except as expressly provided in Section 12.19 below, nothing in this Agreement is intended to confer upon any person other than the parties, their respective heirs, representatives, successors and permitted assigns, any rights or remedies under or by reason of this Agreement, nor is anything in this Agreement intended to relieve or discharge the liability of any party, nor shall any provision of this Agreement give any entity any right of subrogation against or action over or against any party.

     12.16 Severability. The invalidity or unenforceability of all or any part of any particular provision of this Agreement shall not affect the other provisions hereof and this Agreement shall be continued in all respects as if such invalid or unenforceable provision were omitted.

     12.17 Risk of Loss. Seller shall bear all risk of loss with respect to Company's assets arising on or prior to the Closing Date. In the event that all or any part of Company's assets are damaged or destroyed by fire, windstorm, flood or any other casualty on or prior to the Closing Date (whether or not insured), Seller shall immediately notify Purchaser of such damage or destruction. In such event, Seller and Purchaser agree as follows:

          (a) If the amount of the casualty loss is less than Fifty Thousand Dollars ($50,000.00), the Purchase Price shall be reduced by the amount of the casualty loss, and Seller shall retain the right to receive proceeds of any insurance policies which cover any such loss.

          (b) If the amount of the casualty loss is Fifty Thousand Dollars ($50,000.00) or more, Purchaser shall have the option to: (a) terminate this Agreement by written, notice to Seller, in which case the parties shall have no further obligations under this Agreement; or (b) continue to proceed with the transactions contemplated by this Agreement. If Purchaser elects to continue to proceed with the transactions contemplated under this Agreement: (1) all insurance proceeds collectible by reason of such casualty loss shall be deemed to have been absolutely and irrevocably assigned to, and shall be payable directly to, Purchaser; (2) Seller shall deliver to Purchaser, on or before the Closing Date, a duly executed assignment of all insurance proceeds, in form and substance acceptance to Purchaser; (3) Purchaser shall have the right to conduct all settlement proceedings with respect to such insurance claims; and (4) Purchaser shall have the right and option to extend the Closing Date for a period of up to sixty (60) days from the date of such casualty loss.

     12.18 Further Documentation. Each party will execute and deliver such further instruments and documents and do such further acts and things as may be required to carry out the intent and purpose of this Agreement.

     12.19 [RESERVED]

     12.20 Completion of Exhibits. This Agreement may be executed without all the Exhibits except Exhibits 1.2.1 and 1.2.2 (Registration Rights Agreement and Warrant) and Exhibit 6.4 (Escrow Agreement). The parties shall, on or before August 31, 1999, diligently endeavor to complete the balance of said Exhibits. The approval of both parties of all of such Exhibits shall be a condition precedent to the obligations of the parties hereunder. If the parties are unable to complete said Exhibits to their mutual reasonable satisfaction with said time, this Agreement shall be canceled and neither party shall have further liability to the other hereunder.

     IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date first hereinabove set forth.

SELLER:                             PATE FOODS CORPORATION
                                    an Illinois corporation and
                                    the sole member of WABASH FOODS, LLC

                                    BY:
                                        ----------------------------------------

                                    Its:
                                         ---------------------------------------



COMPANY:                            WABASH FOODS, LLC
                                    a Delaware limited liability company


                                    BY:
                                        ----------------------------------------
                                        Larry R. Polhill, Manager



PURCHASER:                          POORE BROTHERS, INC.
                                    a Delaware corporation



                                    BY:
                                        ----------------------------------------

                                    Its:
                                         ---------------------------------------

                              SCHEDULE OF EXHIBITS
                                       TO
                       AGREEMENT FOR PURCHASE AND SALE OF
                 LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS


EXHIBIT NO.          TITLE

Exhibit 1.2.1        Registration Rights Agreement

Exhibit 1.2.2        Warrant

Exhibit 2.1.1        States Where Company is Qualified

Exhibit 2.1.2        Company's Articles, Etc.

Exhibit 2.4          Interests in Subsidiaries, Etc.

Exhibit 2.6          Violation of Seller or Company Organizational Documents

Exhibit 2.7          Governmental Consents

Exhibit 2.10         Disclosure of Certain Liabilities

Exhibit 2.11.1       Financial Statement Changes

Exhibit 2.11.2       Employee Compensation Changes

Exhibit 2.12         Defaults under Contracts

Exhibit 2.14         Liens and Encumbrances

Exhibit 2.15         Leases

Exhibit 2.16         Premises Law Violations

Exhibit 2.18         Asset Dispositions

Exhibit 2.19         Litigation

Exhibit 2.20 Company as Party to Partnership or Other Profit or Loss Sharing Agreement

Exhibit 2.21         Defaulted Tax Filings

Exhibit 2.22         Governmental Contracts

Exhibit 2.23.1       Law Compliance Failures

Exhibit 2.23.2       Inspection Reports and Violation Notices

Exhibit 2.24         Payment Practices

Exhibit 2.25.1       Schedule of Employee Welfare Benefit Plans

Exhibit 2.25.3       Notice of Non-Compliance of Welfare Benefit Plans

Exhibit 2.25.4       Notice of Welfare Plan Non-Compliance

Exhibit 2.25.5       Other Plans

Exhibit 2.25.6       Schedule of Employees and Accrued Vacation

Exhibit 2.25.7       Annual Reports

Exhibit 2.25.8       Notice of Health Plan Non-Compliance

Exhibit 2.25.9       Binding Nature of Welfare Benefit Plans

Exhibit 2.26         Intellectual Property Representation and Warrants

Exhibit 2.27         Schedule of Noticed Material Warranty Claims

Exhibit 2.28         Schedule of Known Labor Matters, Etc.

Exhibit 2.29         List and Copies of Insurance

Exhibit 2.30         Schedule of Noticed Product Liability Claims

Exhibit 2.31.1       Notices of Failure to Obtain Required Environmental
                     Permits, etc.

Exhibit 2.31.2       Notices of Environmental Violations

Exhibit 2.31.3       Copies of Environmental Investigations and Reports

Exhibit 2.32         Scheduled Capital Expenditures

Exhibit 2.33         Known Supplier Matters

Exhibit 2.34         Schedule of Contracts With Affiliates

Exhibit 2.35         Schedule of Known Adverse Events, Transactions or
                     Information

Exhibit 2.36         Schedule of Bank Accounts

Exhibit 2.37         Persons Receiving Annual Remuneration in Excess of
                     $40,000.00

Exhibit 5.5          Schedule of Third Parties Required to Approve of Agreements

Exhibit 6.2          Form Non-Competition Agreement

Exhibit 6.4          Form Escrow Agreement

Exhibit 6.5.1        Form Employment Agreements

Exhibit 6.5.2        Employee Resignations to be Delivered by Seller

Exhibit 7.1          Certificate of Fulfillment of Conditions by Seller and
                     Company

Exhibit 7.11         Withholding Certificates

Exhibit 8.1          Certificate of Fulfillment of Conditions of Purchase

Exhibit 9.2          Form of Assignment Document

Exhibit 12.8.1       Beneficial Holdings in Seller

Exhibit 12.8.2       Form of Securities Opinion

                                                                       EXHIBIT F

                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of the ________ day of _________, 1999 by and between POORE BROTHERS, INC., a Delaware corporation (the "Company"), and PATE FOODS CORPORATION, an Illinois corporation ("Pate").

     WHEREAS, the Company and Pate are parties to that certain Agreement for Purchase and Sale of Membership Interests, dated as of __________, 1999 (the "Purchase and Sale Agreement"), in connection with the purchase by the Company from Pate of all of the outstanding membership interests of Wabash Foods, LLC, a Delaware limited liability company. Pursuant to the Purchase and Sale Agreement, the Company is required to provide Pate with certain registration rights with respect to certain shares of the Company's common stock, par value $.01 per share (the "Common Stock"), issuable to Pate pursuant to the Purchase and Sale Agreement; and

     WHEREAS, it is a condition precedent to the closing of the transactions contemplated by the Purchase and Sale Agreement that the Company enter into this Agreement with Pate.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

     1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

          (a) The term "1933 Act" means the Securities Act of 1933, as amended.

          (b) The term "1934 Act" means the Securities Exchange Act of 1934, as amended.

          (c) The term "Holder" means Pate and any other person or entity holding Registrable Securities (as defined below) to whom the registration rights granted in this Agreement have been transferred pursuant to Section 9 hereof.

          (d) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such registration statement.

          (e) The term "Registrable Securities" means (i) the Closing Shares (as such term is defined in the Purchase and Sale Agreement), (ii) the Warrant Shares (as defined below) and (iii) any shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the Closing Shares or the Warrant Shares, but excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which such person's rights under this Agreement are not assigned; PROVIDED, HOWEVER, that any such securities shall cease to be Registrable Securities when (i) one or more registration statements with respect to the sale of such securities shall have become effective under the 1933 Act and all such securities shall have been disposed of in accordance with the plan of distribution set forth therein; (ii) such securities shall have been disposed of in accordance with SEC (as defined below) Rule 144 promulgated under the 1933 Act, or any successor rule or regulation thereto; or (iii) such securities may otherwise be sold to the public in a transaction not requiring registration under the 1933 Act.

          (f) The number of shares of "Registrable Securities Then Outstanding" shall be equal to the sum of the number of shares of Common Stock outstanding which are Registrable Securities.

          (g) The term "Registration Expenses" means all registration, qualification and filing fees, printing expenses, escrow fees and blue sky fees, fees and disbursements of counsel for the Company and of the Company's independent certified public accountants, in each case incident to or required by the registration under this Agreement, and any other fees and expenses of the Company in connection with a registration under this Agreement which are not Selling Expenses.

          (h) The term "SEC" means the Securities and Exchange Commission

          (i) The term "Selling Expenses" means all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders, and any other fees and expenses incurred by Holders (including legal fees and expenses) in connection with a registration under this Agreement.

          (j) The term "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrant for Additional Shares (as such term is defined in the Purchase and Sale Agreement).

          (k) All other capitalized terms used in this Section that are not defined herein shall have the meaning otherwise given in the Purchase and Sale Agreement.

     2. PIGGYBACK REGISTRATION RIGHTS.

          (a) If, at any time or from time to time on or after the date of the one year anniversary of this Agreement (the "Anniversary Date"), the Company shall determine to register any of its Common Stock, either for its own account or for the account of a security holder or holders pursuant to demand registration rights which are exercised on or after the Anniversary Date, other than pursuant to a Registration Statement on Form S-4 or Form S-8, the Company will (i) promptly give each Holder written notice thereof, and (ii) include in such registration (and any related qualification under blue sky or other state securities laws), and in any underwriting involved therein, all of the Registrable Securities specified in a written request or requests made by any Holder within fifteen (15) days after receipt of such written notice from the Company.

          (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the written notice given pursuant to Section 2(a). In such event, the right of any Holder to registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities owned by the Holder in the underwriting to the extent provided under this Section 2. All Holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company and any other holders of securities of the Company distributing their securities through such underwriting) enter into an underwriting agreement with the managing or lead managing underwriter selected by the Company in the form customarily used by such underwriter with such changes thereto as shall be acceptable to the Company. Notwithstanding any other provision of this Section 2, if the managing or lead managing underwriter determines that market factors require that the number of Registrable Securities and other securities requested to be included in the registration be limited, the managing or lead managing underwriter may reduce the number of Registrable Securities and securities of any other holder of securities to be included in the registration. If the registration includes an underwritten primary registration on behalf of the Company, the reduction shall be taken (i) first from and to the extent of the securities requested to be included in such registration by the Holders and the holders of any other securities PRO RATA according to the number of securities requested by the Holders and such holders to be included in the registration, and (ii) thereafter from the securities to be registered on behalf of the Company. If the registration consists only of an underwritten secondary registration on behalf of holders of securities of the Company, the reduction shall be taken (i) first from and to the extent of the securities requested to be included in the registration by the Holders and any other holders of securities included in the registration other than pursuant to demand registration rights PRO RATA according to the number of securities requested by the Holders and such holders to be included in the registration and (ii) thereafter from securities, if any, to be registered on behalf of holders of securities included in the registration pursuant to demand registration rights. The Company shall advise all Holders and other holders participating in such underwriting as to any such limitation and the number of shares that may be included in the registration and underwriting. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing or lead underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          (c) Notwithstanding any other provision of this Agreement, the Company may withdraw a registration for which registration rights have been exercised at any time prior to the time it becomes effective.

     3. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with a registration pursuant to this Agreement shall be borne by the Company. All Selling Expenses relating to the Registrable Securities registered on behalf of the Holders shall be borne by the Holders of such Registrable Securities PRO RATA based upon the total number of Registrable Securities included in the registration or, if such Selling Expenses are specifically allocable to Registrable Securities held by specific Holders, by such Holders to the extent related to the sale of such Registrable Securities.

     4. REGISTRATION PROCEDURES.

          (a) In connection with the registration of Registrable Securities required pursuant to this Agreement, the Company shall as expeditiously as is reasonable:

               (i) Prepare and file with the SEC on any appropriate form a registration statement with respect to such Registrable Securities and use reasonable efforts to cause such registration statement to become effective.

               (ii) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities and other securities covered by such registration statement for a period of 180 days or until the Holder or Holders have completed the distribution described in such registration statement, whichever occurs first.

               (iii) Furnish to each seller of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (at least one of which shall include all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents as such seller may reasonably request in order to facilitate the sale or disposition of such Registrable Securities.

               (iv)  Use   reasonable   efforts  to   register  or  qualify  all
Registrable Securities and other securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as the underwriter shall reasonably request, and do any and all other acts and things as may be reasonably necessary to consummate the disposition in such jurisdictions of the Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in respect of doing business in any such jurisdiction, or to consent to general service of process in any such jurisdiction.

               (v) Immediately notify each seller of Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or if it is necessary, in the opinion of counsel to the Company, to amend or supplement such prospectus to comply with law, and at the request of any such seller prepare and furnish to any such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and shall otherwise comply in all material respects with law and so that such prospectus, as amended or supplemented, will comply with law.

               (vi) Otherwise use reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act.

               (vii) Use reasonable efforts to list such securities on each securities exchange or over-the-counter market, if any, on which shares of Common Stock are then listed.

               (viii) Use reasonable efforts to provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement.

               (ix) Issue to any underwriter to which any holder of Registrable Securities may sell such Registrable Securities in connection with any such registration (and to any direct or indirect transferee of any such underwriter) certificates evidencing shares of Common Stock.

          (b) If requested by the managing or lead managing underwriter for any underwritten offering of Registrable Securities on behalf of a Holder or Holders of Registrable Securities, the Company will enter into an underwriting agreement with the underwriters of such offering, such agreement to contain such representations and warranties by the Company and each such Holder and such other terms and conditions as are contained in underwriting agreements customarily used by such managing or lead managing underwriter with such changes as shall be acceptable to the Company, including, without limitation, provisions relating to indemnification or contribution in lieu thereof.

          (c) The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may from time to time reasonably request and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

          (d) The Holder or Holders of Registrable Securities included in any registration shall, upon request by the Company and the managing or lead managing underwriter, execute and deliver custodian agreements and powers of attorney in form and substance reasonably satisfactory to the Company and such Holder or Holders and as shall be reasonably necessary to consummate the offering.

     5. INDEMNIFICATION.

          (a) The Company will indemnify each Holder with respect to which registration has been effected pursuant to this Agreement, each of its officers and directors, if any, and each underwriter, if any, and each person who controls the Holder or any such underwriter within the meaning of Section 15 of the 1933 Act, against any and all losses, claims, damages, liabilities or expenses (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, or any violation by the Company of the 1933 Act or any rule or regulation promulgated under the 1933 Act applicable to the Company in connection with any such registration, and the Company will reimburse each such Holder, each such underwriter and each person who controls any such underwriter, for any legal and other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claims, loss, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

          (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the 1933 Act and each other such Holder against any and all losses, claims, damages, liabilities and expenses (or actions in respect thereof), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which they were made, not misleading, and will reimburse the Company, such Holders, underwriters or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such

Holder.  Notwithstanding the foregoing,  the liability of each Holder under this
Section 5 shall be limited to an amount equal to the aggregate proceeds received by such Holder from the sale of Registrable Securities hereunder, unless such liability arises out of or is based on willful conduct by such Holder.

          (c) Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claims or any litigation resulting therefrom; PROVIDED, HOWEVER, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (which approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense; PROVIDED, HOWEVER, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. Notwithstanding the foregoing, the Indemnifying Party shall not be entitled to assume the defense for matters as to which there is, in the opinion of counsel to the Indemnifying Party, a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and the litigation resulting therefrom.

     6. CONTRIBUTION.

          (a) If the indemnification provided for in Section 5 hereof is unavailable to the Indemnified Parties in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the statement or omission which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue statement (or alleged untrue statement), of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified
Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by PRO RATA allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.

          (b) Notwithstanding anything to the contrary contained herein, the obligation of each Holder to contribute pursuant to this Section 6 is several and not joint and no selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such selling Holder were offered to the public exceeds the amount of any damages which such selling Holder has otherwise been required to pay by reason of such untrue statement (or alleged untrue statement) or omission (or alleged omission).

          (c) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     7. 1934 ACT REGISTRATION. The Company covenants and agrees that until such time as there shall be no Registrable Securities outstanding:

          (a) It will, if required by law, maintain an effective registration statement (containing such information and documents as the SEC shall specify) with respect to the Common Stock under Section 12(g) of the 1934 Act and will file in a timely manner such information, documents and reports as the SEC may require or prescribe for companies whose stock has been registered pursuant to said Section 12(g).

          (b) It will, if a registration statement with respect to the Common Stock under Section 12(b) or Section 12(g) of the 1934 Act is effective, make whatever filings with the SEC or otherwise make generally available to the public such financial and other information as may be necessary in order to enable the Holders to sell shares of Common Stock pursuant to the provisions of SEC Rule 144 promulgated under the 1933 Act, or any successor rule or regulation thereto or any statute hereafter adopted to replace or to establish the exemption that is now covered by said Rule 144 ("Rule 144").

     The Company represents and warrants that such registration statement or any information, documents or report filed with the SEC in connection therewith or any information so made public shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein not misleading. The Company agrees to indemnify and hold harmless (or to the extent the same is not enforceable, make contribution to the Holders, each of its officers and directors, from and against any and all losses, claims, damages, liabilities or expenses (or actions in respect thereof) arising out of or resulting from any breach of the foregoing representation or warranty, all on terms and conditions comparable to those set forth in Section 5; PROVIDED, HOWEVER, that the Company shall be given written notice and an opportunity to assume on terms and conditions comparable to those set forth in Section 5 the defense thereof.

     8. DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

     9. TRANSFER OF REGISTRATION RIGHTS. The registration rights of any Holder (and of any permitted transferee of any Holder or its permitted transferee) under this Agreement with respect to any shares of Registrable Securities may be transferred to any transferee who acquires (otherwise than in a registered public offering) such shares of Registrable Securities; PROVIDED, HOWEVER, that the Company is given written notice by the Holder at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned.

     10. GOVERNING LAW. This Agreement shall be governed by and construed under the internal laws of the State of Arizona without regard to conflicts of law.

     11.   COUNTERPARTS.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     12. NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the fifth day after the date of mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows: if to the Holder, at its address as shown in the Company records; and if to the Company, at its principal office. Any party may change its address for purposes of this paragraph by giving the other party written notice of the new address in the manner set forth above.

     13. ENTIRE  AGREEMENT.  This Agreement  states the entire  agreement of the
parties   concerning  the  subject  matter  hereof,  and  supersedes  all  prior agreements, written or oral, between them concerning such subject matter.

     14. AMENDMENTS; WAIVERS. This Agreement may be amended, and compliance with any provision of this Agreement may be omitted or waived, only by the written agreement of the Holders of at least a majority in voting power of the then-outstanding Registrable Securities to be bound thereby.

     15. HEADINGS. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

                                        POORE BROTHERS, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:




                                        PATE FOODS CORPORATION


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                       EXHIBIT G

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE " 1933 ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE 1933 ACT, OR AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER HEREOF, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT.

                               WARRANT TO PURCHASE
                                 COMMON STOCK OF
                              POORE BROTHERS, INC.

Date of Issuance: ___________, 1999                             Warrant No. ____

     This certifies that, for value received, POORE BROTHERS, INC., a Delaware corporation (the "Company"), grants PATE FOODS CORPORATION, an Illinois corporation, or registered assigns (the "Registered Holder"), the right to subscribe for and purchase from the Company, at the price of one dollar ($1.00) per share, as such price may be adjusted from time to time (the "Exercise Price"), from and after 9:00 a.m. Phoenix time on ___________, 1999 (the "Exercise Commencement Date") and to and including 5:00 p.m., Phoenix time on ___________, 2004 (the "Expiration Date"), four hundred thousand (400,000) shares, as such number of shares may be adjusted from time to time (the "Warrant Shares"), of the Company's common stock, par value $.01 per share (the "Common Stock"), subject to the provisions and upon the terms and conditions herein set forth. The Exercise Price and the number of Warrant Shares purchasable upon exercise of this Warrant are subject to adjustment from time to time as provided in Section 7 hereof.

     SECTION 1. REGISTRATION. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose in the name of the Registered Holder. The Company may deem and treat the Registered Holder as the absolute owner of this Warrant for the purpose of any exercise hereof or any distribution to the Registered Holder, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     SECTION 2. REGISTRATION OF TRANSFERS AND EXCHANGES.

     (a) Subject to Section 11 hereof, the Company shall register the transfer of this Warrant, in whole or in part, upon records to be maintained by the Company for that purpose, upon surrender of this Warrant, with the Form of Assignment attached hereto completed and duly endorsed by the Registered Holder, to the Company at the office specified in or pursuant to Section 3(b). Upon any such registration of transfer, a new Warrant, in substantially the form of this Warrant, evidencing the Common Stock purchase rights so transferred shall be issued to the transferee and a new Warrant, in similar form, evidencing the remaining Common Stock purchase rights not so transferred, if any, shall be issued to the Registered Holder.

     (b) This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the office of the Company specified in or pursuant to
Section 3(b) hereof, for new Warrants, in substantially the form of this Warrant evidencing, in the aggregate, the right to purchase the number of Warrant Shares which may then be purchased hereunder, each of such new Warrants to be dated the date of such exchange and to represent the right to purchase such number of Warrant Shares as shall be designated by the Registered Holder at the time of such surrender.

     SECTION 3. DURATION AND EXERCISE OF THIS WARRANT.

     (a) This Warrant shall be exercisable by the Registered Holder, in whole, or from time to time in part, on any business day before 5:00 p.m., Phoenix time, during the period beginning on the Exercise Commencement Date and ending on the Expiration Date. At 5:00 p.m., Phoenix time, on the Expiration Date, this Warrant, to the extent not previously exercised, shall become void and of no further force or effect.

     (b) Subject to Sections 4, and 11(a) hereof, upon exercise or surrender of this Warrant, with the Form of Election to Purchase attached hereto completed and duly endorsed by the Registered Holder, to the Company at its office at 3500 South La Cometa Drive, Goodyear, Arizona 85338, Attention: Chief Financial Officer, or at such other address as the Company may specify in writing to the Registered Holder, and upon payment of the Exercise Price multiplied by up to the number of Warrant Shares then issuable upon exercise of this Warrant in lawful money of the United States of America (except as otherwise provided for in Section 3(c) hereof), all as specified by the Registered Holder in the Form of Election to Purchase, the Company shall promptly issue and cause to be delivered to or upon the written order of the Registered Holder, and in such name or names as the Registered Holder may designate, a certificate for the Warrant Shares issued upon such exercise. Any person so designated in the Form of Election to Purchase, duly endorsed by the Registered Holder, as the person to be named on the certificates for the Warrant Shares, shall be deemed to have become holder of record of such Warrant Shares, evidenced by such certificates, as of the Date of Exercise (as hereinafter defined) of such Warrant.

     (c) The Registered Holder may pay the applicable Exercise Price pursuant to
Section 3(b), at the option of the Registered Holder, either (i) in cash or by cashier's or certified bank check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of Warrant Shares being purchased upon such exercise (the "Aggregate Exercise Price"), (ii) by wire transfer of immediately available funds to the account which shall be indicated in writing by the Company to the Registered Holder, or (iii) by written notice to the Company that the Registered Holder is exercising this Warrant and is authorizing the Company to withhold from the issuance to such Registered Holder that number of Warrant Shares which when multiplied by the Market Price (as hereinafter defined) for the Common Stock for the ten (10) consecutive trading days immediately preceding the Date of Exercise is equal to the Aggregate Exercise Price. Any Warrant Shares withheld by the Company in connection with an exercise of this Warrant pursuant to clause (iii) of this
Section 3(c) shall no longer be issuable under this Warrant and this Warrant shall be deemed to be automatically amended to reduce the number of Warrant Shares issuable hereunder by an amount equal to the amount of such withheld Warrant Shares.

     (d) The "Date of Exercise" of any Warrant means the date on which the Company shall have received (i) this Warrant, with the Form of Election to Purchase attached hereto appropriately completed and duly endorsed, and (ii) payment of the Aggregate Exercise Price as provided herein.

     (e) This Warrant shall be exercisable either as an entirety or, from time to time, for part only of the number of Warrant Shares which are issuable hereunder; PROVIDED, HOWEVER, that no partial exercise of this Warrant shall involve less than 5,000 Warrant Shares unless the aggregate remaining Warrant Shares available for purchase pursuant to this Warrant is less than 5,000, in which case this Warrant shall be exercisable for only all such remaining Warrant Shares. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificates for the Warrant Shares issued pursuant to such exercise, deliver to the Registered Holder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which Warrant shall be substantially in the form of this Warrant.

     (f) DEFINITION OF MARKET PRICE. As used in this Warrant, the term "Market Price" shall mean the average of the daily closing prices per share of the Common Stock for the ten (10) consecutive trading days immediately preceding the day as of which Market Price is being determined. The closing price for each day shall be the last reported sale price or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the New York Stock Exchange, or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which the shares are listed or admitted to trading, or, if the shares are not so listed or admitted to trading, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc. (the "NASD") through NASDAQ or through a similar organization if NASDAQ is no longer reporting such information or as reported on the NASD's OTC Electronic Bulletin Board ("OTC"). If shares of Common Stock are not listed or admitted to trading on any exchange or quoted through NASDAQ or any similar organization or reported on OTC, the Market Price shall be deemed to be the fair value thereof determined in good faith by the Company's Board of Directors as expressed by a resolution of such board as of a date which is within fifteen (15) days of the date as of which the determination is to be made.

     SECTION 4. PAYMENT OF TAXES AND EXPENSES.

     (a) The Company will pay all expenses and taxes (other than any federal or state income tax or similar obligations of the Registered Holder) and other governmental charges attributable to the preparation, execution, issuance and delivery of this Warrant, any new Warrant and the Warrant Shares; provided, however, that the Company shall not be required to pay any tax in respect of the transfer of this Warrant or the Warrant Shares, or the issuance or delivery of certificates for Warrant Shares upon the exercise of this Warrant, to a person or entity other than a Registered Holder or an Affiliate (as hereinafter defined) of such Registered Holder; and further provided, that this paragraph shall not obligate the Company to pay any expenses incurred by the Registered Holder in connection with any registration of the Warrant, any new Warrant or the Warrant Shares pursuant to the 1933 Act.

     (b) An "Affiliate" of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity.

     SECTION 5. MUTILATED OR MISSING WARRANT CERTIFICATE. If this Warrant shall be mutilated, lost, stolen or destroyed, upon request by the Registered Holder, the Company will issue, in exchange for and upon cancellation of the mutilated Warrant, or in substitution for the lost, stolen or destroyed Warrant, a new Warrant, in substantially the form of this Warrant, of like tenor, but, in the case of loss, theft or destruction, only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of this Warrant and, if requested by the Company, indemnity also reasonably satisfactory to it.

     SECTION 6. RESERVATION AND ISSUANCE OF WARRANT SHARES.

     (a) The Company will at all times have authorized, and reserve and keep available, free from preemptive rights, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon the exercise of the rights represented by this Warrant, the number of Warrant Shares deliverable upon exercise of this Warrant.

     (b) Before  taking any action which could cause an  adjustment  pursuant to
Section 7 hereof reducing the Exercise Price below the par value of the Warrant Shares, the Company will take any corporate action which may be necessary in order that the Company may validly and legally issue at the Exercise Price, as so adjusted, Warrant Shares that are fully paid and non-assessable.

     (c) The Company covenants that all Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be (i) duly authorized, fully paid and nonassessable, and (ii) free from all taxes with respect to the issuance thereof and from all liens, charges and security interests.

     SECTION 7. CERTAIN ADJUSTMENTS

     (a) SUBDIVISIONS OR COMBINATIONS OF STOCK. In case the Company shall at any time subdivide the outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased. Upon each such adjustment of the Exercise Price, the holder of this Warrant shall thereafter prior to the Expiration Date thereof be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of such Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

     (b) CONSOLIDATION, MERGER, SALE OF ASSETS, REORGANIZATION, ETC. In case the Company (i) consolidates with or merges into any other corporation and is not the continuing or surviving corporation of such consolidation or merger, or (ii) permits any other corporation to consolidate with or merge into the Company and the Company is the continuing or surviving corporation but, in connection with such consolidation or merger, the Common Stock is changed into or exchanged for stock or other securities of any other corporation or cash or any other assets, or (iii) transfers all or substantially all of its properties and assets to any other corporation, or (iv) effects a capital reorganization or reclassification of the capital stock of the Company in such a way that holders of the Common Stock shall be entitled to receive stock, securities, cash and/or assets with respect to or in exchange for the Common Stock, then, and in each such case, proper provision shall be made so that the holder of this Warrant, upon the exercise of this Warrant at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, shall be entitled to receive (at the aggregate Exercise Price in effect for all Warrant Shares issuable upon such exercise immediately prior to such consummation as adjusted to the time of such transaction), in lieu of shares of Common Stock issuable upon such exercise prior to such consummation, the stock and other securities, cash and/or assets to which such holder would have been entitled upon such consummation if such holder had so exercised such Warrant immediately prior thereto (subject to adjustments subsequent to such corporate action as nearly equivalent as possible to the adjustments provided for in this Section
7).

     SECTION 8. CERTAIN DIVIDENDS AND DISTRIBUTIONS. In the event that the Company shall at any time prior to the exercise of this Warrant declare a dividend (other than a dividend consisting solely of shares of Common Stock or a cash dividend or distribution payable out of current or retained earnings) or otherwise distribute to its stockholders any monies, assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another person or entity, or any other thing of value, the Registered Holder shall thereafter be entitled, in addition to the shares of Common Stock receivable upon the exercise of the Warrant, to receive, upon the exercise of the Warrant, the same monies, property, assets, rights, evidences of indebtedness, securities or any other thing of value that the Registered Holder would have been entitled to receive at the time of such dividend or distribution had the Registered Holder been an owner of record of the shares of Common Stock into which the Warrant is then being exercised as of the record date or other date of determination for such dividend or distribution and an appropriate provision shall be made a part of any such dividend or distribution. Notwithstanding any provision herein to the contrary, no adjustment under this Section 8 shall be made with respect to any cash dividend or distribution payable solely out of current or retained earnings of the Company.

     SECTION 9. NO RIGHTS OR LIABILITIES AS A STOCKHOLDER. The Registered Holder shall not be entitled to vote or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, the rights of a stockholder of the Company or the right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting stockholders (except as provided herein), or to receive dividends or subscription rights or otherwise, until the Date of Exercise shall have occurred. No provision of this Warrant, in the absence of affirmative action by the Registered Holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights and privileges of the Registered Holder, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     SECTION 10. FRACTIONAL WARRANT SHARES. The Company shall not be required to issue fractions of Warrant Shares upon exercise of the Warrant or to distribute certificates which evidence fractional Warrant Shares. If any fraction of a Warrant Share would, except for the provisions of this Section 10, be issuable on the exercise of the Warrant (or specified portion thereof), the Company shall pay to the Registered Holder an amount in cash equal to the Market Price as of the Exercise Date, multiplied by such fraction.

     SECTION 11. TRANSFER RESTRICTIONS; REGISTRATION OF THE WARRANT AND WARRANT SHARES.

     (a) Neither the Warrant nor the Warrant Shares have been registered under the Act. The Registered Holder, by acceptance hereof, represents that it is acquiring this Warrant to be issued to it for its own account and not with a view to the distribution thereof, and agrees not to sell, transfer, pledge or hypothecate this Warrant, any purchase rights evidenced hereby or any Warrant Shares unless a registration statement is effective for this Warrant or the Warrant Shares under the Act or in the opinion of such Registered Holder's counsel reasonably satisfactory to the Company, a copy of which opinion shall be delivered to the Company, such transaction is exempt from the registration requirements of the Act.

     (b) Subject to the provisions of the following paragraph of this Section 11, each Certificate for Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE 1933 ACT, OR AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER HEREOF, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT.

     (c) The restrictions and requirements set forth in the foregoing paragraph shall apply with respect to Warrant Shares unless and until such Warrant Shares are sold or otherwise transferred pursuant to an effective registration statement under the Act or are otherwise no longer subject to the restrictions of the Act, at which time the Company agrees to promptly cause such restrictive legends to be removed and stop transfer restrictions applicable to such Warrant Shares to be rescinded.

     SECTION 12. REGISTRATION RIGHTS. The Registered Holder is entitled to certain registration rights with respect to the Warrant Shares pursuant to a Registration Rights Agreement dated as of __________, 1999, by and between the Company and Pate Foods Corporation (the "Registration Rights Agreement"). Upon any transfer of this Warrant or the Warrant Shares by the Registered Holder, such registration rights may be transferred to the transferee of the Warrant or the Warrant Shares only in accordance with the terms of the Registration Rights Agreement.

     SECTION 13. NOTICES. All notices, requests, demands and other communications relating to this Warrant shall be in writing and shall be deemed to have been duly given if delivered personally or sent by United States certified or registered first-class mail, postage prepaid, return receipt requested, to the parties hereto at the following addresses or at such other address as any party hereto shall hereafter specify by notice to the other party hereto:

     (a) If to the Registered Holder of this Warrant or the holder of the Warrant Shares, addressed to the address of such Registered Holder or holder as set forth on books of the Company or otherwise furnished by the Registered Holder or holder to the Company.

     (b) If to the Company, addressed to:

          Poore Brothers, Inc.
          3500 South La Cometa Drive
          Goodyear, Arizona 85338
          Attn: Chief Financial Officer

     SECTION 14. BINDING EFFECT. This Warrant shall be binding upon and inure to the sole and exclusive benefit of the Company, its successors and assigns, and the holder or holders from time to time of this Warrant and the Warrant Shares.

     SECTION 15. SURVIVAL OF RIGHTS AND DUTIES. This Warrant shall terminate and be of no further force and effect on the earlier of (i) 5:00 p.m., Phoenix time, on the Expiration Date and (ii) the date on which this Warrant and all purchase rights evidenced hereby have been exercised, except that the provisions of Sections 4, 6(c), 11 and 12 hereof shall continue in full force and effect after such termination date.

     SECTION 16. GOVERNING LAW. This Warrant shall be construed in accordance with and governed by the laws of the State of Arizona.

     SECTION 17. AMENDMENT; WAIVER. This Warrant and any term hereof may be amended, waived, discharged or terminated only by and with the written consent of the Company and the holder of this Warrant.

     SECTION 18. SECTION HEADINGS. The Section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed under its corporate seal by its officers thereunto duly authorized as of the date hereof.

                                        POORE BROTHERS, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        ATTEST:


                                        ----------------------------------------
                                        Name:
                                        Title:

                          FORM OF ELECTION TO PURCHASE

                 (To Be Executed Upon Exercise of this Warrant)

To Poore Brothers, Inc.:

     The undersigned, the record holder of this Warrant, hereby irrevocably elects to exercise the right, represented by this Warrant (Warrant No. ___), to purchase ___________ of the Warrant Shares and herewith tenders payment for such Warrant Shares to the order Poore Brothers, Inc. of $_________ representing the full purchase price for such shares at the price per share provided for in such Warrant and the delivery of any applicable taxes payable by the undersigned pursuant to such Warrant.

     In lieu of paying the purchase price as provided in the preceding paragraph, the undersigned will/will not (circle appropriate word(s)) make a cashless exercise pursuant to Section 3(c) of the attached Warrant.

     The undersigned requests that certificates for such shares be issued in the name of

-------------------------------         PLEASE INSERT SOCIAL SECURITY
                                        OR TAX IDENTIFICATION NUMBER
-------------------------------

-------------------------------

-------------------------------

-------------------------------         ----------------------------------
(Please print name and address)

     In the event that not all of the purchase rights represented by the Warrant are exercised, a new Warrant, substantially identical to the attached Warrant, representing the rights formerly represented by the attached Warrant which have not been exercised, shall be issued in the name of and delivered to

--------------------------------------------------------------------------------
                               (Please print name)

--------------------------------------------------------------------------------
                             (Please print address)

Dated: ________________                 Name of Holder (Print):

                                        By: ________________________________
                                        (Name): ____________________________
                                        (Title): ___________________________

                               FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers to each assignee set forth below all of the rights of the undersigned under the attached Warrant (Warrant No. _____) with respect to the number of shares of Common Stock covered thereby set forth opposite the name of such assignee unto:

                                                 Number of Shares of
     Name of Assignee          Address              Common Stock
     ----------------          -------           -------------------






     If the total of said purchase rights represented by the Warrant shall not be assigned, the undersigned requests that a new Warrant Certificate evidencing the purchase rights not so assigned be issued in the name of and delivered to the undersigned.


Dated: _______________                  Name of Holder (Print):


                                        By: ________________________________
                                        (Name): ____________________________
                                        (Title): ___________________________

                                                                       EXHIBIT H


                                WABASH FOODS, LLC
                                 BALANCE SHEETS


                                                      JUNE 30,      DECEMBER 31,
                                                        1999            1998
                                                     -----------    -----------
                                     ASSETS          (unaudited)
Current assets:
  Cash                                               $    48,648    $    62,043
  Accounts receivable, less allowance
    for doubtful accounts                                965,800        790,380
  Inventories                                          1,051,145        664,154
  Prepaid expenses                                       220,199        238,426
                                                     -----------    -----------
    Total current assets                               2,285,792      1,755,003

Equipment, net                                         4,751,507      4,994,045

Other assets                                           1,069,315        152,801
                                                     -----------    -----------
    Total assets                                     $ 8,106,614    $ 6,901,849
                                                     ===========    ===========

                        LIABILITIES AND MEMBERS' DEFICIT
Current liabilities:
  Accounts payable                                   $   660,983    $   417,692
  Accrued expenses                                       219,210        105,301
  Current maturities of notes payable                  1,543,600        414,300
                                                     -----------    -----------
    Total current liabilities                          2,423,793        937,293

Notes payable, less current maturities above           5,705,557      6,171,561
                                                     -----------    -----------
    Total liabilities                                  8,129,350      7,108,854

Members' deficit:
  Accumulated deficit                                    (22,736)      (207,005)
                                                     -----------    -----------
    Total liabilities and members' deficit           $ 8,106,614    $ 6,901,849
                                                     ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                                WABASH FOODS, LLC
                            STATEMENTS OF OPERATIONS

                                                               For the Period
                                                               From Inception
                                          Six Months Ended  (April 1998) through
                                            June 30, 1999       June 30, 1998
                                             -----------         -----------
                                             (unaudited)         (unaudited)

Net sales                                    $ 5,998,112         $ 1,448,937

Cost of sales                                  4,939,346           1,230,490
                                             -----------         -----------
  Gross profit                                 1,058,766             218,447

Selling, general and
  administrative expenses                        446,302             143,429
                                             -----------         -----------
  Income from operations                         612,464              75,018
                                             -----------         -----------
Other income (expense)
  Other income (expense)                          22,499              (3,750)
  Management fees                               (194,800)                 --
  Interest expense                              (255,894)             (7,476)
  Total other income (expense)                  (428,195)            (11,226)
                                             -----------         -----------
 Net income                                  $   184,269         $    63,792
                                             ===========         ===========

   The accompanying notes are an integral part of these financial statements.

                                WABASH FOODS, LLC
                            STATEMENTS OF CASH FLOWS

                                                                         For the Period
                                                                         From Inception
                                                   Six Months Ended   (April 1998) through
                                                     June 30, 1999       June 30, 1998
                                                      -----------         -----------
                                                      (unaudited)         (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                           $ 184,269           $  63,792
  Adjustments to reconcile net income to net
    cash provided by operating activities:
    Depreciation                                         281,978             102,604
    Provision for bad debts                                5,387                  --
  Change in operating assets and liabilities:
    Accounts receivable                                 (180,807)           (272,522)
    Inventories                                         (386,991)           (222,859)
    Other assets and liabilities                        (898,287)            (72,189)
    Accounts payable and accrued expenses                357,200             302,091
                                                       ---------           ---------
      Net cash used in operating activities             (637,251)            (99,083)
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of equipment                                  (39,440)           (105,927)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net borrowings under line of credit agreement          663,296             160,863
                                                       ---------           ---------
Net decrease in cash                                     (13,395)            (44,147)
Cash, beginning of period                                 62,043                   0
                                                       ---------           ---------
Cash, end of period                                    $  48,648           $ (44,147)
                                                       =========           =========

   The accompanying notes are an integral part of these financial statements.

                                WABASH FOODS, LLC
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

     Wabash Foods, LLC (dba Wabash Snacks) was formed on February 24, 1998 in the State of Delaware, and began operations on April 3, 1998 (after purchasing the assets of the O'Boisie Corporation) in the Company's manufacturing facility located in Bluffton, Indiana. The Company's fiscal year ends on December 31. Wabash Foods is engaged in the production and marketing of salted snack food products (including potato crisps, pizza chips and pretzels) sold across the United States. Wabash Foods currently manufactures and sells products under the Tato Skins(R), Pizzarias(R), O'Boisies(R), Braids(R) and Knots(R) brand names and manufactures private label pretzels and tortilla chips for snack food manufacturers. Wabash Foods generally sells its products to vending distributors and retailers through independent distributors.

2. BASIS OF PRESENTATION

     The financial statements include the accounts of Wabash Foods. The financial statements have been prepared in accordance with the instructions for a proxy statement pursuant to Section 14(a) of the Securities Exchange Act of 1934 and, therefore, do not include all the information and footnotes required by generally accepted accounting principles. In the opinion of management, the financial statements include all adjustments, consisting only of normal recurring adjustments, necessary in order to make the financial statements not misleading. The results of operations for the six months ended June 30, 1999 are not necessarily indicative of the results expected for the full year.

3. NOTES PAYABLE

     At June 30, 1999, Wabash Foods had outstanding a promissory note (the "Equipment Note") to US Bancorp Republic Commercial Finance, Inc. ("US Bancorp") in the principal amount of $5,800,000. The Equipment Note is due over seven years in monthly principal installments of $69,050 commencing July 1, 1999. The Equipment Note is secured by all equipment and interest on the Equipment Note is paid on a monthly basis by Wabash Foods at the bank's reference rate (8.0% at June 30, 1999). Principal payments on the Equipment Note have been temporarily deferred by US Bancorp pending completion of the proposed acquisition of Wabash Foods by Poore Brothers Inc. There are no significant restrictive financial covenants in the related Financing Agreement that also covers the Line of Credit discussed below.

     Wabash Foods also has an agreement with US Bancorp for a $1.5 million working capital line of credit (the "Line of Credit"). The balance outstanding was $734,157 and $785,861 at June 30, 1999 and December 31, 1998, respectively. The Line of Credit bears interest at US Bancorp's reference rate (8% at June 30,
1999) and, while due on demand, has no maturity date. The Line of Credit is secured by accounts receivable, inventories, and equipment. The borrowing base under the Line of Credit is limited to 80% of eligible receivables and 50% of eligible inventories. As of August 27, 1999, Wabash Foods had a borrowing base of approximately $860,384 under the Line of Credit.

     Pursuant to an Agreement for Sale of Collateral with US Bancorp in March 1998, Wabash Foods issued to US Bancorp a $2.5 million Promissory Note (the "Promissory Note") with principal payments commencing December 31, 1999. The Promissory Note bears no interest. The Promissory Note was subsequently amended to reduce the principal amount to $650,000 with the following required principal installments: $200,000 due June 30, 1999; $200,000 due September 30, 1999; and $250,000 due December 31, 1999. Principal payments on the Promissory Note have been temporarily deferred by US Bancorp pending completion of the proposed acquisition of Wabash Foods by Poore Brothers Inc.

     Wabash Foods' management believes that the achievement of its plans and objectives will enable Wabash Foods to attain a sufficient level of operating cash flow, or be able to negotiate successfully a further deferral of principal payments, to meet its debt repayment obligations. There can be no assurance, however, that Wabash Foods will achieve a sufficient level of operating cash flow to meet its debt repayment obligations. Any acceleration under the Equipment Note, the Line of Credit, and or the Promissory Note could have a material adverse effect upon Wabash Foods.

                       WABASH FOODS, LLC DBA WABASH SNACKS

                                BLUFFTON, INDIANA

                              FINANCIAL STATEMENTS

                    FROM APRIL 3, 1998 (DATE OF INCEPTION) TO
                                DECEMBER 31, 1998

                          INDEPENDENT AUDITOR'S REPORT

Members
Wabash Foods, LLC
Bluffton, Indiana

We have audited the accompanying balance sheet of Wabash Foods, LLC dba Wabash Snacks as of December 31, 1998, and the related statements of operations and accumulated deficit and cash flows for the period from April 3, 1998 (date of inception) to December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wabash Foods, LLC dba Wabash Snacks as of December 31, 1998, and the results of its operations and its cash flows for the period then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is presented fairly, in all material respects, in relation to the basic financial statements taken as a whole.


/s/ Clifton Gunderson P.L.C.

Clinton, Iowa
February 18, 1999

                       WABASH FOODS, LLC DBA WABASH SNACKS
                                  BALANCE SHEET
                                DECEMBER 31, 1998


                                     ASSETS


CURRENT ASSETS

  Cash                                                                $   62,043
  Accounts receivable - less allowance for
    doubtful accounts of $34,400                                         790,380
  Inventories                                                            664,154
  Prepaid expenses                                                       238,426
                                                                      ----------
      Total current assets                                            $1,755,003

EQUIPMENT

  Total cost                                                           5,414,782
  Less accumulated depreciation                                          420,737
                                                                      ----------
      Total equipment                                                  4,994,045

OTHER ASSETS

  Prepaid artwork                                                        152,801
                                                                      ----------
TOTAL ASSETS                                                          $6,901,849
                                                                      ==========

                        LIABILITIES AND MEMBERS' DEFICIT


CURRENT LIABILITIES

  Accounts payable                                                  $   417,692
  Current maturities of notes payable                                   414,300
  Accrued expenses                                                      105,301
                                                                    -----------
      Total current liabilities                                     $   937,293

NOTES PAYABLE, less current maturities above                          6,171,561
                                                                    -----------
      Total liabilities                                               7,108,854

MEMBERS' DEFICIT

  Accumulated deficit                                                  (207,005)
                                                                    -----------

TOTAL LIABILITIES AND
  MEMBERS' DEFICIT                                                  $ 6,901,849
                                                                    ===========

                       WABASH FOODS, LLC DBA WABASH SNACKS
                 STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
                    FROM APRIL 3, 1998 (DATE OF INCEPTION) TO
                                DECEMBER 31, 1998



SALES                                                               $ 6,300,570

COST OF SALES                                                         5,412,569
                                                                    -----------
      Gross profit                                                      888,001

OPERATING EXPENSES

  Sales and marketing expenses                                      $   254,790
  General and administrative expenses                                   393,217
                                                                    -----------
      Total operating expenses                                          648,007
                                                                    -----------
      Income from operations                                            239,994

OTHER INCOME (EXPENSE)

  Miscellaneous income                                                   14,917
  Uncollectible purchased receivables                                  (184,886)
  Interest expense                                                     (277,030)
                                                                    -----------
      Total other income (expense)                                     (446,999)
                                                                    -----------
      Net loss                                                         (207,005)

ACCUMULATED DEFICIT, BEGINNING OF PERIOD                                     --
                                                                    -----------
ACCUMULATED DEFICIT, END OF PERIOD                                  $   207,005)
                                                                    ===========

                       WABASH FOODS, LLC DBA WABASH SNACKS
                             STATEMENT OF CASH FLOWS
                    FROM APRIL 3, 1998 (DATE OF INCEPTION) TO
                                DECEMBER 31, 1998


CASH FLOWS FROM OPERATING ACTIVITIES

  Net loss                                                            $(207,005)
  Adjustments to reconcile net loss to net
    cash used in operating activities:
    Depreciation                                                        420,737
    Uncollectible purchased receivables                                 184,886
    Provision for bad debts                                              13,400
    Effects of changes in operating assets and liabilities:
      Accounts receivable                                              (748,666)
      Inventories                                                      (250,646)
      Prepaid expenses                                                 (238,426)
      Prepaid artwork                                                  (152,801)
      Accounts payable                                                  417,692
      Accrued expenses                                                  105,301
                                                                      ---------
        Net cash used in operating activities                         $(455,528)

CASH FLOWS FROM INVESTING ACTIVITIES

  Purchases of equipment                                                (28,290)

CASH FLOWS FROM FINANCING ACTIVITIES

  Payments on notes payable                                            (240,000)

  Net borrowings under line of credit agreements                        785,861
                                                                      ---------
        Net cash provided by financing activities                       545,861
                                                                      ---------
NET INCREASE IN CASH                                                     62,043

CASH, BEGINNING OF PERIOD                                                    --
                                                                      ---------
CASH, END OF PERIOD                                                   $  62,043
                                                                      =========

                       WABASH FOODS, LLC DBA WABASH SNACKS
                   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
                                DECEMBER 31, 1998

Wabash Foods, LLC dba Wabash Snacks was formed on February 24, 1998 in the State of Delaware, and began operations on April 3, 1998. The Company is located in Bluffton, Indiana and manufactures snack foods for private label manufacturers. The Company grants credit to all of its customers, which are located throughout North America. The Company's fiscal year ends on December 31. Significant accounting policies followed by the Company are presented below.

USE OF ESTIMATES IN PREPARING FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PREPAID ARTWORK

Prepaid artwork is being amortized over five years using the straight-line method.

INVENTORIES

Inventories are stated at the lower of cost (first-in, first-out) or market.

EQUIPMENT

Equipment is stated at cost.

The cost of equipment is being depreciated over estimated useful lives using the straight-line method. Rates of depreciation vary from two to five years on furniture and fixtures and from five to ten years on machinery and equipment.

ADVERTISING

The Company expenses advertising costs as incurred.

INCOME TAX MATTERS

No provision for income taxes is shown in the financial statements because the Company is a limited liability company. As such, taxable income or loss passes directly to the members.

 This information is an integral part of the accompanying financial statements.

                       WABASH FOODS, LLC DBA WABASH SNACKS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

NOTE 1 - PREPAID EXPENSES

Prepaid expenses at December 31, 1998 consist of the following:

Health insurance                                                       $   6,015
Utility deposit                                                           14,000
Rent                                                                     172,638
Artwork                                                                   41,005
Other                                                                      4,768
                                                                       ---------
TOTAL PREPAID EXPENSES                                                 $ 238,426
                                                                       =========

NOTE 2 - INVENTORIES

Inventories at December 31, 1998 consist of the following:

Raw materials                                                          $ 272,676
Packaging                                                                297,372
Finished goods                                                            94,106
                                                                       ---------
TOTAL INVENTORIES                                                      $ 664,154
                                                                       =========

NOTE 3 - EQUIPMENT

The following is a schedule, by major classes, of the cost and accumulated depreciation of equipment as of December 31, 1998:

                                                   ASSETS AT COST
                                -------------------------------------------------------
                                   BALANCE                                    BALANCE
                                    APRIL                                     DECEMBER
                                   3, 1998     ACQUISITIONS    DELETIONS      31, 1998
                                -------------   ----------   -------------   ----------
Machinery and equipment         $          --   $5,372,487   $          --   $5,372,487
Office furniture and fixtures              --       42,295              --       42,295
                                -------------   ----------   -------------   ----------
TOTAL                           $          --   $5,414,782   $          --   $5,414,782
                                =============   ==========   =============   ==========

 This information is an integral part of the accompanying financial statements.

                       WABASH FOODS, LLC DBA WABASH SNACKS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

NOTE 3 - EQUIPMENT (CONTINUED)

                                   ACCUMULATED DEPRECIATION
                    -------------------------------------------------------   DEPRECIATED
                       BALANCE                                     BALANCE        COST
                        APRIL                                      DECEMBER     DECEMBER
                       3, 1998      PROVISIONS     DELETIONS       31, 1998     31, 1998
                    -------------   ----------   --------------   ----------   ----------
Machinery and
  equipment         $          --   $  409,510   $           --   $  409,510   $4,962,977
Office furniture
  and fixtures                 --       11,227               --       11,227       31,068
                    -------------   ----------   --------------   ----------   ----------
TOTAL               $          --   $  420,737   $           --   $  420,737   $4,994,045
                    =============   ==========   ==============   ==========   ==========

Depreciation expense for the period ended December 31, 1998 totaled $420,737.

NOTE 4 - NOTES PAYABLE AND PLEDGED ASSETS

The following is a schedule of notes payable as of December 31, 1998:

Note payable to U.S. Bancorp Republic Commercial Finance, Inc.
Interest accrues at a variable rate equal to the reference rate per
U.S. Bank National Association. Rate in effect at December 31, 1998 was 7.75%. Interest is payable monthly. Principal payments of
$69,050 are payable monthly beginning July 1, 1999 through July 1,
2006, when all remaining principal is due. Secured by equipment.     $ 5,800,000

Note payable to U.S. Bancorp Republic Commercial Finance, Inc.
Line of credit to $1,500,000. Interest accrues at a variable rate equal to the reference rate per U.S. Bank National Association.
Rate in effect at December 31, 1998 was 7.75%. Interest is payable monthly. There are no required principal payments and no maturity
date. Secured by accounts receivable, inventory, and equipment.          570,643

Note payable to U.S. Bancorp Republic Commercial Finance, Inc.
Line of credit to $750,000. Interest accrues at a variable rate equal to the reference rate per U.S. Bank National Association.
Rate in effect at December 31, 1998 was 7.75%. Interest is payable monthly. There are no required principal payments and no maturity
date. Secured by accounts receivable, inventory, and equipment.          215,218
                                                                     -----------
Total notes payable                                                    6,585,861

Less portion due in one year                                             414,300
                                                                     -----------
LONG-TERM NOTES PAYABLE                                              $ 6,171,561
                                                                     ===========

 This information is an integral part of the accompanying financial statements.

                       WABASH FOODS, LLC DBA WABASH SNACKS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

NOTE 4 - NOTES PAYABLE AND PLEDGED ASSETS (CONTINUED)

Future maturities of notes payable are as follows:

     Year ending December 31,

         1999                                                        $   414,300
         2000                                                            828,600
         2001                                                            828,600
         2002                                                            828,600
         2003                                                            828,600
         Later years                                                   2,857,161
                                                                     -----------
         TOTAL                                                       $ 6,585,861
                                                                     ===========

The book value of assets pledged as security is as follows:

Accounts receivable                                                  $   790,380
Inventories                                                              664,154
Equipment                                                              4,994,045
                                                                     -----------
TOTAL                                                                $ 6,448,579
                                                                     ===========

NOTE 5 - ACCRUED EXPENSES

Accrued expenses at December 31, 1998 consist of the following:

Payroll                                                              $    26,595
Vacation                                                                  21,809
Payroll taxes                                                              3,555
Personal property taxes                                                   27,334
Royalties                                                                 26,008
                                                                     -----------
TOTAL ACCRUED EXPENSES                                               $   105,301
                                                                     ===========

 This information is an integral part of the accompanying financial statements.

                       WABASH FOODS, LLC DBA WABASH SNACKS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

NOTE 6 - LEASE COMMITMENTS

The Company leases its building from a related party under an operating lease agreement which expires April 30, 2018. Future minimum lease payments under this lease are as follows:

     1999                                                            $   202,500
     2000                                                                232,500
     2001                                                                240,000
     2002                                                                240,000
     2003                                                                240,000
     Later years                                                       3,420,000
                                                                     -----------
     TOTAL                                                           $ 4,575,000
                                                                     ===========

Total rental expense for the period ended December 31, 1998 was $135,000.

NOTE 7 - ADVERTISING

Advertising expense for the period ended December 31, 1998 totaled $56,560.

NOTE 8 - MAJOR CUSTOMER

The Company's sales for the period ended December 31, 1998 were $6,300,570. Sales to one customer accounted for 29% of such sales. Accounts receivable from this customer represented 22% of net accounts receivable at December 31, 1998.

NOTE 9 - RELATED PARTIES

The Company has entered into transactions with parties related through common ownership. The following is a summary of transactions and balances with those parties:

     Rent paid                                                       $   307,638
     Loan administration fees                                             45,000
     Salary expense                                                       48,804
     Salary reimbursements                                                 2,324
     Accounts receivable                                                   2,324
     Accounts payable                                                      6,545


Rent paid includes $172,638 of prepaid rent as reported in Note 1 - Prepaid expenses.

 This information is an integral part of the accompanying financial statements.

                       WABASH FOODS, LLC DBA WABASH SNACKS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

NOTE 10 - STATEMENT OF CASH FLOWS

Supplemental disclosures for the statement of cash flows are listed below for the period ended December 31, 1998:

Cash paid during the period for interest                            $   277,030
                                                                    ===========

The Company had the following noncash transactions during 1998:

     Organization of Company
         Cost of assets purchased                                   $ 6,040,000
         Notes payable issued by seller                              (6,040,000)
                                                                    -----------
     CASH DOWNPAYMENT                                               $        --
                                                                    ===========

NOTE 11 - ORGANIZATION

On March 31, 1998 the Company entered into a financing agreement to purchase inventories and equipment for $5,800,000 from U.S. Bancorp Republic Commercial Finance, Inc., with $413,508 allocated to inventories and $5,386,492 to equipment. The Company subsequently entered into a financing agreement with U.S. Bancorp Republic Commercial Finance, Inc. to purchase the accounts receivable for $240,000. These assets had been surrendered to U.S. Bancorp Republic Commercial Finance, Inc. effective January 30, 1998.

NOTE 12 - YEAR 2000 UNCERTAINTIES

Like most entities, the Company may be exposed to risks associated with Year 2000 dating problems. This problem affects computer software and hardware; transactions with customers, vendors and other entities; and equipment dependent on microchips. The Company has begun but not yet completed the process of identifying and remediating potential Year 2000 problems. It is not possible for any entity to guarantee the results of its own remediation efforts or to accurately predict the impact of Year 2000 dating problems on third parties with which the Company does business. If remediation efforts of the Company or third parties with which it does business are not successful, it is possible the Year 2000 dating problem could negatively impact the Company's financial condition and results of operations.

NOTE 13 - SUBSEQUENT EVENT

A letter of intent has been signed for the sale of the Company. The transaction is expected to be finalized in the third quarter of 1999.

 This information is an integral part of the accompanying financial statements.